As filed with the Securities and Exchange
                          Commission on April 27, 2005

                                                              File Nos. 33-18647
                                                                        811-5398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                       OF 1933 Pre-Effective Amendment No.
                        Post-Effective Amendment No. 40         X

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 41                 X

                  --------------------------------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 221-5672

         ---------------------------------------------------------------

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105

                     (Name and address of agent for service)
                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[_] Immediately upon filing pursuant to paragraph (b)
[X] On May 2, 2005 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[ACM LOGO]


AllianceBernstein Variable Products


Series Fund, Inc.


Class A Prospectus


                                                                MAY 2, 2005

AllianceBernstein



> Money Market Portfolio
> Large Cap Growth Portfolio
> Growth and Income Portfolio
> U.S. Government/High Grade Securities Portfolio
> High Yield Portfolio
> Total Return Portfolio
> International Portfolio
> Global Bond Portfolio
> Americas Government Income Portfolio
> Global Dollar Government Portfolio
> Utility Income Portfolio
> Growth Portfolio
> Worldwide Privatization Portfolio
> Global Technology Portfolio
> Small Cap Growth Portfolio
> Real Estate Investment Portfolio
> International Value Portfolio
> Small/Mid Cap Value Portfolio
> Value Portfolio
> U.S. Large Cap Blended Style Portfolio
> Wealth Appreciation Strategy Portfolio
> Balanced Wealth Strategy Portfolio
> Global Research Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   35
    Principal Risks by Portfolio............................   37
FEES AND EXPENSES OF THE PORTFOLIOS.........................   39
GLOSSARY....................................................   51
DESCRIPTION OF THE PORTFOLIOS...............................   55
    Investment Objectives and Principal Policies............   55
    Description of Additional Investment Practices..........   85
    Additional Risk Considerations..........................   99
MANAGEMENT OF THE PORTFOLIOS................................  105
INVESTING IN THE PORTFOLIOS.................................  118
    How The Portfolios Value Their Shares...................  118
    How To Purchase and Sell Shares.........................  118
    Payments to Financial Intermediaries....................  119
    Frequent Purchases and Redemptions of Portfolio
      Shares................................................  120
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................  122
FINANCIAL HIGHLIGHTS........................................  123
APPENDIX A..................................................  135
APPENDIX B..................................................  138

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.


The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 35.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table that shows each Portfolio's average annual returns and a bar chart that shows each Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.


    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.


    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   .71%      2.34%      3.61%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                5.0
96                                                                                4.7
97                                                                                5.1
98                                                                                5.0
99                                                                                4.7
00                                                                                5.9
01                                                                                3.5
02                                                                                1.1
03                                                                                0.5
04                                                                                0.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and



    WORST QUARTER was up .10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.


    The Portfolio has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective May 2, 2005, the Portfolio has changed its name to reflect this investment strategy and adopted a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $482 million to approximately $386 billion as of December 31, 2004, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................   8.62%     -8.44%     11.60%
Russell 1000 Growth Index...........................   6.30%     -9.29%      9.59%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                48.0
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7
04                                                                                 8.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 29.72%, 4th quarter, 1998; and



    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  11.46%     5.64%      14.41%
Russell 1000 Value Index............................  16.49%     5.27%      13.83%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5
04                                                                                11.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.67%, 4th quarter, 1998; and



    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.



    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.77%     6.84%       6.93%
Lehman Brothers U.S. Aggregate Index...............   4.34%     7.71%       7.72%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                               19.3
96                                                                                2.6
97                                                                                8.7
98                                                                                8.2
99                                                                               -2.5
00                                                                               11.1
01                                                                                7.9
02                                                                                7.8
03                                                                                3.9
04                                                                                3.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 5.14%, 4th quarter, 1995; and



    WORST QUARTER was down -3.00%, 1st quarter, 1996.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds". The Portfolio may invest a portion of its assets in foreign fixed income securities. The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION*
                                                    ------    -------    ----------
Portfolio.........................................   7.98%     4.61%        2.74%
Credit Suisse First Boston High Yield (CSFBHY)
  Index...........................................  11.96%     8.17%        6.44%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from October 27, 1997.


  [BAR CHART]                       BAR CHART

95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                               -3.7
99                                                                               -2.6
00                                                                               -5.2
01                                                                                3.0
02                                                                               -3.0
03                                                                               22.4
04                                                                                8.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.04%, 2nd quarter, 2003; and



    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, allocation risk and derivatives risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................   9.07%      5.97%     11.13%
Russell 1000 Value Index*...........................  16.49%      5.27%     13.83%
S&P 500 Stock Index.................................  10.87%     -2.30%     12.07%
Lehman Brothers Government/Credit Index.............   4.19%      8.00%      7.80%
60% Russell 1000 Value Index/40% LB
  Government/Credit Index...........................  11.57%      6.36%     11.42%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* The Portfolio's benchmark has changed from the S&P 500 Index to the Russell 1000 Value Index. Alliance believes that the Russell 1000 Value Index more closely approximates the composition of the equity portion of the Portfolio's investments.


[BAR CHART]                        BAR CHART

95                                                                                23.7
96                                                                                15.2
97                                                                                21.1
98                                                                                17.0
99                                                                                 6.5
00                                                                                12.5
01                                                                                 2.3
02                                                                               -10.6
03                                                                                19.1
04                                                                                 9.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.38%, 4th quarter, 1998; and



    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  17.62%     -3.98%      4.64%
MSCI EAFE Index......................................  20.70%     -0.80%      5.94%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                 9.9
96                                                                                 7.3
97                                                                                 3.3
98                                                                                13.0
99                                                                                40.2
00                                                                               -19.9
01                                                                               -22.4
02                                                                               -15.3
03                                                                                31.6
04                                                                                17.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 27.15%, 4th quarter, 1999; and



    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and foreign companies. The Fund's foreign investments are generally denominated in foreign currencies.


    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................   9.63%     7.93%       7.66%
Citigroup World Government Bond Index
  (unhedged).........................................  10.35%     8.79%       7.60%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                               17.0
03                                                                               13.3
04                                                                                9.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.25%, 2nd quarter, 2002; and



    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.


    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio is permitted to invest up to 25% of its assets in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.


    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign debt securities have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................   4.89%     7.79%      10.16%
Lehman Brothers U.S. Aggregate Index................   4.34%     7.71%       7.72%
Lehman Brothers Intermediate-Term Government
  Index.............................................   2.33%     6.57%       6.75%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                               11.0
03                                                                                7.4
04                                                                                4.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.60%, 4th quarter, 1995; and



    WORST QUARTER was down -5.14%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.


    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.



    The average weighted maturity of the Portfolio's investments normally range between five and 25 years, depending upon the type of securities.


    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  10.12%     16.31%     13.84%
JPM EMBI+...........................................  11.77%     13.55%     15.06%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                23.0
96                                                                                24.9
97                                                                                13.2
98                                                                               -21.7
99                                                                                26.1
00                                                                                14.1
01                                                                                 9.4
02                                                                                16.1
03                                                                                33.4
04                                                                                10.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.02%, 4th quarter, 1999; and



    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities. The Portfolio's investments in foreign utility companies may have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  24.33%     0.05%       9.34%
S&P 500 GICS Utilities Composite....................  24.28%     3.73%       8.16%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                21.5
96                                                                                 7.9
97                                                                                25.7
98                                                                                23.9
99                                                                                19.4
00                                                                                11.5
01                                                                               -22.5
02                                                                               -22.1
03                                                                                19.9
04                                                                                24.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.55%, 2nd quarter, 2003; and



    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  14.73%     -6.79%     10.65%
Russell 3000 Index..................................  11.95%     -1.16%     12.01%
Russell 3000 Growth Index*..........................   6.93%     -8.87%      9.30%
S&P 500 Stock Index.................................  10.87%     -2.30%     12.07%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* The Portfolio's benchmark has changed from the Russell 3000 Index to the Russell 3000 Growth Index. Alliance believes that the Russell 3000 Growth Index more closely approximates the Portfolio's investments.


[BAR CHART]                        BAR CHART

95                                                                                35.2
96                                                                                28.5
97                                                                                30.0
98                                                                                28.7
99                                                                                34.5
00                                                                               -17.5
01                                                                               -23.5
02                                                                               -28.1
03                                                                                35.1
04                                                                                14.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 32.47%, 4th quarter, 1998; and



    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  24.27%      1.70%     10.79%
MSCI World (minus the U.S.) Index...................  20.84%     -0.43%      6.27%



The average annual total returns in the performance table are for periods ended December 31, 2004.


[BAR CHART]                        BAR CHART

95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                               -23.0
01                                                                               -17.3
02                                                                                -4.2
03                                                                                43.5
04                                                                                24.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 34.7%, 4th quarter, 1999; and



    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential. Alliance adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. The Portfolio also may invest in debt securities.



    Effective May 2, 2005, the Portfolio will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Portfolio may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.



    Among the principal risks of investing in the Portfolio are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt securities, your investment has interest rate risk and credit risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION*
                                                    ------    -------    ----------
Portfolio.........................................   5.38%    -12.27%       6.49%
NASDAQ Composite Index............................   8.59%    -11.77%       8.40%
MSCI World IT Index...............................   2.48%    -17.47%       8.26%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from January 11, 1996.


[BAR CHART]                        BAR CHART

95                                                                                 0.0
96                                                                                 0.0
97                                                                                 6.5
98                                                                                63.8
99                                                                                75.7
00                                                                               -21.5
01                                                                               -25.2
02                                                                               -41.7
03                                                                                44.2
04                                                                                 5.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 47.67%, 4th quarter, 1999; and



    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION*
                                                    ------    -------    ----------
Portfolio.........................................  14.55%     -0.95%       3.59%
Russell 2000 Growth Index.........................  14.31%     -3.57%       4.85%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from August 15, 1996.


[BAR CHART]                        BAR CHART

95                                                                                 0.0
96                                                                                 0.0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9
04                                                                                14.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 25.28%, 4th quarter, 2001; and



    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                         SINCE
                                                  1 YEAR    5 YEARS    INCEPTION*
                                                  ------    -------    ----------
Portfolio.......................................  35.63%    22.16%       12.61%
NAREIT Equity Index.............................  31.58%    21.95%       12.43%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from January 9, 1997.


[BAR CHART]                        BAR CHART

95                                                                                 0.0
96                                                                                 0.0
97                                                                                 0.0
98                                                                               -19.1
99                                                                                -5.1
00                                                                                26.7
01                                                                                10.8
02                                                                                 2.6
03                                                                                39.3
04                                                                                35.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.79%, 4th quarter, 2004; and



    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or forward currency exchange contracts.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  25.12%      15.51%
MSCI EAFE Index (net)**.....................................  20.25%       4.92%



The average annual total returns in the performance table are for periods ended December 31, 2004.*



 * Since Inception return information is from May 10, 2001.



** The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


[BAR CHART]                        BAR CHART

95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                               -5.2
03                                                                               44.4
04                                                                               25.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.95%, 2nd quarter, 2003; and



    WORST QUARTER was down -21.73%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO


    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio also may invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small- to mid-capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Investments in small-capitalization companies tend to be more volatile than investments in mid- or large-capitalization companies. The Portfolio's investments in small- to mid-capitalization companies may have additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, or financial resources. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  19.30%      16.81%
Russell 2500 Value Index....................................  21.58%      15.03%
Russell 2500 Index..........................................  18.29%      10.21%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from May 2, 2001.


[BAR CHART]                        BAR CHART

95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                               -6.2
03                                                                               41.3
04                                                                               19.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 20.35%, 2nd quarter, 2003; and



    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio also may invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in securities issued by foreign companies, it may have foreign risk and currency risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  12.77%      20.96%
Russell 1000 Value Index....................................  16.49%      20.49%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 22, 2002.


[BAR CHART]                        BAR CHART

95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                                0.0
03                                                                               28.9
04                                                                               12.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.61%, 2nd quarter, 2003; and



    WORST QUARTER was down -5.02%, 1st quarter, 2003.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

    Objective: The investment objective of the Portfolio is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.


    Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



    The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit. Bernstein's Large Cap Value investment team follows a universe of companies with larger capitalizations and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.


    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



                     PERFORMANCE INFORMATION AND BAR CHART



                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................   9.43%      12.27%
S&P 500 Stock Index.........................................  10.87%      15.88%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from June 6, 2003.



                                   BAR CHART

[BAR CHART]

95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                                0.0
03                                                                                0.0
04                                                                                9.4


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 9.61%, 4th quarter, 2004; and



    WORST QUARTER was down -2.24%, 3rd quarter, 2004.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO

    Objective:  The Portfolio seeks long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    The Portfolio's value stocks are selected using the fundamental value investment discipline of Alliance's Bernstein unit. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers.


    Normally, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blends. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


    The table provides an indication of the historical risk of an investment in the Portfolio.

                            PERFORMANCE INFORMATION



                               PERFORMANCE TABLE



                                                                SINCE
                                                              INCEPTION*
                                                              ----------
Portfolio...................................................     6.90%
70% S&P 500 Stock Index/30% MSCI EAFE Index.................     9.56%
S&P 500 Stock Index.........................................     7.19%
MSCI EAFE Index.............................................    15.10%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from July 1, 2004.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

    Objective: The Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.


    Principal Investment Strategies and Risks: The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Portfolio.


    The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    The Portfolio's value stocks are selected using Alliance's Bernstein unit fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds") and preferred stock.


    Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Within the equity component, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Portfolio toward the targeted debt/equity weightings and the targeted equity blends. The Portfolio may use derivatives, such as options, futures, forwards, and swaps.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


    The table provides an indication of the historical risk of an investment in the Portfolio.



                            PERFORMANCE INFORMATION



                               PERFORMANCE TABLE



                                                                SINCE
                                                              INCEPTION*
                                                              ----------
Portfolio...................................................     6.70%
60% S&P 500 Stock Index/40% Lehman Brothers U.S. Aggregate
  Index.....................................................     5.99%
S&P 500 Stock Index.........................................     7.19%
Lehman Brothers U.S. Aggregate Index........................     4.18%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from July 1, 2004.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



    Objective: The Portfolio's investment objective is to seek long-term growth of capital.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. Alliance allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A senior industry analyst for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.



                     PERFORMANCE INFORMATION AND BAR CHART



There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.


        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-BACKED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).


    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.


    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, expropriation, nationalization or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of expropriation, nationalization or other confiscation, a Portfolio could lose its entire investment.


    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.


    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.


    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.


    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract. Portfolios that invest a substantial portion of their assets in the securities of small- and mid-capitalization companies, which are less widely-traded than the securities of large-capitalization companies, may be particularly subject to liquidity risk.

    - ALLOCATION RISK This is the risk that the allocation of investments among market sectors may have a more significant effect on the Portfolio's net asset value when one of these market sectors is performing more poorly than the other.



    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.


    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Money
  Market Portfolio......     X         X
AllianceBernstein Large
  Cap Growth
  Portfolio.............                        X                                X         X
AllianceBernstein Growth
  and Income
  Portfolio.............     X         X        X                                X         X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............     X         X        X
AllianceBernstein High
  Yield Portfolio.......     X         X        X                                X         X                        X
AllianceBernstein Total
  Return Portfolio......     X         X        X
AllianceBernstein
  International
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Bond Portfolio........     X         X        X                                X         X           X            X
AllianceBernstein
  Americas Government
  Income Portfolio......     X         X        X                                X         X           X            X
AllianceBernstein Global
  Dollar Government
  Portfolio.............     X         X        X                                X                     X            X
AllianceBernstein
  Utility Income
  Portfolio.............     X         X        X          X
AllianceBernstein Growth
  Portfolio.............     X         X        X                     X          X         X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Technology
  Portfolio.............     X         X        X          X          X          X         X
AllianceBernstein Small
  Cap Growth
  Portfolio.............     X         X        X                     X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Money
  Market Portfolio......                                            X
AllianceBernstein Large
  Cap Growth
  Portfolio.............                                            X          X
AllianceBernstein Growth
  and Income
  Portfolio.............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............       X                                    X
AllianceBernstein High
  Yield Portfolio.......       X            X                       X
AllianceBernstein Total
  Return Portfolio......       X                        X           X
AllianceBernstein
  International
  Portfolio.............                                            X
AllianceBernstein Global
  Bond Portfolio........       X            X                       X          X
AllianceBernstein
  Americas Government
  Income Portfolio......       X            X                       X          X
AllianceBernstein Global
  Dollar Government
  Portfolio.............       X            X                       X          X
AllianceBernstein
  Utility Income
  Portfolio.............                                            X
AllianceBernstein Growth
  Portfolio.............                                            X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............                                            X
AllianceBernstein Global
  Technology
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Growth
  Portfolio.............                                            X

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Real
  Estate Investment
  Portfolio.............     X         X        X          X
AllianceBernstein
  International Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein Small/
  Mid Cap Value
  Portfolio.............                        X          X          X          X         X
AllianceBernstein Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                        X                                X         X
AllianceBernstein Wealth
  Appreciation Strategy
  Portfolio.............                        X                     X          X         X                        X
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio....     X         X        X                     X          X         X                        X
AllianceBernstein Global
  Research Growth
  Portfolio.............                        X          X          X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Real
  Estate Investment
  Portfolio.............                                            X
AllianceBernstein
  International Value
  Portfolio.............                                            X
AllianceBernstein Small/
  Mid Cap Value
  Portfolio.............                    X                       X
AllianceBernstein Value
  Portfolio.............                                            X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                                X           X          X
AllianceBernstein Wealth
  Appreciation Strategy
  Portfolio.............       X            X           X           X
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio....       X            X           X           X
AllianceBernstein Global
  Research Growth
  Portfolio.............                                X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .45%  After 1 Yr.       $   70
     Other expenses                                  .24%  After 3 Yrs.      $  221
                                                   -----
     Total Portfolio operating expenses(a)           .69%  After 5 Yrs.      $  384
                                                   =====
                                                           After 10 Yrs.     $  859
ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   83
     Other expenses                                  .06%  After 3 Yrs.      $  259
                                                   -----
     Total Portfolio operating expenses(a)           .81%  After 5 Yrs.      $  450
                                                   =====
                                                           After 10 Yrs.     $1,002
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $   61
     Other expenses                                  .05%  After 3 Yrs.      $  192
                                                   -----
     Total Portfolio operating expenses(a)           .60%  After 5 Yrs.      $  335
                                                   =====
                                                           After 10 Yrs.     $  750
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .45%  After 1 Yr.       $   69
     Other expenses                                  .23%  After 3 Yrs.      $  218
                                                   -----
     Total Portfolio operating expenses(a)           .68%  After 5 Yrs.      $  379
                                                   =====
                                                           After 10 Yrs.     $  847

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $  106
     Other expenses                                  .54%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses(a)          1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs.     $1,271
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $   73
     Other expenses                                  .16%  After 3 Yrs.      $  227
                                                   -----
     Total Portfolio operating expenses(a)           .71%  After 5 Yrs.      $  395
                                                   =====
                                                           After 10 Yrs.     $  883
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  135
     Other expenses                                  .58%  After 3 Yrs.      $  421
                                                   -----
     Total Portfolio operating expenses(a)          1.33%  After 5 Yrs.      $  729
                                                   =====
                                                           After 10 Yrs.     $1,601
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .45%  After 1 Yr.       $   90
     Other expenses                                  .43%  After 3 Yrs.      $  281
                                                   -----
     Total Portfolio operating expenses(a)           .88%  After 5 Yrs.      $  488
                                                   =====
                                                           After 10 Yrs.     $1,084
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $  102
     Other expenses                                  .50%  After 3 Yrs.      $  318
                                                   -----
     Total Portfolio operating expenses(a)          1.00%  After 5 Yrs.      $  552
                                                   =====
                                                           After 10 Yrs      $1,225
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $  179
     Other expenses                                 1.26%  After 3 Yrs.      $  554
                                                   -----
     Total Portfolio operating expenses(a)          1.76%  After 5 Yrs.      $  954
                                                   =====
                                                           After 10 Yrs.     $2,073
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $  110
     Other expenses                                  .53%  After 3 Yrs.      $  343
                                                   -----
     Total Portfolio operating expenses(a)          1.08%  After 5 Yrs.      $  595
                                                   =====
                                                           After 10 Yrs.     $1,317
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   90
     Other expenses                                  .13%  After 3 Yrs.      $  281
                                                   -----
     Total Portfolio operating expenses              .88%  After 5 Yrs.      $  488
                                                   =====
                                                           After 10 Yrs.     $1,084

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  168
     Other expenses                                  .90%  After 3 Yrs.      $  520
                                                   -----
     Total Portfolio operating expenses(a)          1.65%  After 5 Yrs.      $  897
                                                   =====
                                                           After 10 Yrs.     $1,955
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   90
     Other expenses                                  .13%  After 3 Yrs.      $  281
                                                   -----
     Total Portfolio operating expenses(a)           .88%  After 5 Yrs.      $  488
                                                   =====
                                                           After 10 Yrs.     $1,084
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  116
     Other expenses                                  .39%  After 3 Yrs.      $  362
                                                   -----
     Total Portfolio operating expenses(a)          1.14%  After 5 Yrs.      $  628
                                                   =====
                                                           After 10 Yrs.     $1,386
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $   79
     Other expenses                                  .22%  After 3 Yrs.      $  246
                                                   -----
     Total Portfolio operating expenses(a)           .77%  After 5 Yrs.      $  428
                                                   =====
                                                           After 10 Yrs.     $  954
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   97
     Other expenses                                  .20%  After 3 Yrs.      $  303
                                                   -----
     Total Portfolio operating expenses(a)           .95%  After 5 Yrs.      $  525
                                                   =====
                                                           After 10 Yrs.     $1,166
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   88
     Other expenses                                  .11%  After 3 Yrs.      $  274
                                                   -----
     Total Portfolio operating expenses(a)           .86%  After 5 Yrs.      $  477
                                                   =====
                                                           After 10 Yrs.     $1,061
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $   81
     Other expenses                                  .24%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses(a)           .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  122
     Other expenses                                 2.02%  After 3 Yrs.      $  690
                                                   -----
     Total Portfolio operating expenses(a)(b)       2.67%  After 5 Yrs.      $1,284
                                                   =====
                                                           After 10 Yrs.     $2,894
     Waiver and/or expense reimbursement(c)        (1.47)%
     Net Expenses                                   1.20%
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  122
     Other expenses(d)                              3.68%  After 3 Yrs.(b)   $1,027
                                                   -----
     Total Portfolio operating expenses             4.33%
                                                   =====
     Waiver and/or expense reimbursement(c)        (3.13)%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
  PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $  122
     Other expenses(d)                              2.32%  After 3 Yrs.(b)   $  731
                                                   -----
     Total Portfolio operating expenses             2.87%
                                                   =====
     Waiver and/or expense reimbursement(c)        (1.67)%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  122
     Other expenses(b)                              1.70%  After 3 Yrs.(d)   $  644
                                                   -----
     Total Portfolio operating expenses             2.45%
                                                   =====
     Waiver and/or expense reimbursement(c)        (1.25)%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====


------------------------

(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.



(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2005 for AllianceBernstein U.S. Large Cap Blended Style Portfolio, May 1, 2006 for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio and May 1, 2007 for AllianceBernstein Global Research Growth Portfolio and may be extended by Alliance for additional one-year terms.


(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

(d) Based on estimated expenses.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.



                           ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.69%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 72.45           $10,427.55
     2         10,427.55        521.38       10,948.93              75.55            10,873.38
     3         10,873.38        543.67       11,417.05              78.78            11,338.27
     4         11,338.27        566.91       11,905.18              82.15            11,823.04
     5         11,823.04        591.15       12,414.19              85.66            12,328.53
     6         12,328.53        616.43       12,944.96              89.32            12,855.64
     7         12,855.64        642.78       13,498.42              93.14            13,405.28
     8         13,405.28        670.26       14,075.55              97.12            13,978.43
     9         13,978.43        698.92       14,677.35             101.27            14,576.07
    10         14,576.07        728.80       15,304.88             105.60            15,199.27
Cumulative                   $6,080.31                            $881.04



                         ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.81%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   85.05          $10,414.95
     2         10,414.95        520.75       10,935.70               88.58           10,847.12
     3         10,847.12        542.36       11,389.47               92.25           11,297.22
     4         11,297.22        564.86       11,862.08               96.08           11,766.00
     5         11,766.00        588.30       12,354.30              100.07           12,254.23
     6         12,254.23        612.71       12,866.94              104.22           12,762.72
     7         12,762.72        638.14       13,400.85              108.55           13,292.31
     8         13,292.31        664.62       13,956.92              113.05           13,843.87
     9         13,843.87        692.19       14,536.06              117.74           14,418.32
    10         14,418.32        720.92       15,139.24              122.63           15,016.61
Cumulative                   $6,044.84                           $1,028.23

                         ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.60%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 63.00           $10,437.00
     2         10,437.00        521.85       10,958.85              65.75            10,893.10
     3         10,893.10        544.65       11,437.75              68.63            11,369.13
     4         11,369.13        568.46       11,937.58              71.63            11,865.96
     5         11,865.96        593.30       12,459.25              74.76            12,384.50
     6         12,384.50        619.22       13,003.72              78.02            12,925.70
     7         12,925.70        646.29       13,571.99              81.43            13,490.55
     8         13,490.55        674.53       14,165.08              84.99            14,080.09
     9         14,080.09        704.00       14,784.10              88.70            14,695.39
    10         14,695.39        734.77       15,430.16              92.58            15,337.58
Cumulative                   $6,107.07                            $769.49



               ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.68%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 71.40           $10,428.60
     2         10,428.60        521.43       10,950.03              74.46            10,875.57
     3         10,875.57        543.78       11,419.35              77.65            11,341.70
     4         11,341.70        567.08       11,908.78              80.98            11,827.80
     5         11,827.80        591.39       12,419.19              84.45            12,334.74
     6         12,334.74        616.74       12,951.48              88.07            12,863.41
     7         12,863.41        643.17       13,506.58              91.84            13,414.73
     8         13,414.73        670.74       14,085.47              95.78            13,989.69
     9         13,989.69        699.48       14,689.17              99.89            14,589.29
    10         14,589.29        729.46       15,318.75             104.17            15,214.58
Cumulative                   $6,083.28                            $868.69



                            ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.04%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  109.20          $10,390.80
     2         10,390.80        519.54       10,910.34              113.47           10,796.87
     3         10,796.87        539.84       11,336.72              117.90           11,218.81
     4         11,218.81        560.94       11,779.75              122.51           11,657.25
     5         11,657.25        582.86       12,240.11              127.30           12,112.81
     6         12,112.81        605.64       12,718.45              132.27           12,586.18
     7         12,586.18        629.31       13,215.49              137.44           13,078.05
     8         13,078.05        653.90       13,731.95              142.81           13,589.14
     9         13,589.14        679.46       14,268.59              148.39           14,120.20
    10         14,120.20        706.01       14,826.21              154.19           14,672.02
Cumulative                   $5,977.51                           $1,305.49

                           ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.71%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 74.55           $10,425.45
     2         10,425.45        521.27       10,946.72              77.72            10,869.00
     3         10,869.00        543.45       11,412.45              81.03            11,331.42
     4         11,331.42        566.57       11,897.99              84.48            11,813.52
     5         11,813.52        590.68       12,404.19              88.07            12,316.12
     6         12,316.12        615.81       12,931.93              91.82            12,840.11
     7         12,840.11        642.01       13,482.12              95.72            13,386.40
     8         13,386.40        669.32       14,055.72              99.80            13,955.92
     9         13,955.92        697.80       14,653.72             104.04            14,549.67
    10         14,549.67        727.48       15,277.16             108.47            15,168.69
Cumulative                   $6,074.38                            $905.69


                           ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.33%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  139.65          $10,360.35
     2         10,360.35        518.02       10,878.37              144.68           10,733.69
     3         10,733.69        536.68       11,270.37              149.90           11,120.47
     4         11,120.47        556.02       11,676.50              155.30           11,521.20
     5         11,521.20        576.06       12,097.26              160.89           11,936.37
     6         11,936.37        596.82       12,533.18              166.69           12,366.49
     7         12,366.49        618.32       12,984.82              172.70           12,812.12
     8         12,812.12        640.61       13,452.73              178.92           13,273.80
     9         13,273.80        663.89       13,937.49              185.37           13,752.13
    10         13,752.13        687.61       14,439.73              192.05           14,247.68
Cumulative                   $5,893.83                           $1,646.15



                            ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28

                    ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.00%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  105.00          $10,395.00
     2         10,395.00        519.75       10,914.75              109.15           10,805.60
     3         10,805.60        540.28       11,345.88              113.46           11,232.42
     4         11,232.42        561.62       11,794.04              117.94           11,676.10
     5         11,676.10        583.81       12,259.91              122.60           12,137.31
     6         12,137.31        606.87       12,744.18              127.44           12,616.73
     7         12,616.73        630.84       13,247.57              132.48           13,115.10
     8         13,115.10        655.75       13,770.85              137.71           13,633.14
     9         13,633.14        681.66       14,314.80              143.15           14,171.65
    10         14,171.65        708.58       14,880.23              148.80           14,731.43
Cumulative                   $5,989.15                           $1,257.72


                     ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.76%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  184.80          $10,315.20
     2         10,315.20        515.76       10,830.96              190.62           10,640.34
     3         10,640.34        532.02       11,172.35              196.63           10,975.72
     4         10,975.72        548.79       11,524.50              202.83           11,321.67
     5         11,321.67        566.08       11,887.76              209.22           11,678.53
     6         11,678.53        583.93       12,262.46              215.82           12,046.64
     7         12,046.64        602.33       12,648.97              222.62           12,426.35
     8         12,426.35        621.32       13,047.67              229.64           12,818.03
     9         12,818.03        640.90       13,458.93              236.88           13,222.05
    10         13,222.05        661.10       13,883.16              244.34           13,638.81
Cumulative                   $5,772.23                           $2,133.41



                          ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.08%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  113.40          $10,386.60
     2         10,386.60        519.33       10,905.93              117.78           10,788.15
     3         10,788.15        539.41       11,327.55              122.34           11,205.22
     4         11,205.22        560.26       11,765.48              127.07           11,638.41
     5         11,638.41        581.92       12,220.33              131.98           12,088.35
     6         12,088.35        604.42       12,692.77              137.08           12,555.69
     7         12,555.69        627.78       13,183.47              142.38           13,041.09
     8         13,041.09        652.05       13,693.14              147.89           13,545.26
     9         13,545.26        677.26       14,222.52              153.60           14,068.92
    10         14,068.92        703.45       14,772.36              159.54           14,612.82
Cumulative                   $5,965.88                           $1,353.06

                              ALLIANCEBERNSTEIN GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28



                      ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.65%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  173.25          $10,326.75
     2         10,326.75        516.34       10,843.09              178.91           10,664.18
     3         10,664.18        533.21       11,197.39              184.76           11,012.63
     4         11,012.63        550.63       11,563.26              190.79           11,372.47
     5         11,372.47        568.62       11,941.09              197.03           11,744.06
     6         11,744.06        587.20       12,331.26              203.47           12,127.80
     7         12,127.80        606.39       12,734.19              210.11           12,524.07
     8         12,524.07        626.20       13,150.28              216.98           12,933.30
     9         12,933.30        646.66       13,579.96              224.07           13,355.89
    10         13,355.89        667.79       14,023.69              231.39           13,792.30
Cumulative                   $5,803.06                           $2,010.76


                         ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28

                         ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.14%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  119.70          $10,380.30
     2         10,380.30        519.02       10,899.32              124.25           10,775.06
     3         10,775.06        538.75       11,313.82              128.98           11,184.84
     4         11,184.84        559.24       11,744.08              133.88           11,610.20
     5         11,610.20        580.51       12,190.71              138.97           12,051.73
     6         12,051.73        602.59       12,654.32              144.26           12,510.06
     7         12,510.06        625.50       13,135.56              149.75           12,985.82
     8         12,985.82        649.29       13,635.11              155.44           13,479.67
     9         13,479.67        673.98       14,153.65              161.35           13,992.30
    10         13,992.30        699.62       14,691.92              167.49           14,524.43
Cumulative                   $5,948.50                           $1,424.07



                      ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.77%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 80.85           $10,419.15
     2         10,419.15        520.96       10,940.11              84.24            10,855.87
     3         10,855.87        542.79       11,398.66              87.77            11,310.89
     4         11,310.89        565.54       11,876.44              91.45            11,784.99
     5         11,784.99        589.25       12,374.24              95.28            12,278.96
     6         12,278.96        613.95       12,892.90              99.28            12,793.63
     7         12,793.63        639.68       13,433.31             103.44            13,329.87
     8         13,329.87        666.49       13,996.37             107.77            13,888.60
     9         13,888.60        694.43       14,583.03             112.29            14,470.74
    10         14,470.74        723.54       15,194.27             117.00            15,077.28
Cumulative                   $6,056.63                            $979.36



                        ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.95%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   99.75          $10,400.25
     2         10,400.25        520.01       10,920.26              103.74           10,816.52
     3         10,816.52        540.83       11,357.35              107.89           11,249.45
     4         11,249.45        562.47       11,811.92              112.21           11,699.71
     5         11,699.71        584.99       12,284.70              116.70           12,167.99
     6         12,167.99        608.40       12,776.39              121.38           12,655.02
     7         12,655.02        632.75       13,287.77              126.23           13,161.53
     8         13,161.53        658.08       13,819.61              131.29           13,688.32
     9         13,688.32        684.42       14,372.74              136.54           14,236.20
    10         14,236.20        711.81       14,948.01              142.01           14,806.00
Cumulative                   $6,003.75                           $1,197.75

                        ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.86%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   90.30          $10,409.70
     2         10,409.70        520.49       10,930.19               94.00           10,836.19
     3         10,836.19        541.81       11,377.99               97.85           11,280.14
     4         11,280.14        564.01       11,844.15              101.86           11,742.29
     5         11,742.29        587.11       12,329.41              106.03           12,223.37
     6         12,223.37        611.17       12,834.54              110.38           12,724.16
     7         12,724.16        636.21       13,360.37              114.90           13,245.47
     8         13,245.47        662.27       13,907.75              119.61           13,788.14
     9         13,788.14        689.41       14,477.55              124.51           14,353.04
    10         14,353.04        717.65       15,070.69              129.61           14,941.08
Cumulative                   $6,030.13                           $1,089.04



                               ALLIANCEBERNSTEIN VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.79%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   82.95          $10,417.05
     2         10,417.05        520.85       10,937.90               86.41           10,851.49
     3         10,851.49        542.57       11,394.07               90.01           11,304.05
     4         11,304.05        565.20       11,869.26               93.77           11,775.49
     5         11,775.49        588.77       12,364.26               97.68           12,266.59
     6         12,266.59        613.33       12,879.92              101.75           12,778.17
     7         12,778.17        638.91       13,417.07              105.99           13,311.08
     8         13,311.08        665.55       13,976.63              110.42           13,866.22
     9         13,866.22        693.31       14,559.53              115.02           14,444.51
    10         14,444.51        722.23       15,166.73              119.82           15,046.92
Cumulative                   $6,050.73                           $1,003.82



                   ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66

                   ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66



                     ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66



                      ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.


FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other governmental entities.


INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.


MORTGAGE-BACKED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:


    -   ARMS, which are adjustable-rate mortgage securities;


    -   SMRS, which are stripped mortgage-backed securities;


    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.


U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by act of

Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.


RATING AGENCIES, RATED SECURITIES AND INDEXES


CITIGROUP WORLD GOVERNMENT BOND INDEX includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion.



CSFB HIGH YIELD INDEX is designed to mirror the investible universe of the $US-denominated high yield debt market.



FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.


INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.



JP MORGAN EMBI + INDEX is a traditional, market-capitalization weighted index comprised of US Dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities.



LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT INDEX includes securities in the intermediate maturity range of the U.S. Government Index, which tracks securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices).



LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is the U.S. government/credit component of the Lehman Brothers U.S. Aggregate Index, including securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.



LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are Commission-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.


MSCI EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.



MSCI WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,

Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.



MSCI WORLD INFORMATION TECHNOLOGY INDEX is a capitalization weighted index that monitors the performance of technology stocks from around the world.



NAREIT EQUITY INDEX has served as an investment performance benchmark for the REIT industry since their inception in January 1972. The index was designed to provide a comprehensive assessment of Equity REIT performance. The index includes all tax-qualified Equity REITs with common shares that trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market List.



NASDAQ COMPOSITE INDEX measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite includes over 3,000 companies.


PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.


RUSSELL 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(R) Value Index.



RUSSELL 1000(R) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.


RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.



RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.



RUSSELL 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.



RUSSELL 2500(TM) VALUE INDEX measures the performance of those Russell 2500 companies (based on capitalization, the 2,500 smallest companies in the Russell 3000(R) Index) with lower price-to-book ratios and lower forecasted growth values.



RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.



RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.


S&P 500 GICS UTILITIES follows utility companies with significantly diversified activities in the Electric Utilities, Gas Utilities and/or Water Utilities sub-industries not classified elsewhere, including unregulated independent power producers and distributors.


OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulations as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.


The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes expropriation, nationalization or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.



ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


The Portfolio has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective May 2, 2005, the Portfolio has changed its name to reflect this investment strategy and adopted a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $482 million to approximately $386 billion as of December 31, 2004, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.


The Portfolio also may:


    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Premier Growth Portfolio.


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial FORWARD and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.


The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds". These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The

Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.


The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more nationally recognized statistical rating organizations ("NRSROs"). For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.



As of December 31, 2004, the Portfolio's investments were rated (or equivalent quality):



    -   AAA                   0%


    -   A-1+                  0%


    -   BBB                2.18%


    -   Ba or BB          29.91%


    -   B                 56.72%


    -   CCC               11.00%


    -   CC                    0%


    -   C                     0%


    -   D                  0.19%


When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.


The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;


    - invest in MORTGAGE-BACKED SECURITIES and directly in mortgages secured by residential real estate;


    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;


    -   invest in MORTGAGE-BACKED SECURITIES;



    -   invest in CREDIT DEFAULT SWAPS;



    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and



    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.


ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:


    - buy and sell foreign currencies or enter into FORWARD CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;


    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least

80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.


The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward currency exchange contracts and other hedging techniques.


The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio is permitted to invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").



The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio may maintain borrowings of approximately one-third of its net assets or otherwise leverage its assets through, for example, the use of reverse repurchase agreements.



The Portfolio invests in investment grade securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.



Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. Alliance anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.


Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:


    -   invest in MORTGAGE-BACKED SECURITIES;


    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;


    -   purchase or sell FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   enter into REVERSE REPURCHASE AGREEMENTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries included in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are considered to be developing or emerging from underdevelopment. The Portfolio previously emphasized investments in obligations referred to as "Brady Bonds", which were issued in connection with the restructure of emerging markets sovereign obligations. However, most of these Brady Bonds have been retired and no longer comprise a principal portion of the Portfolio's investments.



The Portfolio also may invest up to 35% of its total assets in U.S. and foreign corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and foreign corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments normally will range between five and 25 years.



The Portfolio invests significantly in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.


The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.


As of December 31, 2004, securities ratings (or equivalent quality) of the Portfolio's securities were:



    -   A-1+              11.12%


    -   BBB               27.49%


    -   Ba or BB          39.24%


    -   B                 14.32%

    -   CCC                6.60%


    -   CC                 0.54%


    -   Unrated            0.69%



The Portfolio's investments in sovereign debt obligations and foreign corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global and are considered at the time of purchase to be emerging markets or developing countries. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine.



The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.


The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;


    -   enter into SWAP TRANSACTIONS;


    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call OPTIONS for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a matter of fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;


    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";


    - write covered call and put OPTIONS, purchase call and put OPTIONS ON SECURITIES of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call OPTIONS for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.


The Portfolio's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.


Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.



Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a portfolio that invests in higher-rated securities.


ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;


    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index OPTIONS, and write uncovered OPTIONS for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in foreign companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.



ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO



The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.



In implementing its policies, the Portfolio invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential. Alliance adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.



Effective May 2, 2005, the Portfolio will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Portfolio may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.



The Portfolio normally invests substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities. The Portfolio also may invest in U.S. Government securities.



The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.


The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put OPTIONS, including exchange-traded index put OPTIONS of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Technology Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2004, there were approximately 5,100 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.6 billion. Normally, the Portfolio invests in about 100-125 companies.


The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all OPTIONS, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO



The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of companies that are primarily engaged in or related to the real estate industry.



The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.



The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("mortgage-backed securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMIC certificates, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive.



A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.


The Portfolio also may:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO



The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of U.S. equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include any borrowings for investment purposes, and "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between:



    - the market capitalization of the smallest company in the Russell 2500(TM) Value Index; and



    - the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.



Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2004, there were approximately 1,676 small- to mid-capitalization companies, representing a market capitalization range from approximately $80.2 million to approximately $9.5 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio and price to book ratio to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.



Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Small Cap Value Portfolio.


ALLIANCEBERNSTEIN VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of U.S. equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.


The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

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ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of those companies.



Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations. Alliance expects the average market capitalization of the growth stocks selected for inclusion in the portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.



The value stocks used in this portfolio are selected by Bernstein's Large Cap Value investment team. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.



The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.



The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


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

The Portfolio Construction Process

The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.


Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process develops a portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.


The Portfolio also may:

    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;


    -   invest up to 20% of its total assets in NON-U.S. SECURITIES;


    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;


    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO


The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.



Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.



Normally, Alliance's targeted blend for the Portfolio is an equal weighting of growth and value stocks. Alliance will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.



In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Investments in REITs are deemed to be 100% equity for purposes of the target blend of the Portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio.


The Portfolio also may:


    - invest without limit in NON-U.S. SECURITIES, although it generally will not invest more than 35% of its total assets in such securities;


    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio.

    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;

    - invest up to 10% of its total assets in the securities of companies in emerging markets;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

The Portfolio's investment objective is to seek to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile.


The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



Alliance's targeted blend for the Portfolio's equity component is an equal weighting of growth and value stocks. Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio. Investments in REITs are deemed to be 50% equity and 50% fixed-income for purposes of the target blend of the Portfolio.



The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.



Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.



Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Alliance will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the portfolio.



In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when Alliance believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance.



The Portfolio also may:



    - invest without limit in NON-U.S. SECURITIES, although it generally will not invest more than 25% of its total assets in such securities;


    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;


    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio;


    -   purchase and sell non-U.S. fixed-income obligations;


    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;

    - invest up to 10% of its total assets in the securities of companies in emerging markets;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



The Portfolio's investment objective is long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge.



Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.



Stock selection within each market sector is the responsibility of a senior industry analyst-manager for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the U.S. and abroad. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors.



The Portfolio normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Portfolio to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. The Portfolio's market capitalization allocation, like its country allocation, is a by-product of the stock selection process. Alliance expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Portfolio also may invest in securities of companies in emerging markets.



In addition to purchasing directly securities of corporate issuers in various securities markets, the Portfolio may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the same industry.



As a matter of fundamental policy, the Portfolio may not make loans to other persons except that the Portfolio may LEND ITS PORTFOLIO SECURITIES in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value.



The Portfolio also may:



    -   purchase and sell FUTURES CONTRACTS and OPTIONS on futures contracts;



    -   purchase and sell OPTIONS;



    - purchase and write put and call OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;



    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS; and



    -   invest up to 10% of its net assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolios may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a

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        future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such ratings. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.



Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-BACKED SECURITIES and OTHER ASSET-BACKED SECURITIES.


While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

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    -   Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Portfolio to utilize at any given time.


DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.


Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.



A Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When a Portfolio believes that a currency may suffer a substantial decline against the U.S. Dollar, it


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may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.



Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price at a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.



A Portfolio may purchase options on futures contracts written or purchased by the Portfolio that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's portfolio securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.



Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.



Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.



A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in


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recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.



The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Portfolio would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.



Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Portfolios that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.



Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is "covered" if the Portfolio holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.



A call option is for cross-hedging purposes if a Portfolio does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio may write call options for cross-hedging purposes. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.



In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.



If an option written by a Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


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A Portfolio will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.



Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.



BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). The market for Brady Bonds has decreased recently because many Brady Bonds have been retired.


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Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and
(iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").



Brady Bonds involve various risks associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.



CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.


CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


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A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.



FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).



When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Portfolio may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.



The use of forward commitments enables a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolios enter into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.



ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.



Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Portfolio.



A Portfolio may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about


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companies whose securities are traded on an exchange. To the extent that these securities are securities issued by foreign issuers, there is no law in many of the countries in which the Portfolios may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.


INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.


LOANS OF PORTFOLIO SECURITIES. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the


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creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.



MORTGAGE-BACKED SECURITIES. The Portfolios' investments in mortgage-backed securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-backed securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-backed securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.



Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-backed securities without credit enhancement if the securities meet the Portfolio's investment standards.



One type of mortgage-backed security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-backed securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.



Another form of mortgage-backed security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-backed security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.



Another type of mortgage-backed security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the


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yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


SMRS are mortgage-backed securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-backed securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.



The value of mortgage-backed securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-backed securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-backed securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-backed securities in investments that provide as high a yield as the mortgage-backed securities. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.



Although the market for mortgage-backed securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-backed securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.



As with fixed-income securities generally, the value of mortgage-backed securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the


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yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-backed securities will decline. Although the negative effect could be lessened if the mortgage-backed securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-backed securities generally tend to decline during a period of rising interest rates.


Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.


OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities discussed above.


Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.  Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.


RIGHTS AND WARRANTS. A Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.



SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short. The Portfolios may utilize short-selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Although a Portfolio's gain is limited by the price at which it sold the security short, its potential loss is unlimited.



STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security


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underlying the commitment at a yield and price considered advantageous to the
Portfolio and unavailable on a firm commitment basis. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.



There is no guarantee that the security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.


STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

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Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.


PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.



TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.



PORTFOLIO HOLDINGS. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Variable Products Series Fund monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of a Portfolio's holdings.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to

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liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.


In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.


FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.



Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.



A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.



Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain foreign issuers than is available about U.S. issuers.



The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Expropriation, nationalization or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and a Portfolio's investments. In the event of expropriation, nationalization or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.


Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other

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

non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.


Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Brazil. Please refer to Appendix B for a discussion of risks associated with investments in these countries.


Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Investment in Smaller, Emerging Companies. The Portfolios may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.



Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of expropriation, nationalization confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.


INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.


UNRATED SECURITIES. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.


U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

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

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


Each Portfolio's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2004, totaling approximately $539 billion (of which approximately $118 billion represented the assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 48 registered investment companies managed by Alliance, comprising 121 separate portfolios, currently have approximately 6.7 million shareholder accounts.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2004, the Portfolios paid Alliance as a percentage of average net assets:



                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................      0.45%
AllianceBernstein Large Cap Growth Portfolio................      0.75%
AllianceBernstein Growth and Income Portfolio...............      0.55%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................      0.45%
AllianceBernstein High Yield Portfolio......................      0.50%
AllianceBernstein Total Return Portfolio....................      0.55%
AllianceBernstein International Portfolio...................      0.75%
AllianceBernstein Global Bond Portfolio.....................      0.45%
AllianceBernstein Americas Government Income Portfolio......      0.50%
AllianceBernstein Global Dollar Government Portfolio........      0.50%
AllianceBernstein Utility Income Portfolio..................      0.55%
AllianceBernstein Growth Portfolio..........................      0.75%
AllianceBernstein Worldwide Privatization Portfolio.........      0.75%
AllianceBernstein Global Technology Portfolio...............      0.75%
AllianceBernstein Small Cap Growth Portfolio................      0.75%
AllianceBernstein Real Estate Investment Portfolio..........      0.55%
AllianceBernstein International Value Portfolio.............      0.75%
AllianceBernstein Small/Mid Cap Value Portfolio.............      0.75%
AllianceBernstein Value Portfolio...........................      0.55%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio(a)..............................................         0%
AllianceBernstein Wealth Appreciation Strategy
  Portfolio(b)..............................................         0%
AllianceBernstein Balanced Wealth Strategy Portfolio(c).....         0%
AllianceBernstein Global Research Growth Portfolio(d).......         0%


------------

(a) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of average daily net assets would have been 0.65%.



(b) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of daily net assets would have been 0.65%.

(c) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of daily net assets would have been 0.55%.



(d) The Portfolio had not commenced operations during the Fund's most recently completed fiscal year. For services rendered by Alliance under the Advisory Agreement, the Portfolio will pay Alliance at an annual rate of 0.75% of the first $2.5 billion in average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion in average daily net assets and 0.60% of the excess over $5 billion in average daily net assets.


In connection with investments in real estate securities, Alliance has, at its expense, retained CBRE as a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS



The management of and investment decisions for the ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO'S portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since
2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO'S portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2001). Mr. Caruso is a Senior Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The management of and investment decisions for ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO'S portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of ACMC with which he has been associated in a substantially similar capacity to his current position since prior to 2000. Mr. Kelley is a Senior Vice President of ACMC with which he has been associated since prior to 2000.



The management of and investment decisions for the ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO'S portfolio are made by the Adviser's Global Fixed
Income: Emerging Market Investment Team. The Global Fixed Income: Emerging Market Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Paul DeNoon, a member of the Adviser's Global Fixed
Income: Emerging Market Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2002). Mr. DeNoon is a Senior Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO are made by Ms. Annie Tsao, Senior Vice President of ACMC and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 2000. Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The day-to-day management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH PORTFOLIO'S portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi has been responsible for the Portfolio's investments since 2000, and has been with the firm since prior to 2000. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The day-to-day management of and investment decisions for the ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO'S portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2000. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The management of and investment decisions for the ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO, ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. Day-to-day responsibilities for coordinating the Portfolios' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team (since 2003 with respect to ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO and since 2004 with respect to each of ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO). Mr. Masters is an Executive Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO are made by the Adviser's Global Research Growth sector analyst-managers, with oversight by the Adviser's Global Research Growth Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.



The Adviser's Global Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the sector analyst-managers with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



          EMPLOYEE; YEAR; TITLE               PRINCIPAL OCCUPATION DURING THE PAST FIVE (5) YEARS
          ---------------------               ---------------------------------------------------
Norman M. Fidel; since inception; Senior      Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.
Jane E. Schneirov; since inception; Senior    Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.
Gina M. Griffin; since inception; Senior      Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.
Janet A. Walsh; since inception; Senior       Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.
Thomas A. Schmitt; since inception; Senior    Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.
Francis X. Suozzo; since inception; Senior    Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.

The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO are made by the Adviser's International Research Growth sector analyst-managers, with oversight by the Adviser's International Research Growth Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.



The Adviser's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the sector analyst-managers with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



          EMPLOYEE; YEAR; TITLE               PRINCIPAL OCCUPATION DURING THE PAST FIVE (5) YEARS
          ---------------------               ---------------------------------------------------
Hiromitsu Agata; since 2005; Senior Vice      Senior Vice President of ACAM with which he has
  President of Alliance Capital Asset         been associated since prior to 2000.
  Management ("ACAM")
Isabel Buccellati; since 2005; Vice           Vice President of ACL with which she has been
  President of Alliance Capital Limited       associated since prior to 2000.
  ("ACL")
William Johnston; since 2005; Senior Vice     Senior Vice President of ACL with which he has been
  President of ACL                            associated since prior to 2000.
Valli Niththyananthan; since 2005; Vice       Vice President of ACL with which she has been
  President of ACL                            associated since October 2000. Prior thereto, she
                                              was a research analyst at Gartmore Investment
                                              Management since prior to 2000.
Michele Patri; since 2005; Vice President     Vice President of ACL and a Non-US Developed
  of ACL                                      Analyst since April, 2001. Prior thereto, he was a
                                              portfolio manager at Citigroup Asset Manager in
                                              London since prior to 2000.
Thomas A. Schmitt; since 2005; Senior Vice    Senior Vice President of ACMC with which he has
  President of ACMC                           been associated since prior to 2000.
Atsushi Yamamoto; since 2005; Senior Vice     Senior Vice President of ACAM with which he has
  President of ACAM                           been associated since prior to 2000.



The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.



The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the

Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior    Senior Vice President of ACMC with
  Market Portfolio           Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
  Money Market Investment
  Team
                             Maria Cona; since 2005; Vice             Vice President of ACMC with which she
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Jason Moshos; since 2005; Assistant      Assistant Portfolio Manager of ACMC
                             Portfolio Manager of ACMC                since September 2003. Prior thereto,
                                                                      he was a research assistant in ACMC's
                                                                      Municipal Credit Research area since
                                                                      September 2000.
AllianceBernstein U.S        Matthew Bloom; since 1999; Senior        Senior Vice President of ACMC with
  Government/High Grade      Vice President of ACMC                   which he has been associated since
  Securities Portfolio                                                prior to 2000.

U.S. Investment Grade
Fixed Income Team
                             Alison Martier; since 2005; Senior       Senior Vice President of ACMC with
                             Vice President of ACMC                   which she has been associated since
                                                                      prior to 2000.
                             Greg Wilensky; since 2005; Vice          Vice President of ACMC and Director
                             President of ACMC                        of Stable Value Investments, with
                                                                      which he has been associated since
                                                                      prior to 2000.
AllianceBernstein High       Michael Snyder; since 2002; Senior       Senior Vice President of ACMC with
  Yield Portfolio            Vice President of ACMC                   which he as been associated since
                                                                      2001; prior thereto, Managing
  U.S. High Yield                                                     Director in the high yield asset
  Investment Team                                                     management group at Donaldson,
                                                                      Lufkin, & Jenrette Corporation since
                                                                      prior to 2000.
                             Gershon Distenfeld; since 2005; Vice     Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Sheryl Rothman; since 2005; Senior       Senior Vice President of ACMC with
                             Vice President of ACMC                   which she has been associated since
                                                                      prior to 2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
AllianceBernstein Global     Michael L. Mon; since 2005; Vice         Vice President of ACMC with which he
  Bond Portfolio             President of ACMC                        has been associated since prior to
                                                                      2000.
  Global Fixed Income
  Investment Team
                             Douglas J. Peebles; since 2001;          Executive Vice President of ACMC with
                             Executive Vice President of ACMC         which he has been associated since
                                                                      prior to 2000.
                             Matthew Sheridan; since 2005; Vice       Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein            Paul J. DeNoon; since 2002; Senior       Senior Vice President of ACMC with
  Americas Government        Vice President of ACMC                   which he has been associated since
  Income Portfolio                                                    prior to 2000.

  Global Fixed Income
  Investment Team
                             Michael L. Mon; since 2003; (see         (see above)
                             above)
                             Douglas J. Peebles; since 2003; (see     (see above)
                             above)
                             Scott DiMaggio; since 2005; Vice         Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein            Edward Baker III; since 2002; Senior     Senior Vice President of ACMC and
  Worldwide Privatization    Vice President of ACMC                   Chief Investment Officer -- Emerging
  Portfolio                                                           Markets of ACMC, with which he has
                                                                      been associated since prior to 2000.
  Global Emerging Growth
  Investment Team
                             Michael Levy; since 2003; Vice           Vice President of ACL with which he
                             President of ACL                         has been associated since prior to
                                                                      2000.
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice    Senior Vice President of ACMC with
  Cap Growth Portfolio       President of ACMC                        which he has been associated since
                                                                      prior to 2000.
  Small Cap Growth
  Investment Team
                             Mark Attalienti; since 2005; Vice        Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Kumar Kirpalani; since 2005; Vice        Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             Samantha Lau; since 2005; Vice           Vice President of ACMC with which she
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein Real       Joseph G. Paul; since 2004; Senior       Senior Vice President of ACMC and
  Estate Investment          Vice President of ACMC and Chief         Chief Investment Officer -- Small and
  Portfolio                  Investment Officer of Small and          Mid-Capitalization Value Equities
                             Mid-Capitalization Value Equity and      since 2002 and Co-Chief Investment
  REIT Investment Policy     Co-Chief Investment Officer of Real      Officer of Real Estate Equity
  Group                      Estate Equity Securities since 2004      Securities since 2004. He is also
                                                                      Chief Investment Officer of Advanced
                                                                      Value at ACMC since October 2000 and
                                                                      held the same position at Sanford C.
                                                                      Bernstein & Co., Inc. ("SCB") since
                                                                      prior to 2000.
                             Teresa Marziano; since 2004; Senior      Senior Vice President of ACMC since
                             Vice President of ACMC and Co-Chief      October 2000 and Co-Chief Investment
                             Investment Officer of Real Estate        Officer of Real Estate Investments
                             Investments                              since July 2004. Prior thereto, she
                                                                      was a Senior Analyst of investment
                                                                      research at SCB since prior to 2000.
AllianceBernstein            Sharon E. Fay; since 2005; Executive     Executive Vice President of ACMC and
  International Value        Vice President of ACMC and Chief         Chief Investment Officer of UK,
  Portfolio                  Investment Officer of Global Value       European and Global Value Equities
                             Equities                                 since June 2003. She has continued to
  International Value                                                 serve as Chief Investment Officer of
  Investment Policy Group                                             UK and European Value Equities at
                                                                      ACMC since 2000, and chairs the
                                                                      Global, European and UK Value
                                                                      Investment Policy Groups since prior
                                                                      to 2000.
                             Kevin F. Simms; since inception;         Senior Vice President of ACMC and
                             Senior Vice President of ACMC,           Co-Chief Investment Officer of
                             Co-Chief Investment Officer of           International Value Equities since
                             International Value Equities and         2003. He is also Director of Research
                             Director of Research for                 for International Value and Global
                             International Value and Global Value     Value Equities at ACMC since October
                             Equities                                 2000. Prior thereto, he was Director
                                                                      of Research for Emerging Markets
                                                                      Value Equities at SCB since prior to
                                                                      2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             Henry S. D'Auria; since 2003; Senior     Senior Vice President of ACMC since
                             Vice President of ACMC, Chief            October 2000, Chief Investment
                             Investment Officer of Emerging           Officer of Emerging Markets Value
                             Markets Value Equities and Co-Chief      Equities since 2002 and Co-Chief
                             Investment Officer of International      Investment Officer of International
                             Value Equities                           Value Equities of ACMC since June
                                                                      2003. He is also Chief Investment
                                                                      Officer of Emerging Markets Value
                                                                      Equities at ACMC since 2002. Prior
                                                                      thereto, he was Director of Research
                                                                      of Small Cap Value and Emerging
                                                                      Markets Value Equities at SCB since
                                                                      prior to 2000.
                             Giulio A. Martini; since 2005; Senior    Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
AllianceBernstein            Joseph G. Paul; since 2002; (see         (see above)
  Small/Mid Cap Value        above)
  Portfolio

  Small/Mid Cap Value
  Investment Policy Group
                             James W. MacGregor; since 2005;          Senior Vice President of ACMC since
                             Senior Vice President of ACMC and        October 2000. He is also currently
                             Director of Research -- Small and Mid    Director of Research -- Small and Mid
                             Cap Value Equities                       Cap Value Equities. Prior thereto, he
                                                                      was a Senior Research Analyst at SCB
                                                                      since prior to 2000.
                             David Pasquale; since 2005; Vice         Vice President of ACMC since October
                             President of ACMC                        2000. Prior thereto, he was a
                                                                      research associate at SCB since prior
                                                                      to 2000.
                             Andrew J. Weiner; since 2005; Senior     Senior Vice President of ACMC since
                             Vice President of ACMC                   October 2000. Prior thereto, he was a
                                                                      research associate at SCB since prior
                                                                      to 2000.
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Executive Vice President of ACMC
  Portfolio                  Executive Vice President of ACMC and     since October 2000. She is Head of
                             Head of SCB Value Equities Business      SCB Value Equities Business and
  U.S. Value Investment      and Co-Chief Investment                  Co-Chief Investment Officer of U.S.
  Policy Group               Officer -- U.S. Value Equities           Value Equities. Prior thereto, she
                                                                      was Chief Investment Officer of U.S.
                                                                      Value Equities and Chairman of the
                                                                      U.S. Equity Investment Policy Group
                                                                      at SCB since prior to 2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             John Mahedy; since 2005; Senior Vice     Senior Vice President of ACMC since
                             President of ACMC and Co-Chief           October 2000, Co-Chief Investment
                             Investment Officer of U.S. Value         Officer of U.S. Value Equities since
                             Equities                                 2003 and Director of Research -- U.S.
                                                                      Value Equities since 2001. Prior
                                                                      thereto, he was a Senior Research
                                                                      Analyst for SCB since prior to 2000.
                             Christopher Marx; since 2005; Senior     Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
                             John D. Philips; since 2005; Senior      Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO TO THE ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



In addition to its support in managing the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO'S assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global
Investments -- Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. The Historical Portfolio is not subject to the same types of expenses as the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.



Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.



The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.



As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.



The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.



          SCHEDULE OF INVESTMENT PERFORMANCE -- HISTORICAL PORTFOLIO*



                                                                             MSCI
                                                HISTORICAL PORTFOLIO      WORLD INDEX
                                                   TOTAL RETURN**       TOTAL RETURN***
                                                --------------------    ---------------
Year Ended December 31:
2004..........................................          12.89%               15.25%
2003..........................................          32.95%               33.76%
2002..........................................         (18.69)%             (19.54)%
2001..........................................         (14.44)%             (16.52)%
2000..........................................          (0.13)%             (12.92)%
1999..........................................          44.57%               25.34%
1998..........................................          26.15%               24.80%
1997..........................................           8.67%               16.23%
1996..........................................          14.43%               14.00%
1995..........................................          42.85%               21.32%
1994..........................................           5.43%                5.58%
1993..........................................          19.47%               23.13%
1992..........................................           9.34%               (4.66)%
Cumulative total return for the period October
  25, 1991 (inception of the Historical
  Portfolio) to December 31, 2004.............         398.30%              188.51%


------------

* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.



**  Not of all fees charged on the Class AX shares.



*** Since Inception cumulative Index returns are from October 31, 1991.



The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004, and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


LEGAL PROCEEDINGS


As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.



On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of

Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:



    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;



    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and



    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients will introduce governance and compliance changes.



In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Variable Product Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.



The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of AllianceBernstein Variable Products Series Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.



On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including AllianceBernstein Variable Products Series Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.



Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.



As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.



On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.



Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.



It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Variable Products Series Fund shares or other adverse consequences to AllianceBernstein Variable Products Series Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Variable Products Series Fund.

                          INVESTING IN THE PORTFOLIOS


HOW THE PORTFOLIOS VALUE THEIR SHARES


The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.


The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.



The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.



Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.



Your order for purchase or sale of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.


HOW TO PURCHASE AND SELL SHARES


The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. ABIRM may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".


ABIRM may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.



PAYMENTS TO FINANCIAL INTERMEDIARIES



Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including the Portfolios.



Insurers or your financial intermediary receive compensation from the Portfolios, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:



    -   defrayal of costs for educational seminars and training;



    -   additional distribution support; and



    - payments related to providing Contractholder record-keeping and/or administrative services.



ABIRM and/or Alliance may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.



OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE



In addition to the fees described above, ABIRM, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.



For 2005, ABIRM's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $300,000. In 2004, ABIRM paid additional payments of approximately $200,000 for the Portfolios.



If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.



Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, Alliance, ABIRM and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.



As of the date of this Prospectus, ABIRM anticipates that the Insurers that will receive additional payments for educational support include:



    AIG SunAmerica


    All State Financial


    ING


    Lincoln Financial Group


    Morgan Stanley

As of the date of this Prospectus, ABIRM may also make additional payments for distribution services to AIG SunAmerica for payments it makes to distributors of AIG SunAmerica's Ovation Products, including Citigroup Global Markets.



Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.



FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES



The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.



RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.



Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage").



Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.



Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.



    - TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.



    - ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.



    - APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.



RISKS TO CONTRACTHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.



LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.



Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects the financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein Global Research Growth Portfolio because it had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.


                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                      2004         2003       2002        2001        2000
                                                     -------      -------    -------    --------    --------
Net asset value, beginning of period...............  $  1.00      $  1.00    $  1.00    $   1.00    $   1.00
                                                     -------      -------    -------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................      .01(a)       .01        .01         .04         .06
                                                     -------      -------    -------    --------    --------
LESS: DIVIDENDS
Dividends from net investment income...............     (.01)        (.01)      (.01)       (.04)       (.06)
                                                     -------      -------    -------    --------    --------
Net asset value, end of period.....................  $  1.00      $  1.00    $  1.00    $   1.00    $   1.00
                                                     =======      =======    =======    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b).........................................      .71%         .53%      1.10%       3.57%       5.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..........  $36,740      $54,847    $97,216    $128,700    $146,270
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements....      .69%         .66%       .68%        .63%        .67%
    Expenses, before waivers and reimbursements....      .73%         .66%       .68%        .63%        .67%
    Net investment income..........................      .68%(a)      .55%      1.10%       3.55%       5.73%



                  ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                               2004          2003          2002         2001          2000
                                             --------      --------      --------    ----------    ----------
Net asset value, beginning of period.......  $  21.58      $  17.45      $  25.16    $    32.05    $    40.45
                                             --------      --------      --------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c).....................      (.03)(a)      (.05)(a)      (.08)         (.06)         (.11)
Net realized and unrealized gain (loss) on
  investment transactions..................      1.89          4.18         (7.63)        (5.31)        (6.18)
                                             --------      --------      --------    ----------    ----------
Net increase (decrease) in net asset value
  from operations..........................      1.86          4.13         (7.71)        (5.37)        (6.29)
                                             --------      --------      --------    ----------    ----------
LESS: DIVIDENDS
Distributions from net realized gain on
  investment transactions..................       -0-           -0-           -0-         (1.38)        (2.11)
Distributions in excess of net realized
  gain on investment transactions..........       -0-           -0-           -0-          (.14)          -0-
                                             --------      --------      --------    ----------    ----------
Total distributions........................       -0-           -0-           -0-         (1.52)        (2.11)
                                             --------      --------      --------    ----------    ----------
Net asset value, end of period.............  $  23.44      $  21.58      $  17.45    $    25.16    $    32.05
                                             ========      ========      ========    ==========    ==========
TOTAL RETURN
Total investment return based on net asset
  value(b).................................      8.62%        23.67%       (30.64)%      (17.21)%      (16.58)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).................................  $656,544      $917,935      $869,130    $1,586,575    $2,148,332
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.......................       .81%         1.04%         1.05%         1.04%         1.04%
    Expenses, before waivers and
      reimbursements.......................       .98%         1.05%         1.05%         1.04%         1.04%
    Net investment loss....................      (.13)%(a)     (.24)%(a)     (.41)%        (.21)%        (.29)%
Portfolio turnover rate....................        73%           79%          109%           49%           41%


------------

See footnotes on pages 133-134.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


                                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                    2004          2003        2002        2001        2000
                                                  --------      --------    --------    --------    --------
Net asset value, beginning of period............  $  21.80      $  16.62    $  22.16    $  23.15    $  21.79
                                                  --------      --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)........................       .36(a)        .23         .22         .21         .22
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..................................      2.12          5.15       (5.01)       (.05)       2.75
                                                  --------      --------    --------    --------    --------
Net increase (decrease) in net asset value from
  operations....................................      2.48          5.38       (4.79)        .16        2.97
                                                  --------      --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income............      (.20)         (.20)       (.12)       (.14)       (.14)
Distributions from net realized gain on
  investment transactions.......................       -0-           -0-        (.63)      (1.01)      (1.47)
                                                  --------      --------    --------    --------    --------
Total dividends and distributions...............      (.20)         (.20)       (.75)      (1.15)      (1.61)
                                                  --------      --------    --------    --------    --------
Net asset value, end of period..................  $  24.08      $  21.80    $  16.62    $  22.16    $  23.15
                                                  ========      ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b)......................................     11.46%        32.50%     (22.05)%      0.36%      13.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).......  $627,689      $603,673    $456,402    $673,722    $596,547
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements............................       .60%          .66%        .68%        .67%        .69%
    Expenses, before waivers and
      reimbursements............................       .65%          .66%        .68%        .67%        .69%
    Net investment income.......................      1.62%(a)      1.25%       1.15%        .95%       1.01%
Portfolio turnover rate.........................        50%           57%         69%         80%         74%


       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


                                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                    2004          2003        2002      2001(d)       2000
                                                  --------      --------    --------    --------    --------
Net asset value, beginning of period............  $  12.56      $  12.54    $  12.00    $  11.68    $  11.18
                                                  --------      --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)........................       .32(a)        .26         .42         .57         .67
Net realized and unrealized gain (loss) on
  investment transactions.......................       .12           .23         .49         .33         .52
                                                  --------      --------    --------    --------    --------
Net increase in net asset value from
  operations....................................       .44           .49         .91         .90        1.19
                                                  --------      --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income............      (.36)         (.37)       (.37)       (.58)       (.69)
Distributions from net realized gain on
  investment transactions.......................      (.36)         (.10)        -0-         -0-         -0-
                                                  --------      --------    --------    --------    --------
Total dividends and distributions...............      (.72)         (.47)       (.37)       (.58)       (.69)
                                                  --------      --------    --------    --------    --------
Net asset value, end of period..................  $  12.28      $  12.56    $  12.54    $  12.00    $  11.68
                                                  ========      ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b)......................................      3.77%         3.88%       7.79%       7.88%      11.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).......  $102,543      $129,194    $164,265    $104,635    $ 58,170
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements............................       .68%          .77%        .82%        .89%        .95%
    Expenses, before waivers and
      reimbursements............................       .78%          .77%        .82%        .89%        .95%
    Net investment income.......................      2.46%(a)      2.10%       3.49%       4.86%       5.95%
Portfolio turnover rate.........................       662%          748%        551%        259%        236%


------------
See footnotes on pages 133-134.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO



                                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                    2004         2003       2002        2001(d)       2000
                                                   -------      -------    -------      -------      -------
Net asset value, beginning of period.............  $  7.91      $  6.83    $  7.51      $  7.91      $  9.14
                                                   -------      -------    -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................      .60(a)       .55        .54(a)       .63(a)       .74(a)
Net realized and unrealized gain (loss) on
  investment transactions........................     (.01)         .95       (.76)        (.38)       (1.18)
                                                   -------      -------    -------      -------      -------
Net increase (decrease) in net asset value from
  operations.....................................      .59         1.50       (.22)         .25         (.44)
                                                   -------      -------    -------      -------      -------
LESS: DIVIDENDS
Dividends from net investment income.............     (.53)        (.42)      (.46)        (.65)        (.79)
                                                   -------      -------    -------      -------      -------
Net asset value, end of period...................  $  7.97      $  7.91    $  6.83      $  7.51      $  7.91
                                                   =======      =======    =======      =======      =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................     7.98%       22.44%     (3.03)%       3.04%       (5.15)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $42,842      $48,076    $34,765      $31,283      $22,333
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.04%        1.46%      1.18%         .95%         .95%
    Expenses, before waivers and
      reimbursements.............................     1.21%        1.46%      1.45%        1.51%        1.42%
    Net investment income........................     7.74%(a)     7.48%      7.78%(a)     8.08%(a)     8.68%(a)
Portfolio turnover rate..........................       80%         105%        83%          95%         175%


                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


                                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                     2004          2003        2002      2001(d)      2000
                                                   --------      --------    --------    --------    -------
Net asset value, beginning of period.............  $  17.76      $  15.30    $  17.65    $  18.01    $ 17.49
                                                   --------      --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................       .46(a)        .42         .45         .44        .48
Net realized and unrealized gain (loss) on
  investment transactions........................      1.12          2.47       (2.29)       (.01)      1.63
                                                   --------      --------    --------    --------    -------
Net increase (decrease) in net asset value from
  operations.....................................      1.58          2.89       (1.84)        .43       2.11
                                                   --------      --------    --------    --------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............      (.40)         (.43)       (.32)       (.28)      (.39)
Distributions from net realized gain on
  investment transactions........................       -0-           -0-        (.19)       (.42)     (1.20)
Distributions in excess of net realized gain on
  investment transactions........................       -0-           -0-         -0-        (.09)       -0-
                                                   --------      --------    --------    --------    -------
Total dividends and distributions................      (.40)         (.43)       (.51)       (.79)     (1.59)
                                                   --------      --------    --------    --------    -------
Net asset value, end of period...................  $  18.94      $  17.76    $  15.30    $  17.65    $ 18.01
                                                   ========      ========    ========    ========    =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................      9.07%        19.05%     (10.58)%      2.27%     12.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $193,600      $197,334    $171,670    $183,098    $90,736
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................       .71%          .79%        .79%        .78%       .87%
    Expenses, before waivers and
      reimbursements.............................       .76%          .79%        .79%        .78%       .87%
    Net investment income........................      2.57%(a)      2.60%       2.76%       2.50%      2.77%
Portfolio turnover rate..........................        60%           81%         57%         71%       102%


------------
See footnotes on pages 133-134.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO



                                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                    2004         2003       2002         2001         2000
                                                   -------      -------    -------      -------      -------
Net asset value, beginning of period.............  $ 13.01      $  9.90    $ 11.69      $ 16.01      $ 21.78
                                                   -------      -------    -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................      .08(a)       .02        -0-(a)       .03(a)       .01(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     2.20         3.11      (1.78)       (3.55)       (4.01)
Contribution from Adviser........................      .01          -0-        -0-          -0-          -0-
                                                   -------      -------    -------      -------      -------
Net increase (decrease) in net asset value from
  operations.....................................     2.29         3.13      (1.78)       (3.52)       (4.00)
                                                   -------      -------    -------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.04)        (.02)      (.01)         -0-         (.03)
Distributions from net realized gain on
  investment transactions........................      -0-          -0-        -0-         (.78)       (1.74)
Distributions in excess of net realized gain on
  investment transactions........................      -0-          -0-        -0-         (.02)         -0-
                                                   -------      -------    -------      -------      -------
Total dividends and distributions................     (.04)        (.02)      (.01)        (.80)       (1.77)
                                                   -------      -------    -------      -------      -------
Net asset value, end of period...................  $ 15.26      $ 13.01    $  9.90      $ 11.69      $ 16.01
                                                   =======      =======    =======      =======      =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................    17.62%       31.59%    (15.28)%     (22.35)%     (19.86)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $58,341      $53,425    $46,478      $64,036      $78,990
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.33%        1.80%      1.36%         .95%         .95%
    Expenses, before waivers and
      reimbursements.............................     1.50%        1.80%      1.66%        1.44%        1.34%
    Net investment income........................      .63%(a)      .22%       .04%(a)      .23%(a)      .07%(a)
Portfolio turnover rate..........................      128%          96%        70%          56%          57%


                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


                                                                      YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------
                                                        2004         2003       2002      2001(d)     2000
                                                       -------      -------    -------    -------    -------
Net asset value, beginning of period.................  $ 13.50      $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                                       -------      -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).............................      .25(a)       .25        .25        .35        .45(a)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions..................      .93         1.40       1.58       (.38)      (.32)
                                                       -------      -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.........................................     1.18         1.65       1.83       (.03)       .13
                                                       -------      -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.................     (.78)        (.78)      (.13)       -0-       (.42)
Distributions from net realized gain on investment
  transactions.......................................     (.27)         -0-        -0-        -0-        -0-
                                                       -------      -------    -------    -------    -------
Total dividends and distributions....................    (1.05)        (.78)      (.13)       -0-       (.42)
                                                       -------      -------    -------    -------    -------
Net asset value, end of period.......................  $ 13.63      $ 13.50    $ 12.63    $ 10.93    $ 10.96
                                                       =======      =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(b)...........................................     9.63%       13.26%     16.91%      (.27)%     1.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)............  $56,043      $58,658    $56,137    $48,221    $50,325
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements......      .88%        1.15%      1.17%      1.07%      1.02%
    Expenses, before waivers and reimbursements......     1.02%        1.15%      1.17%      1.07%      1.06%
    Net investment income............................     1.93%(a)     1.93%      2.18%      3.28%      4.13%(a)
Portfolio turnover rate..............................      107%         197%       220%       101%       372%


------------
See footnotes on pages 133-134.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2004       2003       2002      2001(d)     2000
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 13.01    $ 12.65    $ 12.17    $ 12.72    $ 12.42
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................      .65(a)     .61        .67(a)     .92(a)    1.08(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     (.06)       .34        .61       (.43)       .37
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................      .59        .95       1.28        .49       1.45
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.69)      (.59)      (.73)      (.91)      (.96)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.07)      (.13)      (.19)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.69)      (.59)      (.80)     (1.04)     (1.15)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 12.91    $ 13.01    $ 12.65    $ 12.17    $ 12.72
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................     4.89%      7.35%     10.99%      3.59%     12.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $47,776    $60,550    $72,307    $51,146    $33,154
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.00%      1.04%       .93%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.11%      1.04%      1.05%      1.15%      1.24%
    Expenses, excluding interest expense.........      .98%      1.04%       .93%       .95%       .95%
    Net investment income........................     5.07%(a)    4.75%     5.45%(a)    7.35%(a)  8.68%(a)
Portfolio turnover rate..........................       69%        73%        60%        57%         0%


              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                   2004(e)     2003       2002      2001(d)     2000
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 14.53    $ 11.43    $ 10.63    $ 10.76    $ 10.79
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................      .86(a)     .95        .94(a)    1.11(a)    1.27(a)
Net realized and unrealized gain (loss) on
  investment transactions........................      .45       2.83        .70       (.10)       .14
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................     1.31       3.78       1.64       1.01       1.41
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income.............    (1.05)      (.68)      (.84)     (1.14)     (1.44)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 14.79    $ 14.53    $ 11.43    $ 10.63    $ 10.76
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................    10.12%     33.41%     16.14%      9.37%     14.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $22,932    $26,433    $22,198    $11,249    $ 9,423
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.76%      1.90%      1.40%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.93%      1.90%      2.00%      2.37%      2.42%
    Expenses, before waivers and reimbursements
      excluding interest expense.................     1.92%      1.88%      2.00%      2.37%      2.42%
    Net investment income........................     6.07%(a)   7.20%      8.83%(a)  10.63%(a)  11.71%(a)
Portfolio turnover rate..........................      188%       150%       142%       176%       148%


------------
See footnotes on pages 133-134.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO



                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2004        2003        2002        2001        2000
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  14.95    $  12.86    $  16.82    $  22.65    $  21.66
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)....................       .43(a)      .35         .36         .29        1.01(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      3.13        2.18       (4.06)      (5.23)       1.36
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      3.56        2.53       (3.70)      (4.94)       2.37
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........      (.34)       (.44)       (.26)       (.76)       (.36)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-         -0-        (.13)      (1.02)
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........      (.34)       (.44)       (.26)       (.89)      (1.38)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  18.17    $  14.95    $  12.86    $  16.82    $  22.65
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b)..................................     24.33%      19.88%     (22.12)%    (22.50)%     11.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $ 52,391    $ 43,323    $ 40,140    $ 62,684    $ 62,362
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.08%       1.48%       1.22%       1.02%       1.00%
    Expenses, before waivers and
      reimbursements........................      1.21%       1.48%       1.22%       1.02%       1.04%
    Net investment income...................      2.69%(a)     2.60%      2.60%       1.49%       4.63%(a)
Portfolio turnover rate.....................        48%         76%         90%         25%         18%


                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO


                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2004        2003        2002        2001        2000
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(c).............      (.07)       (.06)       (.06)       (.06)        .08
Net realized and unrealized gain (loss) on
  investment transactions...................      2.42        4.20       (4.55)      (5.47)      (5.36)
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      2.35        4.14       (4.61)      (5.53)      (5.28)
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-         -0-        (.06)       (.02)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-         -0-       (1.85)      (3.19)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-         -0-       (1.23)        -0-
Return of capital...........................       -0-         -0-         -0-        (.01)        -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-         -0-       (3.15)      (3.21)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  18.30    $  15.95    $  11.81    $  16.42    $  25.10
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b)..................................     14.73%      35.06%     (28.08)%    (23.47)%    (17.51)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $137,345    $141,809    $121,439    $226,237    $357,664
Ratio to average net assets of:
    Expenses................................       .88%        .89%        .88%        .85%        .81%
    Net investment income (loss)............      (.43)%      (.43)%      (.44)%      (.31)%       .26%
Portfolio turnover rate.....................        56%         49%         38%        104%         58%


------------
See footnotes on pages 133-134.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


                                                                  YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                    2004       2003       2002       2001         2000
                                                   -------    -------    -------    -------      -------
Net asset value, beginning of period.............  $ 16.28    $ 11.48    $ 12.18    $ 15.64      $ 21.74
                                                   -------    -------    -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c).........................      .11(a)     .04        .07(a)     .20(a)       .05(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     3.83       4.91       (.56)     (2.82)       (4.81)
                                                   -------    -------    -------    -------      -------
Net increase (decrease) in net asset value from
  operations.....................................     3.94       4.95       (.49)     (2.62)       (4.76)
                                                   -------    -------    -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.04)      (.15)      (.21)      (.03)        (.12)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-        -0-       (.81)       (1.22)
                                                   -------    -------    -------    -------      -------
Total dividends and distributions................     (.04)      (.15)      (.21)      (.84)       (1.34)
                                                   -------    -------    -------    -------      -------
Net asset value, end of period...................  $ 20.18    $ 16.28    $ 11.48    $ 12.18      $ 15.64
                                                   =======    =======    =======    =======      =======
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................    24.27%     43.46%     (4.19)%   (17.29)%     (23.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $41,198    $34,302    $27,136    $37,411      $56,181
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.65%      2.17%      1.54%       .95%         .95%
    Expenses, before waivers and
      reimbursements.............................     1.81%      2.17%      1.98%      1.65%        1.43%
    Net investment income........................      .65%(a)     .34%      .61%(a)    1.50%(a)     .29%(a)
Portfolio turnover rate..........................       60%        44%        46%        35%          65%



                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO



                                                                YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                2004          2003          2002        2001        2000
                                              --------      --------      --------    --------    --------
Net asset value, beginning of period........  $  14.49      $  10.05      $  17.24    $  24.95    $  33.61
                                              --------      --------      --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)......................      (.03)(a)      (.11)         (.13)       (.12)       (.14)(a)
Net realized and unrealized gain (loss) on
  investment transactions...................       .81          4.55         (7.06)      (5.92)      (6.40)
                                              --------      --------      --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................       .78          4.44         (7.19)      (6.04)      (6.54)
                                              --------      --------      --------    --------    --------
LESS: DISTRIBUTIONS
Distribution from net realized gain on
  investment transactions...................       -0-           -0-           -0-        (.11)      (2.12)
Distributions in excess of net realized gain
  on investment transactions................       -0-           -0-           -0-       (1.56)        -0-
                                              --------      --------      --------    --------    --------
Total distributions.........................       -0-           -0-           -0-       (1.67)      (2.12)
                                              --------      --------      --------    --------    --------
Net asset value, end of period..............  $  15.27      $  14.49      $  10.05    $  17.24    $  24.95
                                              ========      ========      ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(b)..................................      5.38%        44.18%       (41.71)%    (25.23)%    (21.52)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $117,145      $130,127      $ 93,369    $235,252    $343,601
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................       .88%         1.11%         1.20%       1.08%       1.02%
    Expenses, before waivers and
      reimbursements........................      1.06%         1.11%         1.20%       1.08%       1.06%
    Net investment loss.....................      (.22)%(a)     (.86)%       (1.01)%      (.64)%      (.38)%(a)
Portfolio turnover rate.....................        86%           90%           68%         40%         61%


------------
See footnotes on pages 133-134.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO



                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                           2004         2003        2002          2001          2000
                                          -------      -------    --------      --------      --------
Net asset value, beginning of
  period..............................    $ 10.17      $  6.83    $  10.01      $  11.84      $  13.00
                                          -------      -------    --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)................       (.10)(a)     (.09)       (.07)(a)      (.07)(a)      (.06)(a)
Net realized and unrealized gain
  (loss) on investment transactions...       1.58         3.43       (3.11)        (1.41)         (.71)
                                          -------      -------    --------      --------      --------
Net increase (decrease) in net asset
  value from operations...............       1.48         3.34       (3.18)        (1.48)         (.77)
                                          -------      -------    --------      --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income..............................        -0-          -0-         -0-           -0-          (.05)
Distributions from net realized gain
  on investment transactions..........        -0-          -0-         -0-          (.26)         (.34)
Dividends in excess of net realized
  gain on investment transactions.....        -0-          -0-         -0-          (.09)          -0-
                                          -------      -------    --------      --------      --------
Total dividends and distributions.....        -0-          -0-         -0-          (.35)         (.39)
                                          -------      -------    --------      --------      --------
Net asset value, end of period........    $ 11.65      $ 10.17    $   6.83      $  10.01      $  11.84
                                          =======      =======    ========      ========      ========
TOTAL RETURN
Total investment return based on net
  asset value(b)......................      14.55%       48.90%     (31.77)%      (12.75)%       (6.09)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)............................    $61,661      $61,079    $ 86,093      $184,223      $232,239
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..................       1.14%        1.36%       1.11%          .95%          .95%
    Expenses, before waivers and
      reimbursements..................       1.30%        1.36%       1.25%         1.16%         1.14%
    Net investment loss...............       (.93)%(a)   (1.10)%      (.86)%(a)     (.70)%(a)     (.46)%(a)
Portfolio turnover rate...............         92%         129%        111%          113%          178%


               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------
                                                  2004        2003      2002        2001        2000
                                                 -------     -------   -------     -------     -------
Net asset value, beginning of period..........   $ 15.62     $ 11.52   $ 11.50     $ 10.75     $  8.87
                                                 -------     -------   -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)......................       .39(a)      .46       .44(a)      .47(a)      .48(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................      5.05        3.99      (.12)        .67        1.84
                                                 -------     -------   -------     -------     -------
Net increase in net asset value from
  operations..................................      5.44        4.45       .32        1.14        2.32
                                                 -------     -------   -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income..........      (.40)       (.35)     (.30)       (.39)       (.44)
                                                 -------     -------   -------     -------     -------
Net asset value, end of period................   $ 20.66     $ 15.62   $ 11.52     $ 11.50     $ 10.75
                                                 =======     =======   =======     =======     =======
TOTAL RETURN
Total investment return based on net asset
  value(b)....................................     35.63%      39.30%     2.60%      10.79%      26.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).....   $88,441     $68,717   $50,062     $39,417     $29,124
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..........................       .77%       1.24%     1.06%        .95%        .95%
    Expenses, before waivers and
      reimbursements..........................       .99%       1.24%     1.29%       1.39%       1.67%
    Net investment income.....................      2.26%(a)    3.50%     3.70%(a)    4.32%(a)    4.87%(a)
Portfolio turnover rate.......................        35%         23%       31%         33%         25%


------------
See footnotes on pages 133-134.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                                                                        MAY 10,
                                                        YEAR ENDED DECEMBER 31,        2001(f) TO
                                                     -----------------------------    DECEMBER 31,
                                                      2004       2003       2002          2001
                                                     -------    -------    -------    ------------
Net asset value, beginning of period...............  $ 13.45    $  9.35    $  9.87       $10.00
                                                     -------    -------    -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c)........................      .20        .13        .13          .04
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions.....     3.16       4.01       (.64)        (.17)
                                                     -------    -------    -------       ------
Net increase (decrease) in net asset value from
  operations.......................................     3.36       4.14       (.51)        (.13)
                                                     -------    -------    -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...............     (.08)      (.04)      (.01)         -0-
Distributions from net realized gain on investment
  transactions.....................................     (.03)       -0-        -0-          -0-
                                                     -------    -------    -------       ------
Total dividends and distributions..................     (.11)      (.04)      (.01)         -0-
                                                     -------    -------    -------       ------
Net asset value, end of period.....................  $ 16.70    $ 13.45    $  9.35       $ 9.87
                                                     =======    =======    =======       ======
TOTAL RETURN
Total investment return based on net asset
  value(b).........................................    25.12%     44.36%     (5.15)%      (1.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..........  $47,095    $31,628    $14,391       $3,913
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements....      .95%      1.20%      1.17%         .95%(g)
    Expenses, before waivers and reimbursements....     1.13%      1.49%      2.20%        8.41%(g)
    Net investment income(a).......................     1.42%      1.16%      1.30%         .59%(g)
Portfolio turnover rate............................       23%        14%        19%          22%



                ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO



                                                                                         MAY 2,
                                                       YEAR ENDED DECEMBER 31,         2001(h) TO
                                                    ------------------------------    DECEMBER 31,
                                                      2004       2003       2002          2001
                                                    --------    -------    -------    ------------
Net asset value, beginning of period..............  $  14.49    $ 10.46    $ 11.18      $ 10.00
                                                    --------    -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).......................       .14        .04        .12          .14
Net realized and unrealized gain (loss) on
  investment transactions.........................      2.60       4.23       (.81)        1.04
                                                    --------    -------    -------      -------
Net increase (decrease) in net asset value from
  operations......................................      2.74       4.27       (.69)        1.18
                                                    --------    -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..............      (.03)      (.07)      (.02)         -0-
Distributions from net realized gain on investment
  transactions....................................      (.36)      (.17)      (.01)         -0-
                                                    --------    -------    -------      -------
Total dividends and distributions.................      (.39)      (.24)      (.03)         -0-
                                                    --------    -------    -------      -------
Net asset value, end of period....................  $  16.84    $ 14.49    $ 10.46      $ 11.18
                                                    ========    =======    =======      =======
TOTAL RETURN
Total investment return based on net asset
  value(b)........................................     19.30%     41.26%     (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).........  $118,981    $90,949    $55,592      $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements...       .86%      1.20%      1.13%         .95%(g)
    Expenses, before waivers and reimbursements...      1.09%      1.28%      1.41%        2.65%(g)
    Net investment income(a)......................       .96%       .34%      1.04%        1.99%(g)
Portfolio turnover rate...........................        30%        21%        28%          12%


------------
See footnotes on pages 133-134.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO



                                                                 YEAR ENDED          JULY 22,
                                                                DECEMBER 31,        2002(h) TO
                                                              -----------------    DECEMBER 31,
                                                              2004(i)     2003         2002
                                                              -------    ------    ------------
Net asset value, beginning of period........................  $11.20     $ 8.76       $8.00
                                                              ------     ------       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).................................     .25        .16         .07
Net realized and unrealized gain on investment
  transactions..............................................    1.18       2.36         .69
                                                              ------     ------       -----
Net increase in net asset value from operations.............    1.43       2.52         .76
                                                              ------     ------       -----
LESS: DIVIDENDS
Dividends from net investment income........................     -0-       (.08)        -0-
                                                              ------     ------       -----
Net asset value, end of period..............................  $12.63     $11.20       $8.76
                                                              ======     ======       =====
TOTAL RETURN
Total investment return based on net asset value(b).........   12.77%     28.94%       9.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...................................  $5,699     $  239       $ 187
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     .79%(g)    .99%       1.20%(g)
    Expenses, before waivers and reimbursements.............     .98%(g)   1.06%       2.28%(g)
    Net investment income(a)................................    2.02%(g)   1.51%       4.22%(g)
Portfolio turnover rate.....................................      27%        27%         12%


            ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


                                                                                JUNE 6,
                                                               YEAR ENDED      2003(h) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2004            2003
                                                              ------------    ------------
Net asset value, beginning of period........................     $10.96          $10.00
                                                                 ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).................................        .06             .03
Net realized and unrealized loss on investment
  transactions..............................................        .97             .93
                                                                 ------          ------
Net increase in net asset value from operations.............       1.03             .96
                                                                 ------          ------
LESS: DIVIDENDS
Dividends from net investment income........................       (.01)            -0-
Net asset value, end of period..............................     $11.98          $10.96
                                                                 ======          ======
TOTAL RETURN
Total investment return based on net asset value(b).........       9.43%           9.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $1,200          $1,096
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............       1.20%           1.20%(g)
    Expenses, before waivers and reimbursements.............       2.67%           6.65%(g)
    Net investment income(a)................................        .55%            .45%(g)
Portfolio turnover rate.....................................         42%             13%


------------

See footnotes on pages 133-134.

            ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO



                                                                JULY 1,
                                                               2004(f) TO
                                                              DECEMBER 31,
                                                                  2004
                                                              ------------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).................................        .01
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................        .68
                                                                 ------
Net increase in net asset value from operations.............        .69
                                                                 ------
Net asset value, end of period..............................     $10.69
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(b).........       6.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $5,877
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(g)..........       1.20%
    Expenses, before waivers and reimbursements(g)..........       4.33%
    Net investment income(a)(g).............................        .25%
Portfolio turnover rate.....................................         14%



              ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO



                                                                JULY 1,
                                                               2004(f) TO
                                                              DECEMBER 31,
                                                                  2004
                                                              ------------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).................................        .07
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................        .62
                                                                 ------
Net increase in net asset value from operations.............        .69
                                                                 ------
Net asset value, end of period..............................     $10.69
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(b).........       6.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $9,089
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(g)..........       1.20%
    Expenses, before waivers and reimbursements(g)..........       2.87%
    Net investment income(a)(g).............................       1.36%
Portfolio turnover rate.....................................         44%


------------
Footnotes:


(a)  Net of expenses reimbursed or waived by the Adviser.



(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



(c)  Based on average shares outstanding.

(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolios included below:


                                                          INCREASE
                                                      (DECREASE) IN NET
                                                        REALIZED AND
                                     DECREASE IN       UNREALIZED GAIN
                                    NET INVESTMENT        (LOSS) ON        DECREASE IN RATIO OF NET INVESTMENT
                                      INCOME PER       INVESTMENTS PER        INCOME TO AVERAGE NET ASSETS:
                                        SHARE               SHARE               FROM:                TO:
                                   ----------------   -----------------   -----------------   -----------------
    AllianceBernstein Total
       Return....................            ($0.02)             $0.02           2.61%               2.50%
    AllianceBernstein Global
       Bond......................            ($0.04)             $0.04           3.67%               3.28%
    AllianceBernstein High
       Yield.....................  (less than $0.01)  (less than $0.01)          8.14%               8.08%
    AllianceBernstein Global
       Dollar....................            ($0.01)            ($0.01)         10.65%              10.63%
    AllianceBernstein Americas
       Government Income.........            ($0.04)             $0.04           7.61%               7.35%
    AllianceBernstein U.S.
       Government/High Grade.....            ($0.03)             $0.03           5.11%               4.86%


(e) As of November 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.



(f)  Commencement of operations.



(g)  Annualized.



(h)  Commencement of distribution.



(i) There were no shares outstanding for the period May 11, 2004 through October 3, 2004.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.


Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,

                               MEXICO AND BRAZIL


GENERAL INFORMATION ABOUT THE UNITED KINGDOM


    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.83 in 2004.



    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4814.3 at the end of 2004.



    The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.



    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 408 of the 659 seats in the House of Commons.


GENERAL INFORMATION ABOUT JAPAN


    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Since 1995, there have been periods during which the Japanese Yen has generally depreciated, and periods during which it has generally appreciated, against the U.S. Dollar. The Japanese government has in the past intervened in the currency markets to moderate the Yen's appreciation during periods of high volatility. There is no assurance that the government will do so in the future.



    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. The TOPIX continued to decline each year thereafter, with the exception of 1999, until 2003, when it closed at

1043.69 at year-end, up approximately 25% from the end of 2002. The TOPIX closed at 1149.63 at the end of 2004.



    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.



    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. Since the early 1990s, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Although problems remain, the condition of Japan's banking sector has begun to improve.


GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On March 16, 2005, the Canadian Dollar-U.S. Dollar exchange rate was 1.2038:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.



    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.



    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.



    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.7% in 2002 and 1.3% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 4.0% annual rate in 2003. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue these initiatives.



    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There was relatively little change in the Peso-Dollar exchange rate between 1999 and 2001, but beginning in 2002, the Peso-Dollar exchange rate began to decrease. The average Peso-Dollar exchange rate in 2004 was approximately 20% lower than the average Peso-Dollar exchange rate in 2002.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect a Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.



GENERAL INFORMATION ABOUT BRAZIL



    The Federative Republic of Brazil ("Brazil") is a federal republic with 26 states and a federal district. Brazil's 1988 constitution grants broad powers to the federal government, which consists of the executive, legislative and judicial branches. Fifteen political parties are currently represented in Congress. Because of mandatory revenue allocation to states and municipalities provided for in the 1988 constitution, the governors and mayors of Brazil have considerable powers.



    Brazil has vast agricultural resources, which are well diversified. Agriculture accounts for 9% of Brazil's gross domestic product and about 40% of Brazil's exports, and employs about 20% of the labor force. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for one-third of Brazil's gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services industry, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.



    Brazil's economy, which is Latin America's largest, is highly diversified, with wide variations in levels of development. Most large industry is concentrated in the south, with the northeast being the poorest region. In 2002, the economy was under stress due to election uncertainties, a decrease in direct foreign investment and the depreciation of Brazil's currency. Brazil has also experienced a large level of public debt, but has benefited from a $30 billion International Monetary Fund program. In addition, President Luiz Inacio Lula da Silva, who was elected in 2002, has instituted strong fiscal and monetary policies. Brazil recorded real gross domestic product growth of 1.7% in 2001 and 1.5% in 2002. Brazil's gross domestic product contracted by 0.2% in 2003. In the first and second quarters of 2004, Brazil's gross domestic product grew by 2.7% and 5.7%, respectively, compared to the same quarters of 2003.



    In the mid-1990s, Brazil embarked on a series of successful programs to stabilize its economy and to address historically high inflation rates. Among other things, these programs opened up the economy to greater private sector participation, including foreign investors. Market opening and economic stabilization have significantly enhanced Brazil's growth prospects.



    Brazil successfully shifted from an essentially fixed exchange rate regime to a floating exchange rate regime in January 1999. Following the float in 1999, Brazil's currency, the Real, fell approximately 50% but subsequently stabilized. The Brazilian Real/U.S. Dollar exchange rate at the end of 2004 was R2.93, compared to R3.08 at the end of 2003 and R2.92 at the end of 2002.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


BY MAIL:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003


BY PHONE:   For Information:   (800) 221-5672
            For Literature:    (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.AllianceBernstein.com.


File No: 811-05398

[ACM LOGO]


AllianceBernstein Variable Products


Series Fund, Inc.


Class B Prospectus


                                                                MAY 2, 2005

AllianceBernstein



> Money Market Portfolio
> Large Cap Growth Portfolio
> Growth and Income Portfolio
> U.S. Government/High Grade Securities Portfolio
> High Yield Portfolio
> Total Return Portfolio
> International Portfolio
> Global Bond Portfolio
> Americas Government Income Portfolio
> Global Dollar Government Portfolio
> Utility Income Portfolio
> Growth Portfolio
> Worldwide Privatization Portfolio
> Global Technology Portfolio
> Small Cap Growth Portfolio
> Real Estate Investment Portfolio
> International Value Portfolio
> Small/Mid Cap Value Portfolio
> Value Portfolio
> U.S. Large Cap Blended Style Portfolio
> Wealth Appreciation Strategy Portfolio
> Balanced Wealth Strategy Portfolio
> Global Research Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   35
    Principal Risks by Portfolio............................   37
FEES AND EXPENSES OF THE PORTFOLIOS.........................   39
GLOSSARY....................................................   51
DESCRIPTION OF THE PORTFOLIOS...............................   54
    Investment Objectives and Principal Policies............   54
    Description of Additional Investment Practices..........   83
    Additional Risk Considerations..........................   97
MANAGEMENT OF THE PORTFOLIOS................................  103
INVESTING IN THE PORTFOLIOS.................................  115
    How The Portfolios Value Their Shares...................  115
    How To Purchase and Sell Shares.........................  115
    Distribution Arrangements...............................  116
    Payments to Financial Intermediaries....................  116
    Frequent Purchases and Redemptions of Portfolio
      Shares................................................  117
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................  119
FINANCIAL HIGHLIGHTS........................................  120
APPENDIX A..................................................  132
APPENDIX B..................................................  135

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.


The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 35.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table that shows each Portfolio's average annual returns and a bar chart that shows each Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION*
                                                    ------    -------    ----------
Portfolio.........................................   .46%      2.08%        2.34%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from June 16, 1999.


                                   BAR CHART

95
96
97
98
99
00                                                                                5.7
01                                                                                3.3
02                                                                                0.9
03                                                                                0.3
04                                                                                0.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 1.46%, 3rd quarter, 2000; and



    WORST QUARTER was up .04%, 4th quarter, 2003.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


    The Portfolio has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective May 2, 2005, the Portfolio has changed its name to reflect this investment strategy and adopted a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $482 million to approximately $386 billion as of December 31, 2004, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1        5        SINCE
                                                     YEAR     YEARS    INCEPTION*
                                                     -----    -----    ----------
Portfolio..........................................   8.34%   -8.67%     -5.86%
Russell 1000 Growth Index..........................   6.30%   -9.29%     -4.84%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 14, 1999.


                                   BAR CHART

95
96
97
98
99
00                                                                               -16.8
01                                                                               -17.4
02                                                                               -30.8
03                                                                                23.4
04                                                                                 8.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.73%, 4th quarter, 2001; and



    WORST QUARTER was down -18.88%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION*
                                                    ------    -------    ----------
Portfolio.........................................  11.22%     5.39%        5.15%
Russell 1000 Value Index..........................  16.49%     5.27%        4.30%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from June 1, 1999.


                                   BAR CHART

95
96
97
98
99
00                                                                                13.6
01                                                                                 0.2
02                                                                               -22.3
03                                                                                32.2
04                                                                                11.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 17.52%, 2nd quarter, 2003; and



    WORST QUARTER was down -17.79%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed income securities. The Portfolio invests primarily in U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.



    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                 5         SINCE
                                                     1 YEAR    YEARS     INCEPTION*
                                                     ------    ------    ----------
Portfolio..........................................   3.52%     6.59%       5.93%
Lehman Brothers U.S. Aggregate Index...............   4.34%     7.71%       6.92%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from June 2, 1999.


                                    BAR CHART

95
96
97
98
99
00                                                                               10.8
01                                                                                7.6
02                                                                                7.5
03                                                                                3.6
04                                                                                3.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 4.55%, 3rd quarter, 2001; and



    WORST QUARTER was down -2.56%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds". The Portfolio may invest a portion of its assets in foreign fixed income securities. The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................   7.62%      14.60%
Credit Suisse First Boston High Yield (CSFBHY) Index........  11.96%      18.85%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 22, 2002.


                                   BAR CHART

95
96
97
98
99
00
01
02
03                                                                               22.2
04                                                                                7.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.17%, 2nd quarter, 2003; and



    WORST QUARTER was down -1.21%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, allocation risk and derivatives risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................   8.79%       4.74%
Russell 1000 Value Index**..................................  16.49%      10.86%
S&P 500 Stock Index.........................................  10.87%       6.13%
Lehman Brothers Government/Credit Index.....................   4.19%       5.41%
  60% Russell 1000 Value Index/
  40% LB Government/Credit Index............................  11.57%       8.68%



The average annual total returns in the performance table are for periods ended December 31, 2004.



*  Since Inception return is from October 26, 2001.



** The Portfolio's benchmark has changed from the S&P 500 Index to the Russell
   1000 Value Index. Alliance believes that the Russell 1000 Value Index more closely approximates the composition of the equity portion of the Portfolio's investments.


                                   BAR CHART

95
96
97
98
99
00
01
02                                                                               -10.8
03                                                                                18.8
04                                                                                 8.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.78%, 2nd quarter, 2003; and



    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.


    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  17.41%       9.72%
MSCI EAFE Index.............................................  20.70%      12.72%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from October 26, 2001.


                                   BAR CHART
[BAR CHART]

95
96
97
98
99
00
01
02                                                                               -15.5
03                                                                                31.1
04                                                                                17.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 18.30%, 2nd quarter, 2003; and



    WORST QUARTER was down -22.31%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and foreign companies. The Fund's foreign investments are generally denominated in foreign currencies.


    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rated in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................   9.33%       7.43%
Citigroup World Government Bond Index (unhedged)............  10.35%       8.22%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 16, 1999.


                                   BAR CHART

95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                1.0
01                                                                               -0.6
02                                                                               16.6
03                                                                               13.1
04                                                                                9.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.18%, 2nd quarter, 2002; and



    WORST QUARTER was down -3.32%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.


    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio is permitted to invest up to 25% of its assets in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.


    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign debt securities have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                         SINCE
                                                             1 YEAR    INCEPTION*
                                                             ------    ----------
Portfolio..................................................  4.67%       7.03%
Lehman Brothers U.S. Aggregate Index.......................  4.34%       5.58%
Lehman Brothers Intermediate-Term Government Index.........  2.33%       3.53%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 22, 2002.


                                   BAR CHART

95
96
97
98
99
00
01
02
03                                                                                7.2
04                                                                                4.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 6.49%, 2nd quarter, 2003; and



    WORST QUARTER was down -5.19%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.


    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.



    The average weighted maturity of the Portfolio's investments normally range between five and 25 years, depending upon the type of securities.


    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                        SINCE
                                                            1 YEAR    INCEPTION*
                                                            ------    ----------
Portfolio.................................................   9.81%      22.41%
JPM EMBI+.................................................  11.77%      25.24%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 22, 2002.


                                   BAR CHART

95
96
97
98
99
00
01
02
03                                                                               33.3
04                                                                                9.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 12.12%, 2nd quarter, 2003; and



    WORST QUARTER was down -7.07%, 2nd quarter, 2004.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities. The Portfolio's investments in foreign utility companies may have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  24.01%      23.46%
S&P 500 GICS Utilities Composite............................  24.28%      17.84%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 22, 2002.


                                    BAR CHART
  BAR CHART

95
96
97
98
99
00
01
02
03                                                                               19.6
04                                                                               24.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.56%, 2nd quarter, 2003; and



    WORST QUARTER was down -3.97%, 1st quarter, 2003.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.


    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                         SINCE
                                                  1 YEAR    5 YEARS    INCEPTION*
                                                  ------    -------    ----------
Portfolio.......................................  14.53%    -7.02%       -2.49%
Russell 3000 Index..............................  11.95%    -1.16%        1.32%
Russell 3000 Growth Index**.....................   6.93%    -8.87%       -3.65%
S&P 500 Stock Index.............................  10.87%    -2.30%        0.21%



The average annual total returns in the performance table are for periods ended December 31, 2004.



*  Since Inception return information is from June 1, 1999.



** The Portfolio's benchmark has changed from the Russell 3000 Index to the Russell 3000 Growth Index. Alliance believes that the Russell 3000 Growth Index more closely approximates the Portfolio's investments.


                                   BAR CHART

95
96
97
98
99
00                                                                               -17.8
01                                                                               -23.7
02                                                                               -28.3
03                                                                                34.7
04                                                                                14.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.33%, 4th quarter, 2001; and



    WORST QUARTER was down -23.13%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                        SINCE
                                                            1 YEAR    INCEPTION*
                                                            ------    ----------
Portfolio.................................................  23.97%      3.07%
MSCI World (minus the U.S.) Index.........................  20.84%      0.16%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from July 5, 2000.


                                   BAR CHART

95
96
97
98
99
00
01                                                                               -17.3
02                                                                                -4.3
03                                                                                43.1
04                                                                                24.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 20.55%, 2nd quarter, 2003; and



    WORST QUARTER was down -16.89%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential. Alliance adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. The Portfolio also may invest in debt securities.



    Effective May 2, 2005, the Portfolio will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Portfolio may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.



    Among the principal risks of investing in the Portfolio are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt securities, your investment has interest rate risk and credit risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                      1 YEAR   5 YEARS   INCEPTION*
                                                      ------   -------   ----------
Portfolio...........................................   5.09%   -12.48%      -5.76%
NASDAQ Composite Index..............................   8.59%   -11.77%      -4.34%
MSCI World IT Index.................................   2.48%   -17.47%     -10.55%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from September 22, 1999.

                                   BAR CHART

95
96
97
98
99
00                                                                               -21.7
01                                                                               -25.5
02                                                                               -41.8
03                                                                                43.8
04                                                                                 5.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 34.19%, 4th quarter, 2001; and



    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.


    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  14.39%       -1.77%
Russell 2000 Growth Index...................................  14.31%       -2.34%



The average annual returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from August 11, 2000.


                                    BAR CHART

95
96
97
98
99
00
01                                                                               -12.9
02                                                                               -32.0
03                                                                                48.7
04                                                                                14.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 25.38%, 4th quarter, 2001; and



    WORST QUARTER was down -28.09%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  35.28%      23.67%
NAREIT Equity Index.........................................  31.58%      22.05%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from April 24, 2001.


                                   BAR CHART

95
96
97
98
99
00
01
02                                                                                2.3
03                                                                               39.0
04                                                                               23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.70%, 4th quarter, 2004; and



    WORST QUARTER was down -9.39%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or forward currency exchange contracts.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  24.89%      15.74%
MSCI EAFE Index (net)**.....................................  20.25%       9.34%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from August 15, 2001.



** The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


[BAR CHART]                        BAR CHART

95
96
97
98
99
00
01
02                                                                               -5.4
03                                                                               44.0
04                                                                               24.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.82%, 2nd quarter, 2003; and



    WORST QUARTER was down -21.68%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO


    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio also may invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small-to mid-capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Investments in small-capitalization companies tend to be more volatile than investments in mid- to large-capitalization companies. The Portfolio's investments in small- to mid-capitalization companies may have additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, or financial resources. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  19.08%      16.65%
Russell 2500 Value Index....................................  21.58%      15.69%
Russell 2500 Index..........................................  18.29%      10.48%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from May 1, 2001.


                                    BAR CHART
  [BAR CHART]

95
96
97
98
99
00
01
02                                                                               -6.4
03                                                                               40.9
04                                                                               19.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 20.31%, 2nd quarter, 2003; and



    WORST QUARTER was down -20.37%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio also may invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in securities issued by foreign companies, it may have foreign risk and currency risk.



    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................  13.37%       6.89%
Russell 1000 Value Index....................................  16.49%       5.65%



The average annual total returns in the performance table are for periods ended December 31, 2004.



* Since Inception return information is from May 1, 2001.


                                    BAR CHART
  [BAR CHART]

95
96
97
98
99
00
01
02                                                                              -13.0
03                                                                               28.5
04                                                                               13.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.25%, 2nd quarter, 2003; and



    WORST QUARTER was down -18.10%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

    Objective: The investment objective of the Portfolio is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.


    Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



    The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit. Bernstein's Large Cap Value investment team follows a universe of companies with larger capitalizations and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.



    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



                     PERFORMANCE INFORMATION AND BAR CHART



                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              ------    ----------
Portfolio...................................................   9.16%      11.00%
S&P 500 Stock Index.........................................  10.87%      17.62%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from May 2, 2003.



                                   BAR CHART

[BAR CHART]

95
96
97
98
99
00
01
02
03
04                                                                                9.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 9.59%, 4th quarter, 2004; and



    WORST QUARTER was down -2.34%, 3rd quarter, 2004.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO

    Objective:  The Portfolio seeks long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    The Portfolio's value stocks are selected using the fundamental value investment discipline of Alliance's Bernstein unit. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers.


    Normally, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blends. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


    The table provides an indication of the historical risk of an investment in the Portfolio.



                            PERFORMANCE INFORMATION



                               PERFORMANCE TABLE



                                                                SINCE
                                                              INCEPTION*
                                                              ----------
Portfolio...................................................     6.70%
70% S&P Stock Index/30% MSCI EAFE Index.....................     9.56%
S&P 500 Stock Index.........................................     7.19%
MSCI EAFE Index.............................................    15.10%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from July 1, 2004.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

    Objective: The Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

    Principal Investment Strategies and Risks: The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Portfolio.

    The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    The Portfolio's value stocks are selected using Alliance's Bernstein unit fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers.



    In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds") and preferred stock.


    Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Within the equity component, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Portfolio toward the targeted debt/equity weightings and the targeted equity blends. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


    The table provides an indication of the historical risk of an investment in the Portfolio.



                            PERFORMANCE INFORMATION



                               PERFORMANCE TABLE



                                                                SINCE
                                                              INCEPTION*
                                                              ----------
Portfolio...................................................     6.50%
60% S&P 500 Stock Index/40% Lehman Brothers U.S. Aggregate
  Index.....................................................     5.99%
S&P 500 Stock Index.........................................     7.19%
Lehman Brothers U.S. Aggregate Index........................     4.18%



The average annual total returns in the performance table are for the periods ended December 31, 2004.



* Since Inception return information is from July 1, 2004.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



    Objective: The Portfolio's investment objective is to seek long-term growth of capital.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. Alliance allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A senior industry analyst for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.



                     PERFORMANCE INFORMATION AND BAR CHART



There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.


        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-BACKED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).


    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.


    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, expropriation, nationalization or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of expropriation, nationalization or other confiscation, a Portfolio could lose its entire investment.


    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.


    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract. Portfolios that invest a substantial portion of their assets in the securities of small- and mid-capitalization companies, which are less widely-traded than the securities of large-capitalization companies, may be particularly subject to liquidity risk.



    - ALLOCATION RISK This is the risk that the allocation of investments between among market sectors may have a more significant effect on the Portfolio's net asset value when one of these market sectors is performing more poorly than the other.



    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                       INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                         RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                         RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
      PORTFOLIO        --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
      ---------
AllianceBernstein
 Money Market
 Portfolio...........     X         X
AllianceBernstein
 Large Cap Growth
 Portfolio...........                        X                                X         X
AllianceBernstein
 Growth and Income
 Portfolio...........     X         X        X                                X         X
AllianceBernstein
 U.S. Government/High
 Grade Securities
 Portfolio...........     X         X        X
AllianceBernstein
 High Yield
 Portfolio...........     X         X        X                                X         X                        X
AllianceBernstein
 Total Return
 Portfolio...........     X         X        X
AllianceBernstein
 International
 Portfolio...........     X         X        X                                X         X           X
AllianceBernstein
 Global Bond
 Portfolio...........     X         X        X                                X         X           X            X
AllianceBernstein
 Americas Government
 Income Portfolio....     X         X        X                                X         X           X            X
AllianceBernstein
 Global Dollar
 Government
 Portfolio...........     X         X        X                                X                     X            X
AllianceBernstein
 Utility Income
 Portfolio...........     X         X        X          X
AllianceBernstein
 Growth Portfolio....     X         X        X                     X          X         X
AllianceBernstein
 Worldwide
 Privatization
 Portfolio...........     X         X        X                                X         X           X
AllianceBernstein
 Global Technology
 Portfolio...........     X         X        X          X          X          X         X
AllianceBernstein
 Small Cap Growth
 Portfolio...........     X         X        X                     X          X         X

                                                              MANAGE-    FOCUSED
                       DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                          RISK         RISK         RISK       RISK       RISK
      PORTFOLIO        -----------   ---------   ----------   -------   ---------
      ---------
AllianceBernstein
 Money Market
 Portfolio...........                                            X
AllianceBernstein
 Large Cap Growth
 Portfolio...........                                            X          X
AllianceBernstein
 Growth and Income
 Portfolio...........                                            X
AllianceBernstein
 U.S. Government/High
 Grade Securities
 Portfolio...........       X                                    X
AllianceBernstein
 High Yield
 Portfolio...........       X            X                       X
AllianceBernstein
 Total Return
 Portfolio...........       X                        X           X
AllianceBernstein
 International
 Portfolio...........                                            X
AllianceBernstein
 Global Bond
 Portfolio...........       X            X                       X          X
AllianceBernstein
 Americas Government
 Income Portfolio....       X            X                       X          X
AllianceBernstein
 Global Dollar
 Government
 Portfolio...........       X            X                       X          X
AllianceBernstein
 Utility Income
 Portfolio...........                                            X
AllianceBernstein
 Growth Portfolio....                                            X
AllianceBernstein
 Worldwide
 Privatization
 Portfolio...........                                            X
AllianceBernstein
 Global Technology
 Portfolio...........                                            X
AllianceBernstein
 Small Cap Growth
 Portfolio...........                                            X

                       INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                         RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                         RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
      PORTFOLIO        --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
      ---------
AllianceBernstein
 Real Estate
 Investment
 Portfolio...........     X         X        X          X
AllianceBernstein
 International Value
 Portfolio...........                        X          X                     X         X
AllianceBernstein
 Small/Mid Cap Value
 Portfolio...........                        X          X          X          X         X
AllianceBernstein
 Value Portfolio.....                        X          X                     X         X
AllianceBernstein
 U.S. Large Cap
 Blended Style
 Portfolio...........                        X                                X         X
AllianceBernstein
 Wealth Appreciation
 Strategy
 Portfolio...........                        X                     X          X         X                        X
AllianceBernstein
 Balanced Wealth
 Strategy
 Portfolio...........     X         X        X                     X          X         X                        X
AllianceBernstein
 Global Research
 Growth Portfolio....                        X          X          X          X         X

                                                              MANAGE-    FOCUSED
                       DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                          RISK         RISK         RISK       RISK       RISK
      PORTFOLIO        -----------   ---------   ----------   -------   ---------
      ---------
AllianceBernstein
 Real Estate
 Investment
 Portfolio...........                                            X
AllianceBernstein
 International Value
 Portfolio...........                                            X
AllianceBernstein
 Small/Mid Cap Value
 Portfolio...........                    X                       X
AllianceBernstein
 Value Portfolio.....                                            X
AllianceBernstein
 U.S. Large Cap
 Blended Style
 Portfolio...........                                X           X          X
AllianceBernstein
 Wealth Appreciation
 Strategy
 Portfolio...........       X            X           X           X
AllianceBernstein
 Balanced Wealth
 Strategy
 Portfolio...........       X            X           X           X
AllianceBernstein
 Global Research
 Growth Portfolio....                                X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .45%  After 1 Yr.        $   96
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  300
     Other expenses                                  .24%  After 5 Yrs.       $  520
                                                   -----
     Total Portfolio operating expenses(a)           .94%  After 10 Yrs.      $1,155
                                                   =====
ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  108
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  337
     Other expenses                                  .06%  After 5 Yrs.       $  585
                                                   -----
     Total Portfolio operating expenses(a)          1.06%  After 10 Yrs.      $1,294
                                                   =====
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $   87
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  271
     Other expenses                                  .05%  After 5 Yrs.       $  471
                                                   -----
     Total Portfolio operating expenses(a)           .85%  After 10 Yrs.      $1,049
                                                   =====
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .45%  After 1 Yr.        $   95
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  296
     Other expenses                                  .23%  After 5 Yrs.       $  515
                                                   -----
     Total Portfolio operating expenses(a)           .93%  After 10 Yrs.      $1,143
                                                   =====
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .50%  After 1 Yr.        $  132
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  412
     Other expenses                                  .55%  After 5 Yrs.       $  713
                                                   -----
     Total Portfolio operating expenses(a)          1.30%  After 10 Yrs.      $1,568
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $   98
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  306
     Other expenses                                  .16%  After 5 Yrs.       $  531
                                                   -----
     Total Portfolio operating expenses(a)           .96%  After 10 Yrs.      $1,178
                                                   =====
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  159
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  493
     Other expenses                                  .56%  After 5 Yrs.       $  850
                                                   -----
     Total Portfolio operating expenses(a)          1.56%  After 10 Yrs.      $1,856
                                                   =====
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .45%  After 1 Yr.        $  115
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  359
     Other expenses                                  .43%  After 5 Yrs.       $  622
                                                   -----
     Total Portfolio operating expenses(a)          1.13%  After 10 Yrs.      $1,375
                                                   =====
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .50%  After 1 Yr.        $  129
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  403
     Other expenses                                  .52%  After 5 Yrs.       $  697
                                                   -----
     Total Portfolio operating expenses(a)          1.27%  After 10 Yrs       $1,534
                                                   =====
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .50%  After 1 Yr.        $  210
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  649
     Other expenses                                 1.32%  After 5 Yrs.       $1,114
                                                   -----
     Total Portfolio operating expenses(a)          2.07%  After 10 Yrs.      $2,400
                                                   =====
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $  132
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  412
     Other expenses                                  .50%  After 5 Yrs.       $  713
                                                   -----
     Total Portfolio operating expenses(a)          1.30%  After 10 Yrs.      $1,568
                                                   =====
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  115
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  359
     Other expenses                                  .13%  After 5 Yrs.       $  622
                                                   -----
     Total Portfolio operating expenses             1.13%  After 10 Yrs.      $1,375
                                                   =====
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  193
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  597
     Other expenses                                  .90%  After 5 Yrs.       $1,026
                                                   -----
     Total Portfolio operating expenses(a)          1.90%  After 10 Yrs.      $2,222
                                                   =====
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  115
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  359
     Other expenses                                  .13%  After 5 Yrs.       $  622
                                                   -----
     Total Portfolio operating expenses(a)          1.13%  After 10 Yrs.      $1,375
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  143
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  443
     Other expenses                                  .40%  After 5 Yrs.       $  766
                                                   -----
     Total Portfolio operating expenses(a)          1.40%  After 10 Yrs.      $1,680
                                                   =====
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $  104
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  325
     Other expenses                                  .22%  After 5 Yrs.       $  563
                                                   -----
     Total Portfolio operating expenses(a)          1.02%  After 10 Yrs.      $1,248
                                                   =====
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  122
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  381
     Other expenses                                  .20%  After 5 Yrs.       $  660
                                                   -----
     Total Portfolio operating expenses(a)          1.20%  After 10 Yrs.      $1,455
                                                   =====
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  114
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  356
     Other expenses                                  .12%  After 5 Yrs.       $  617
                                                   -----
     Total Portfolio operating expenses(a)          1.12%  After 10 Yrs.      $1,363
                                                   =====
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $   99
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  309
     Other expenses                                  .17%  After 5 Yrs.       $  536
                                                   -----
     Total Portfolio operating expenses(a)           .97%  After 10 Yrs.      $1,190
                                                   =====
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.        $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  771
     Other expenses                                 2.05%  After 5 Yrs.       $1,420
                                                   -----
     Total Portfolio operating expenses(a)(b)       2.95%  After 10 Yrs.      $3,164
                                                   =====
     Waiver and/or expense reimbursement(c)        (1.50)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.        $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(c)    $1,140
     Other expenses(d)                              3.88%
                                                   -----
     Total Portfolio operating expenses             4.78%
                                                   =====
     Waiver and/or expense reimbursement(c)        (3.33)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
  PORTFOLIO
     Management fees                                 .55%  After 1 Yr.        $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(c)    $  851
     Other expenses(d)                              2.54%
                                                   -----
     Total Portfolio operating expenses             3.34%
                                                   =====
     Waiver and/or expense reimbursement(c)        (1.89)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.        $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(d)    $  720
     Other expenses(b)                              1.70%
                                                   -----
     Total Portfolio operating expenses             2.70%
                                                   =====
     Waiver and/or expense reimbursement(c)        (1.25)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====


------------------------

(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.



(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2005 for AllianceBernstein U.S. Large Cap Blended Style Portfolio, May 1, 2006 for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio and May 1, 2007 for AllianceBernstein Global Research Growth Portfolio and may be extended by Alliance for additional one-year terms.


(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

(d) Based on estimated expenses.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. If you wish to obtain hypothetical investment information for Class B shares of the Portfolios, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                           ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.69%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 72.45           $10,427.55
     2         10,427.55        521.38       10,948.93              75.55            10,873.38
     3         10,873.38        543.67       11,417.05              78.78            11,338.27
     4         11,338.27        566.91       11,905.18              82.15            11,823.04
     5         11,823.04        591.15       12,414.19              85.66            12,328.53
     6         12,328.53        616.43       12,944.96              89.32            12,855.64
     7         12,855.64        642.78       13,498.42              93.14            13,405.28
     8         13,405.28        670.26       14,075.55              97.12            13,978.43
     9         13,978.43        698.92       14,677.35             101.27            14,576.07
    10         14,576.07        728.80       15,304.88             105.60            15,199.27
Cumulative                   $6,080.31                            $881.04



                         ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.81%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   85.05          $10,414.95
     2         10,414.95        520.75       10,935.70               88.58           10,847.12
     3         10,847.12        542.36       11,389.47               92.25           11,297.22
     4         11,297.22        564.86       11,862.08               96.08           11,766.00
     5         11,766.00        588.30       12,354.30              100.07           12,254.23
     6         12,254.23        612.71       12,866.94              104.22           12,762.72
     7         12,762.72        638.14       13,400.85              108.55           13,292.31
     8         13,292.31        664.62       13,956.92              113.05           13,843.87
     9         13,843.87        692.19       14,536.06              117.74           14,418.32
    10         14,418.32        720.92       15,139.24              122.63           15,016.61
Cumulative                   $6,044.84                           $1,028.23

                         ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.60%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 63.00           $10,437.00
     2         10,437.00        521.85       10,958.85              65.75            10,893.10
     3         10,893.10        544.65       11,437.75              68.63            11,369.13
     4         11,369.13        568.46       11,937.58              71.63            11,865.96
     5         11,865.96        593.30       12,459.25              74.76            12,384.50
     6         12,384.50        619.22       13,003.72              78.02            12,925.70
     7         12,925.70        646.29       13,571.99              81.43            13,490.55
     8         13,490.55        674.53       14,165.08              84.99            14,080.09
     9         14,080.09        704.00       14,784.10              88.70            14,695.39
    10         14,695.39        734.77       15,430.16              92.58            15,337.58
Cumulative                   $6,107.07                            $769.49



               ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.68%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 71.40           $10,428.60
     2         10,428.60        521.43       10,950.03              74.46            10,875.57
     3         10,875.57        543.78       11,419.35              77.65            11,341.70
     4         11,341.70        567.08       11,908.78              80.98            11,827.80
     5         11,827.80        591.39       12,419.19              84.45            12,334.74
     6         12,334.74        616.74       12,951.48              88.07            12,863.41
     7         12,863.41        643.17       13,506.58              91.84            13,414.73
     8         13,414.73        670.74       14,085.47              95.78            13,989.69
     9         13,989.69        699.48       14,689.17              99.89            14,589.29
    10         14,589.29        729.46       15,318.75             104.17            15,214.58
Cumulative                   $6,083.28                            $868.69



                            ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.04%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  109.20          $10,390.80
     2         10,390.80        519.54       10,910.34              113.47           10,796.87
     3         10,796.87        539.84       11,336.72              117.90           11,218.81
     4         11,218.81        560.94       11,779.75              122.51           11,657.25
     5         11,657.25        582.86       12,240.11              127.30           12,112.81
     6         12,112.81        605.64       12,718.45              132.27           12,586.18
     7         12,586.18        629.31       13,215.49              137.44           13,078.05
     8         13,078.05        653.90       13,731.95              142.81           13,589.14
     9         13,589.14        679.46       14,268.59              148.39           14,120.20
    10         14,120.20        706.01       14,826.21              154.19           14,672.02
Cumulative                   $5,977.51                           $1,305.49

                           ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.71%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 74.55           $10,425.45
     2         10,425.45        521.27       10,946.72              77.72            10,869.00
     3         10,869.00        543.45       11,412.45              81.03            11,331.42
     4         11,331.42        566.57       11,897.99              84.48            11,813.52
     5         11,813.52        590.68       12,404.19              88.07            12,316.12
     6         12,316.12        615.81       12,931.93              91.82            12,840.11
     7         12,840.11        642.01       13,482.12              95.72            13,386.40
     8         13,386.40        669.32       14,055.72              99.80            13,955.92
     9         13,955.92        697.80       14,653.72             104.04            14,549.67
    10         14,549.67        727.48       15,277.16             108.47            15,168.69
Cumulative                   $6,074.38                            $905.69



                           ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.33%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  139.65          $10,360.35
     2         10,360.35        518.02       10,878.37              144.68           10,733.69
     3         10,733.69        536.68       11,270.37              149.90           11,120.47
     4         11,120.47        556.02       11,676.50              155.30           11,521.20
     5         11,521.20        576.06       12,097.26              160.89           11,936.37
     6         11,936.37        596.82       12,533.18              166.69           12,366.49
     7         12,366.49        618.32       12,984.82              172.70           12,812.12
     8         12,812.12        640.61       13,452.73              178.92           13,273.80
     9         13,273.80        663.89       13,937.49              185.37           13,752.13
    10         13,752.13        687.61       14,439.73              192.05           14,247.68
Cumulative                   $5,893.83                           $1,646.15



                            ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28

                    ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.00%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  105.00          $10,395.00
     2         10,395.00        519.75       10,914.75              109.15           10,805.60
     3         10,805.60        540.28       11,345.88              113.46           11,232.42
     4         11,232.42        561.62       11,794.04              117.94           11,676.10
     5         11,676.10        583.81       12,259.91              122.60           12,137.31
     6         12,137.31        606.87       12,744.18              127.44           12,616.73
     7         12,616.73        630.84       13,247.57              132.48           13,115.10
     8         13,115.10        655.75       13,770.85              137.71           13,633.14
     9         13,633.14        681.66       14,314.80              143.15           14,171.65
    10         14,171.65        708.58       14,880.23              148.80           14,731.43
Cumulative                   $5,989.15                           $1,257.72



                     ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.76%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  184.80          $10,315.20
     2         10,315.20        515.76       10,830.96              190.62           10,640.34
     3         10,640.34        532.02       11,172.35              196.63           10,975.72
     4         10,975.72        548.79       11,524.50              202.83           11,321.67
     5         11,321.67        566.08       11,887.76              209.22           11,678.53
     6         11,678.53        583.93       12,262.46              215.82           12,046.64
     7         12,046.64        602.33       12,648.97              222.62           12,426.35
     8         12,426.35        621.32       13,047.67              229.64           12,818.03
     9         12,818.03        640.90       13,458.93              236.88           13,222.05
    10         13,222.05        661.10       13,883.16              244.34           13,638.81
Cumulative                   $5,772.23                           $2,133.41



                          ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.08%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  113.40          $10,386.60
     2         10,386.60        519.33       10,905.93              117.78           10,788.15
     3         10,788.15        539.41       11,327.55              122.34           11,205.22
     4         11,205.22        560.26       11,765.48              127.07           11,638.41
     5         11,638.41        581.92       12,220.33              131.98           12,088.35
     6         12,088.35        604.42       12,692.77              137.08           12,555.69
     7         12,555.69        627.78       13,183.47              142.38           13,041.09
     8         13,041.09        652.05       13,693.14              147.89           13,545.26
     9         13,545.26        677.26       14,222.52              153.60           14,068.92
    10         14,068.92        703.45       14,772.36              159.54           14,612.82
Cumulative                   $5,965.88                           $1,353.06

                              ALLIANCEBERNSTEIN GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28



                      ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.65%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  173.25          $10,326.75
     2         10,326.75        516.34       10,843.09              178.91           10,664.18
     3         10,664.18        533.21       11,197.39              184.76           11,012.63
     4         11,012.63        550.63       11,563.26              190.79           11,372.47
     5         11,372.47        568.62       11,941.09              197.03           11,744.06
     6         11,744.06        587.20       12,331.26              203.47           12,127.80
     7         12,127.80        606.39       12,734.19              210.11           12,524.07
     8         12,524.07        626.20       13,150.28              216.98           12,933.30
     9         12,933.30        646.66       13,579.96              224.07           13,355.89
    10         13,355.89        667.79       14,023.69              231.39           13,792.30
Cumulative                   $5,803.06                           $2,010.76



                         ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.88%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   92.40          $10,407.60
     2         10,407.60        520.38       10,927.98               96.17           10,831.81
     3         10,831.81        541.59       11,373.40              100.09           11,273.32
     4         11,273.32        563.67       11,836.98              104.17           11,732.82
     5         11,732.82        586.64       12,319.46              108.41           12,211.05
     6         12,211.05        610.55       12,821.60              112.83           12,708.77
     7         12,708.77        635.44       13,344.21              117.43           13,226.78
     8         13,226.78        661.34       13,888.12              122.22           13,765.90
     9         13,765.90        688.30       14,454.20              127.20           14,327.00
    10         14,327.00        716.35       15,043.35              132.38           14,910.97
Cumulative                   $6,024.25                           $1,113.28

                         ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.14%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  119.70          $10,380.30
     2         10,380.30        519.02       10,899.32              124.25           10,775.06
     3         10,775.06        538.75       11,313.82              128.98           11,184.84
     4         11,184.84        559.24       11,744.08              133.88           11,610.20
     5         11,610.20        580.51       12,190.71              138.97           12,051.73
     6         12,051.73        602.59       12,654.32              144.26           12,510.06
     7         12,510.06        625.50       13,135.56              149.75           12,985.82
     8         12,985.82        649.29       13,635.11              155.44           13,479.67
     9         13,479.67        673.98       14,153.65              161.35           13,992.30
    10         13,992.30        699.62       14,691.92              167.49           14,524.43
Cumulative                   $5,948.50                           $1,424.07



                      ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.77%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00            $ 80.85           $10,419.15
     2         10,419.15        520.96       10,940.11              84.24            10,855.87
     3         10,855.87        542.79       11,398.66              87.77            11,310.89
     4         11,310.89        565.54       11,876.44              91.45            11,784.99
     5         11,784.99        589.25       12,374.24              95.28            12,278.96
     6         12,278.96        613.95       12,892.90              99.28            12,793.63
     7         12,793.63        639.68       13,433.31             103.44            13,329.87
     8         13,329.87        666.49       13,996.37             107.77            13,888.60
     9         13,888.60        694.43       14,583.03             112.29            14,470.74
    10         14,470.74        723.54       15,194.27             117.00            15,077.28
Cumulative                   $6,056.63                            $979.36



                        ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.95%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   99.75          $10,400.25
     2         10,400.25        520.01       10,920.26              103.74           10,816.52
     3         10,816.52        540.83       11,357.35              107.89           11,249.45
     4         11,249.45        562.47       11,811.92              112.21           11,699.71
     5         11,699.71        584.99       12,284.70              116.70           12,167.99
     6         12,167.99        608.40       12,776.39              121.38           12,655.02
     7         12,655.02        632.75       13,287.77              126.23           13,161.53
     8         13,161.53        658.08       13,819.61              131.29           13,688.32
     9         13,688.32        684.42       14,372.74              136.54           14,236.20
    10         14,236.20        711.81       14,948.01              142.01           14,806.00
Cumulative                   $6,003.75                           $1,197.75

                        ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.86%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   90.30          $10,409.70
     2         10,409.70        520.49       10,930.19               94.00           10,836.19
     3         10,836.19        541.81       11,377.99               97.85           11,280.14
     4         11,280.14        564.01       11,844.15              101.86           11,742.29
     5         11,742.29        587.11       12,329.41              106.03           12,223.37
     6         12,223.37        611.17       12,834.54              110.38           12,724.16
     7         12,724.16        636.21       13,360.37              114.90           13,245.47
     8         13,245.47        662.27       13,907.75              119.61           13,788.14
     9         13,788.14        689.41       14,477.55              124.51           14,353.04
    10         14,353.04        717.65       15,070.69              129.61           14,941.08
Cumulative                   $6,030.13                           $1,089.04



                               ALLIANCEBERNSTEIN VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           0.79%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $   82.95          $10,417.05
     2         10,417.05        520.85       10,937.90               86.41           10,851.49
     3         10,851.49        542.57       11,394.07               90.01           11,304.05
     4         11,304.05        565.20       11,869.26               93.77           11,775.49
     5         11,775.49        588.77       12,364.26               97.68           12,266.59
     6         12,266.59        613.33       12,879.92              101.75           12,778.17
     7         12,778.17        638.91       13,417.07              105.99           13,311.08
     8         13,311.08        665.55       13,976.63              110.42           13,866.22
     9         13,866.22        693.31       14,559.53              115.02           14,444.51
    10         14,444.51        722.23       15,166.73              119.82           15,046.92
Cumulative                   $6,050.73                           $1,003.82



                   ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66

                   ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66



                     ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66



                      ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                               HYPOTHETICAL
                            HYPOTHETICAL                         EXPENSES          HYPOTHETICAL
             HYPOTHETICAL   PERFORMANCE     INVESTMENT     CURRENT EXPENSE RATIO      ENDING
   YEAR       INVESTMENT      EARNINGS     AFTER RETURNS           1.20%            INVESTMENT
----------   ------------   ------------   -------------   ---------------------   ------------
     1        $10,000.00     $  500.00      $10,500.00           $  126.00          $10,374.00
     2         10,374.00        518.70       10,892.70              130.71           10,761.99
     3         10,761.99        538.10       11,300.09              135.60           11,164.49
     4         11,164.49        558.22       11,722.71              140.67           11,582.04
     5         11,582.04        579.10       12,161.14              145.93           12,015.21
     6         12,015.21        600.76       12,615.97              151.39           12,464.57
     7         12,464.57        623.23       13,087.80              157.05           12,930.75
     8         12,930.75        646.54       13,577.29              162.93           13,414.36
     9         13,414.36        670.72       14,085.08              169.02           13,916.06
    10         13,916.06        695.80       14,611.86              175.34           14,436.52
Cumulative                   $5,931.17                           $1,494.66

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.


FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other governmental entities.


INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.


MORTGAGE-BACKED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:


    -   ARMS, which are adjustable-rate mortgage securities;


    -   SMRS, which are stripped mortgage-backed securities;


    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.


RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.


SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.


U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

RATING AGENCIES, RATED SECURITIES AND INDEXES


CITIGROUP WORLD GOVERNMENT BOND INDEX includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion.



CSFB HIGH YIELD INDEX is designed to mirror the investible universe of the $US-denominated high yield debt market.


FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.


INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.



JP MORGAN EMBI + INDEX is a traditional, market-capitalization weighted index comprised of US Dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities.



LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT INDEX includes securities in the intermediate maturity range of the U.S. Government Index, which tracks securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices).



LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is the U.S. government/credit component of the Lehman Brothers U.S. Aggregate Index, including securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.



LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are Commission-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.


MSCI EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.



MSCI WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.



MSCI WORLD INFORMATION TECHNOLOGY INDEX is a capitalization weighted index that monitors the performance of technology stocks from around the world.



NAREIT EQUITY INDEX has served as an investment performance benchmark for the REIT industry since their inception in January 1972. The index was designed to provide a comprehensive assessment of Equity REIT performance. The index includes all tax-qualified Equity REITs with common shares that trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market List.



NASDAQ COMPOSITE INDEX measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite includes over 3,000 companies.


PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(R) Value Index.


RUSSELL 1000(R) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.


RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.



RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.



RUSSELL 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.



RUSSELL 2500(TM) VALUE INDEX measures the performance of those Russell 2500 companies (based on capitalization, the 2,500 smallest companies in the Russell 3000(R) Index) with lower price-to-book ratios and lower forecasted growth values.



RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.



RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.


S&P 500 GICS UTILITIES follows utility companies with significantly diversified activities in the Electric Utilities, Gas Utilities and/or Water Utilities sub-industries not classified elsewhere, including unregulated independent power producers and distributors.


OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.


INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.



NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.


The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulations as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes expropriation, nationalization or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.



ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


The Portfolio has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective May 2, 2005, the Portfolio has changed its name to reflect this investment strategy and adopted a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $482 million to approximately $386 billion as of December 31, 2004, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.



Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.



The Portfolio also may:


    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;


    -   make SHORT SALES "against the box" of up to 15% of its net assets;



    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;


    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;


    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and


    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.



Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Premier Growth Portfolio.


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial FORWARD and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.


The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds". These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.


The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more nationally recognized statistical rating organizations ("NRSROs"). For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2004, the Portfolio's investments were rated (or equivalent quality):



    -   AAA                   0%


    -   A-1+                  0%


    -   BBB                2.18%


    -   Ba or BB          29.91%


    -   B                 56.72%


    -   CCC               11.00%


    -   CC                    0%


    -   C                     0%


    -   D                  0.19%


When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.


The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;


    - invest in MORTGAGE-BACKED SECURITIES and directly in mortgages secured by residential real estate;


    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;


    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;


    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance.

The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;


    -   invest in MORTGAGE-BACKED SECURITIES;



    -   invest in CREDIT DEFAULT SWAPS;



    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and


    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:


    - buy and sell foreign currencies or enter into FORWARD CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;


    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.


The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward currency exchange contracts and other hedging techniques.


The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio is permitted to invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").



The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio may maintain borrowings of approximately one-third of its net assets or otherwise leverage its assets through, for example, the use of reverse repurchase agreements.

The Portfolio invests in investment grade securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.



Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. Alliance anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.


Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:


    -   invest in MORTGAGE-BACKED SECURITIES;


    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS;

    - write covered put and call OPTIONS and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries included in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are considered to be developing or emerging from underdevelopment. The Portfolio previously emphasized investments in obligations referred to as "Brady Bonds", which were issued in connection with the restructure of emerging markets sovereign obligations. However, most of these Brady Bonds have been retired and no longer comprise a principal portion of the Portfolio's investments.



The Portfolio also may invest up to 35% of its total assets in U.S. and foreign corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and foreign corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments normally will range between five and 25 years.



The Portfolio invests significantly in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.


The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.


As of December 31, 2004, securities ratings (or equivalent quality) of the Portfolio's securities were:



    -   A-1+              11.12%


    -   BBB               27.49%


    -   Ba or BB          39.24%


    -   B                 14.32%


    -   CCC                6.60%


    -   CC                 0.54%


    -   Unrated            0.69%



The Portfolio's investments in sovereign debt obligations and foreign corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global and are considered at the time of purchase to be emerging markets or developing countries. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine.



The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.


The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into SWAP TRANSACTIONS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call OPTIONS for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a matter of fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;


    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";


    - write covered call and put OPTIONS, purchase call and put OPTIONS ON SECURITIES of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;


    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.


The Portfolio's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.


Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.


Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a portfolio that invests in higher-rated securities.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.


The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.


The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;


    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

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

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.


Investments in foreign companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.



ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO



The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.



In implementing its policies, the Portfolio invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential. Alliance adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.



Effective May 2, 2005, the Portfolio will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Portfolio may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.



The Portfolio normally invests substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities. The Portfolio also may invest in U.S. Government securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.


The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Technology Portfolio.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2004, there were approximately 5,100 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.6 billion. Normally, the Portfolio invests in about 100-125 companies.


The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development
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

particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all options, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of companies that are primarily engaged in or related to the real estate industry.



The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.



The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("mortgage-backed securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

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

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. When interest rates rise, the Portfolio is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMIC certificates, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive.



A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.


The Portfolio also may:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;

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

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO



The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of U.S. equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include any borrowings for investment purposes, and "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between:



    - the market capitalization of the smallest company in the Russell 2500(TM) Value Index; and



    - the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.



Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2004, there were approximately 1,676 small- to mid-capitalization companies, representing a market capitalization range from approximately $80.2 million to approximately $9.5 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio and price to book ratio to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.



Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

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

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Small Cap Value Portfolio.


ALLIANCEBERNSTEIN VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of U.S. equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.


The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.


A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.


The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.


Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of those companies.



Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations. Alliance expects the average market capitalization of the growth stocks selected for inclusion in the portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.



The value stocks used in this portfolio are selected by Bernstein's Large Cap Value investment team. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.

The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.



The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


The Portfolio Construction Process

The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.


Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process develops a portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.


The Portfolio also may:

    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;


    -   invest up to 20% of its total assets in NON-U.S. SECURITIES;


    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;


    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO


The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.



Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.



Normally, Alliance's targeted blend for the Portfolio is an equal weighting of 50% growth stocks and 50% value stocks. Alliance will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Investments in REITs are deemed to be 100% equity for purposes of the target blend of the Portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio.


The Portfolio also may:


    - invest without limit in NON-U.S. SECURITIES, although it generally will not invest more than 35% of its total assets in such securities;


    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;


    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio;

    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;

    - invest up to 10% of its total assets in the securities of companies in emerging markets;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

The Portfolio's investment objective is to seek to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the

Portfolio, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile.


The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



Alliance's targeted blend for the Portfolio's equity component is an equal weighting of growth and value stocks. Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.



In addition to blending growth and value styles, Alliance blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the portfolio. Investments in REITs are deemed to be 50% equity and 50% fixed-income for purposes of the target blend of the Portfolio.



The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.



Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Alliance will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the portfolio.



In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when Alliance believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance.


The Portfolio also may:


    - invest without limit in NON-U.S. SECURITIES, although it generally will not invest more than 25% of its total assets in such securities;


    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;


    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS;


    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio;


    -   purchase and sell non-U.S. fixed-income obligations;


    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;

    - invest up to 10% of its total assets in the securities of companies in emerging markets;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



The Portfolio's investment objective is long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge.



Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.



Stock selection within each market sector is the responsibility of a senior industry analyst-manager for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the U.S. and abroad. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors.



The Portfolio normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Portfolio to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. The Portfolio's market capitalization allocation, like its country allocation, is a by-product of the stock selection process. Alliance expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Portfolio also may invest in securities of companies in emerging markets.



In addition to purchasing directly securities of corporate issuers in various securities markets, the Portfolio may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the same industry.



As a matter of fundamental policy, the Portfolio may not make loans to other persons except that the Portfolio may LEND ITS PORTFOLIO SECURITIES in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value.



The Portfolio also may:



    -   purchase and sell FUTURES CONTRACTS and OPTIONS on futures contracts;



    -   purchase and sell OPTIONS;


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    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;



    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS; and



    -   invest up to 10% of its net assets in ILLIQUID SECURITIES.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolios may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the

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        acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such ratings. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.



Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-BACKED SECURITIES and OTHER ASSET-BACKED SECURITIES.


While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of

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        performance. This guarantee is supported by a daily payment system
        (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Portfolio to utilize at any given time.


DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.



Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


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A Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When a Portfolio believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.



Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price at a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.



A Portfolio may purchase options on futures contracts written or purchased by the Portfolio that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's portfolio securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.



Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.



Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.


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A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.



The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Portfolio would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.



Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Portfolios that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.



Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is "covered" if the Portfolio holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.



A call option is for cross-hedging purposes if a Portfolio does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio may write call options for cross-hedging purposes. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.



In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.



If an option written by a Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to

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its exercise) could reduce these risks. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.



A Portfolio will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.



Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S.
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Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). The market for
Brady Bonds has decreased recently because many Brady Bonds have been retired.



Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and
(iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").



Brady Bonds involve various risks associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.



CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.


CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign

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securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.



A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.



FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).



When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Portfolio may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.



The use of forward commitments enables a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolios enter into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.



ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.



Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Portfolio.



A Portfolio may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is


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adequate. The sale price of illiquid securities may be lower or higher than
Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by foreign issuers, there is no law in many of the countries in which the Portfolios may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.


INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.


LOANS OF PORTFOLIO SECURITIES. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend


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securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.



MORTGAGE-BACKED SECURITIES. The Portfolios' investments in mortgage-backed securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-backed securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-backed securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.



Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-backed securities without credit enhancement if the securities meet the Portfolio's investment standards.



One type of mortgage-backed security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-backed securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.



Another form of mortgage-backed security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-backed security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.



Another type of mortgage-backed security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the


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yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


SMRS are mortgage-backed securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-backed securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.



The value of mortgage-backed securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-backed securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-backed securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-backed securities in investments that provide as high a yield as the mortgage-backed securities. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.



Although the market for mortgage-backed securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-backed securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.



As with fixed-income securities generally, the value of mortgage-backed securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the


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mortgage-backed securities will decline. Although the negative effect could be lessened if the mortgage-backed securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-backed securities generally tend to decline during a period of rising interest rates.


Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.


OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities discussed above.


Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later
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date at a fixed price. During the reverse repurchase agreement period, the
Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.


RIGHTS AND WARRANTS. A Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.



SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short. The Portfolios may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Although a Portfolio's gain is limited by the price at which it sold the security short, its potential loss is unlimited.



STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis. The Portfolios will limit their investments in standby commitments so


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that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.


There is no guarantee that the security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.


STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS.   Fixed-income
securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

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Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.


PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.



TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.



PORTFOLIO HOLDINGS. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Variable Products Series Fund monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of a Portfolio's holdings.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.


In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.


FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.



Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.



A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.



Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain foreign issuers than is available about U.S. issuers.



The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Expropriation, nationalization or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and a Portfolio's investments. In the event of expropriation, nationalization or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.


Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Brazil. Please refer to Appendix B for a discussion of risks associated with investments in these countries.


Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Investment in Smaller, Emerging Companies. The Portfolios may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.



Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of expropriation, nationalization, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.


INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.


UNRATED SECURITIES. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.


U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


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

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


Each Portfolio's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2004, totaling approximately $539 billion (of which approximately $118 billion represented the assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 48 registered investment companies managed by Alliance, comprising 121 separate portfolios, currently have approximately 6.7 million shareholder accounts.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2004 the Portfolios paid Alliance as a percentage of average net assets:



                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................       0.45%
AllianceBernstein Large Cap Growth Portfolio................       0.75%
AllianceBernstein Growth and Income Portfolio...............       0.55%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................       0.45%
AllianceBernstein High Yield Portfolio......................       0.50%
AllianceBernstein Total Return Portfolio....................       0.55%
AllianceBernstein International Portfolio...................       0.75%
AllianceBernstein Global Bond Portfolio.....................       0.45%
AllianceBernstein Americas Government Income Portfolio......       0.50%
AllianceBernstein Global Dollar Government Portfolio........       0.50%
AllianceBernstein Utility Income Portfolio..................       0.55%
AllianceBernstein Growth Portfolio..........................       0.75%
AllianceBernstein Worldwide Privatization Portfolio.........       0.75%
AllianceBernstein Global Technology Portfolio...............       0.75%
AllianceBernstein Small Cap Growth Portfolio................       0.75%
AllianceBernstein Real Estate Investment Portfolio..........       0.55%
AllianceBernstein International Value Portfolio.............       0.75%
AllianceBernstein Small/Mid Cap Value Portfolio.............       0.75%
AllianceBernstein Value Portfolio...........................       0.55%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio(a)..............................................          0%
AllianceBernstein Wealth Appreciation Strategy
  Portfolio(b)..............................................          0%
AllianceBernstein Balanced Wealth Strategy Portfolio(c).....          0%
AllianceBernstein Global Research Growth Portfolio(d).......          0%


------------

  (a) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of average daily net assets would have been 0.65%.


  (b) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of daily net assets would have been 0.65%.


  (c) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of daily net assets would have been 0.55%.


  (d) The Portfolio had not commenced operations during the Fund's most recently completed fiscal year. For services rendered by Alliance under the Advisory Agreement, the Portfolio will pay Alliance at an annual rate of 0.75% of the first $2.5 billion in average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion in average daily net assets and 0.60% of the excess over $5 billion in average daily net assets.


In connection with investments in real estate securities, Alliance has, at its expense, retained CBRE as a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.


PORTFOLIO MANAGERS



The management of and investment decisions for the ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO'S portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since
2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO'S portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2001). Mr. Caruso is a Senior Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The management of and investment decisions for ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO'S portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of ACMC with which he has been associated in a substantially similar capacity to his current position since prior to 2000. Mr. Kelley is a Senior Vice President of ACMC with which he has been associated since prior to 2000.



The management of and investment decisions for the ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO'S portfolio are made by the Adviser's Global Fixed
Income: Emerging Market Investment Team. The Global Fixed Income: Emerging Market Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Paul DeNoon, a member of the Adviser's Global Fixed
Income: Emerging Market Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2002). Mr. DeNoon is a Senior Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO are made by Ms. Annie Tsao, Senior Vice President of ACMC and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 2000. Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The day-to-day management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH PORTFOLIO'S portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi has been responsible for the Portfolio's investments since 2000, and has been with the firm since prior to 2000. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The day-to-day management of and investment decisions for the ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO'S portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2000. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The management of and investment decisions for the ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO, ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. Day-to-day responsibilities for coordinating the Portfolios' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team (since 2003 with respect to ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO and since 2004 with respect to each of ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO). Mr. Masters is an Executive Vice President of ACMC, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.



The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO are made by the Adviser's Global Research Growth sector analyst-managers, with oversight by the Adviser's Global Research Growth Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.



The Adviser's Global Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the sector analyst-managers with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



          EMPLOYEE; YEAR; TITLE               PRINCIPAL OCCUPATION DURING THE PAST FIVE (5) YEARS
          ---------------------               ---------------------------------------------------
Norman M. Fidel; since inception; Senior      Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.
Jane E. Schneirov; since inception; Senior    Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.
Gina M. Griffin; since inception; Senior      Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.

          EMPLOYEE; YEAR; TITLE               PRINCIPAL OCCUPATION DURING THE PAST FIVE (5) YEARS
          ---------------------               ---------------------------------------------------
Janet A. Walsh; since inception; Senior       Senior Vice President of ACMC with which she has
  Vice President of ACMC                      been associated since prior to 2000.
Thomas A. Schmitt; since inception; Senior    Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.
Francis X. Suozzo; since inception; Senior    Senior Vice President of ACMC with which he has
  Vice President of ACMC                      been associated since prior to 2000.



The day-to-day management and investment decisions for the ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO are made by the Adviser's International Research Growth sector analyst-managers, with oversight by the Adviser's International Research Growth Oversight Group.



Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.



The Adviser's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.



The following table lists the sector analyst-managers with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



          EMPLOYEE; YEAR; TITLE               PRINCIPAL OCCUPATION DURING THE PAST FIVE (5) YEARS
          ---------------------               ---------------------------------------------------
Hiromitsu Agata; since 2005; Senior Vice      Senior Vice President of ACAM with which he has
  President of Alliance Capital Asset         been associated since prior to 2000.
  Management ("ACAM")
Isabel Buccellati; since 2005; Vice           Vice President of ACL with which she has been
  President of Alliance Capital Limited       associated since prior to 2000.
  ("ACL")
William Johnston; since 2005; Senior Vice     Senior Vice President of ACL with which he has been
  President of ACL                            associated since prior to 2000.
Valli Niththyananthan; since 2005; Vice       Vice President of ACL with which she has been
  President of ACL                            associated since October 2000. Prior thereto, she
                                              was a research analyst at Gartmore Investment
                                              Management since prior to 2000.
Michele Patri; since 2005; Vice President     Vice President of ACL and a Non-US Developed
  of ACL                                      Analyst since April, 2001. Prior thereto, he was a
                                              portfolio manager at Citigroup Asset Manager in
                                              London since prior to 2000.
Thomas A. Schmitt; since 2005; Senior Vice    Senior Vice President of ACMC with which he has
  President of ACMC                           been associated since prior to 2000.
Atsushi Yamamoto; since 2005; Senior Vice     Senior Vice President of ACAM with which he has
  President of ACAM                           been associated since prior to 2000.



The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior    Senior Vice President of ACMC with
  Market Portfolio           Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
  Money Market Investment
  Team
                             Maria Cona; since 2005; Vice             Vice President of ACMC with which she
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Jason Moshos; since 2005; Assistant      Assistant Portfolio Manager of ACMC
                             Portfolio Manager of ACMC                since September 2003. Prior thereto,
                                                                      he was a research assistant in ACMC's
                                                                      Municipal Credit Research area since
                                                                      September 2000.
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior        Senior Vice President of ACMC with
  Government/High Grade      Vice President of ACMC                   which he has been associated since
  Securities Portfolio                                                prior to 2000.

  U.S. Investment Grade
  Fixed Income Team
                             Alison Martier; since 2005; Senior       Senior Vice President of ACMC with
                             Vice President of ACMC                   which she has been associated since
                                                                      prior to 2000.
                             Greg Wilensky; since 2005; Vice          Vice President of ACMC and Director
                             President of ACMC                        of Stable Value Investments, with
                                                                      which he has been associated since
                                                                      prior to 2000.
AllianceBernstein High       Michael Snyder; since 2002; Senior       Senior Vice President of ACMC with
  Yield Portfolio            Vice President of ACMC                   which he as been associated since
                                                                      2001; prior thereto, Managing
  U.S. High Yield                                                     Director in the high yield asset
  Investment Team                                                     management group at Donaldson,
                                                                      Lufkin, & Jenrette Corporation since
                                                                      prior to 2000.
                             Gershon Distenfeld; since 2005; Vice     Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Sheryl Rothman; since 2005; Senior       Senior Vice President of ACMC with
                             Vice President of ACMC                   which she has been associated since
                                                                      prior to 2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
AllianceBernstein Global     Michael L. Mon; since 2005; Vice         Vice President of ACMC with which he
  Bond Portfolio             President of ACMC                        has been associated since prior to
                                                                      2000.
  Global Fixed Income
  Investment Team
                             Douglas J. Peebles; since 2001;          Executive Vice President of ACMC with
                             Executive Vice President of ACMC         which he has been associated since
                                                                      prior to 2000.
                             Matthew Sheridan; since 2005; Vice       Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein            Paul J. DeNoon; since 2002; Senior       Senior Vice President of ACMC with
  Americas Government        Vice President of ACMC                   which he has been associated since
  Income Portfolio                                                    prior to 2000.

  Global Fixed Income
  Investment Team
                             Michael L. Mon; since 2003; (see         (see above)
                             above)
                             Douglas J. Peebles; since 2003; (see     (see above)
                             above)
                             Scott DiMaggio; since 2005; Vice         Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein            Edward Baker III; since 2002; Senior     Senior Vice President of ACMC and
  Worldwide Privatization    Vice President of ACMC                   Chief Investment Officer -- Emerging
  Portfolio                                                           Markets of ACMC, with which he has
                                                                      been associated since prior to 2000.
  Global Emerging Growth
  Investment Team
                             Michael Levy; since 2003; Vice           Vice President of ACL with which he
                             President of ACL                         has been associated since prior to
                                                                      2000.
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice    Senior Vice President of ACMC with
  Cap Growth Portfolio       President of ACMC                        which he has been associated since
                                                                      prior to 2000.
  Small Cap Growth
  Investment Team
                             Mark Attalienti; since 2005; Vice        Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.
                             Kumar Kirpalani; since 2005; Vice        Vice President of ACMC with which he
                             President of ACMC                        has been associated since prior to
                                                                      2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             Samantha Lau; since 2005; Vice           Vice President of ACMC with which she
                             President of ACMC                        has been associated since prior to
                                                                      2000.
AllianceBernstein Real       Joseph G. Paul; since 2004; Senior       Senior Vice President of ACMC and
  Estate Investment          Vice President of ACMC and Chief         Chief Investment Officer -- Small and
  Portfolio                  Investment Officer of Small and          Mid-Capitalization Value Equities
                             Mid-Capitalization Value Equity and      since 2002 and Co-Chief Investment
  REIT Investment Policy     Co-Chief Investment Officer of Real      Officer of Real Estate Equity
  Group                      Estate Equity Securities since 2004      Securities since 2004. He is also
                                                                      Chief Investment Officer of Advanced
                                                                      Value at ACMC since October 2000 and
                                                                      held the same position at Sanford C.
                                                                      Bernstein & Co., Inc. ('SCB") since
                                                                      prior to 2000.
                             Teresa Marziano; since 2004; Senior      Senior Vice President of ACMC since
                             Vice President of ACMC and Co-Chief      October 2000 and Co-Chief Investment
                             Investment Officer of Real Estate        Officer of Real Estate Investments
                             Investments                              since July 2004. Prior thereto, she
                                                                      was a Senior Analyst of investment
                                                                      research at SCB since prior to 2000.
AllianceBernstein            Sharon E. Fay; since 2005; Executive     Executive Vice President of ACMC and
  International Value        Vice President of ACMC and Chief         Chief Investment Officer of UK,
  Portfolio                  Investment Officer of Global Value       European and Global Value Equities
                             Equities                                 since June 2003. She has continued to
  International Value                                                 serve as Chief Investment Officer of
  Investment Policy Group                                             UK and European Value Equities at
                                                                      ACMC since 2000, and chairs the
                                                                      Global, European and UK Value
                                                                      Investment Policy Groups since prior
                                                                      to 2000.
                             Kevin F. Simms; since inception;         Senior Vice President of ACMC and
                             Senior Vice President of ACMC,           Co-Chief Investment Officer of
                             Co-Chief Investment Officer of           International Value Equities since
                             International Value Equities and         2003. He is also Director of Research
                             Director of Research for                 for International Value and Global
                             International Value and Global Value     Value Equities at ACMC since October
                             Equities                                 2000. Prior thereto, he was Director
                                                                      of Research for Emerging Markets
                                                                      Value Equities at SCB since prior to
                                                                      2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             Henry S. D'Auria; since 2003; Senior     Senior Vice President of ACMC since
                             Vice President of ACMC, Chief            October 2000, Chief Investment
                             Investment Officer of Emerging           Officer of Emerging Markets Value
                             Markets Value Equities and Co-Chief      Equities since 2002 and Co-Chief
                             Investment Officer of International      Investment Officer of International
                             Value Equities                           Value Equities of ACMC since June
                                                                      2003. He is also Chief Investment
                                                                      Officer of Emerging Markets Value
                                                                      Equities at ACMC since 2002. Prior
                                                                      thereto, he was Director of Research
                                                                      of Small Cap Value and Emerging
                                                                      Markets Value Equities at SCB since
                                                                      prior to 2000.
                             Giulio A. Martini; since 2005; Senior    Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
AllianceBernstein            Joseph G. Paul; since 2002; (see         (see above)
  Small/Mid Cap Value        above)
  Portfolio

  Small/Mid Cap Value
  Investment Policy Group
                             James W. MacGregor; since 2005;          Senior Vice President of ACMC since
                             Senior Vice President of ACMC and        October 2000. He is also currently
                             Director of Research -- Small and Mid    Director of Research -- Small and Mid
                             Cap Value Equities                       Cap Value Equities. Prior thereto, he
                                                                      was a Senior Research Analyst at SCB
                                                                      since prior to 2000.
                             David Pasquale; since 2005; Vice         Vice President of ACMC since October
                             President of ACMC                        2000. Prior thereto, he was a
                                                                      research associate at SCB since prior
                                                                      to 2000.
                             Andrew J. Weiner; since 2005; Senior     Senior Vice President of ACMC since
                             Vice President of ACMC                   October 2000. Prior thereto, he was a
                                                                      research associate at SCB since prior
                                                                      to 2000.
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Executive Vice President of ACMC
  Portfolio                  Executive Vice President of ACMC and     since October 2000. She is Head of
                             Head of SCB Value Equities Business      SCB Value Equities Business and
  U.S. Value Investment      and Co-Chief Investment                  Co-Chief Investment Officer of U.S.
  Policy Group               Officer -- U.S. Value Equities           Value Equities. Prior thereto, she
                                                                      was Chief Investment Officer of U.S.
                                                                      Value Equities and Chairman of the
                                                                      U.S. Equity Investment Policy Group
                                                                      at SCB since prior to 2000.

                                                                           PRINCIPAL OCCUPATION DURING
      PORTFOLIO AND                  EMPLOYEE; YEAR; TITLE                   THE PAST FIVE (5) YEARS
    RESPONSIBLE GROUP        -------------------------------------    -------------------------------------
    -----------------
                             John Mahedy; since 2005; Senior Vice     Senior Vice President of ACMC since
                             President of ACMC and Co-Chief           October 2000, Co-Chief Investment
                             Investment Officer of U.S. Value         Officer of U.S. Value Equities since
                             Equities                                 2003 and Director of Research -- U.S.
                                                                      Value Equities since 2001. Prior
                                                                      thereto, he was a Senior Research
                                                                      Analyst for SCB since prior to 2000.
                             Christopher Marx; since 2005; Senior     Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.
                             John D. Philips; since 2005; Senior      Senior Vice President of ACMC with
                             Vice President of ACMC                   which he has been associated since
                                                                      prior to 2000.



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO TO THE ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO



In addition to its support in managing the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO'S assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global
Investments -- Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. The Historical Portfolio is not subject to the same types of expenses as the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.



Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.



The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.



As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.



The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

          SCHEDULE OF INVESTMENT PERFORMANCE -- HISTORICAL PORTFOLIO*



                                                                             MSCI
                                                HISTORICAL PORTFOLIO      WORLD INDEX
                                                   TOTAL RETURN**       TOTAL RETURN***
                                                --------------------    ---------------
Year Ended December 31:
2004..........................................          12.89%               15.25%
2003..........................................          32.95%               33.76%
2002..........................................         (18.69)%             (19.54)%
2001..........................................         (14.44)%             (16.52)%
2000..........................................          (0.13)%             (12.92)%
1999..........................................          44.57%               25.34%
1998..........................................          26.15%               24.80%
1997..........................................           8.67%               16.23%
1996..........................................          14.43%               14.00%
1995..........................................          42.85%               21.32%
1994..........................................           5.43%                5.58%
1993..........................................          19.47%               23.13%
1992..........................................           9.34%               (4.66)%
Cumulative total return for the period October
  25, 1991 (inception of the Historical
  Portfolio) to December 31, 2004.............         398.30%              188.51%


------------

* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.



**  Not of all fees charged on the Class AX shares.



*** Since Inception cumulative Index returns are from October 31, 1991.



The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004, and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


LEGAL PROCEEDINGS


As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.



On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:



    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and



    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients will introduce governance and compliance changes.



In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Variable Product Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.



The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of AllianceBernstein Variable Products Series Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.



On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including AllianceBernstein Variable Products Series Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.



Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.



As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.



Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to

Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.



On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.



Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.



It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Variable Products Series Fund shares or other adverse consequences to AllianceBernstein Variable Products Series Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Variable Products Series Fund.

                          INVESTING IN THE PORTFOLIOS


HOW THE PORTFOLIOS VALUE THEIR SHARES


The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.



The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.



The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.



The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.



Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.



Your order for purchase or sale of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.


HOW TO PURCHASE AND SELL SHARES


The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. ABIRM may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".



ABIRM may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.



DISTRIBUTION ARRANGEMENTS



The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment.



PAYMENTS TO FINANCIAL INTERMEDIARIES



Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including the Portfolios.



Insurers or your financial intermediary receive compensation from the Portfolios, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:



    -   12b-1 fees;



    -   defrayal of costs for educational seminars and training;



    -   additional distribution support; and



    - payments related to providing Contractholder record-keeping and/or administrative services.



In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.



ABIRM and/or Alliance may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.



OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE



In addition to the fees described above, ABIRM, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.



For 2005, ABIRM's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $300,000. In 2004, ABIRM paid additional payments of approximately $200,000 for the Portfolios.



If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, Alliance, ABIRM and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.



As of the date of this Prospectus, ABIRM anticipates that the Insurers that will receive additional payments for educational support include:



    AIG SunAmerica


    All State Financial


    ING


    Lincoln Financial Group


    Morgan Stanley



As of the date of this Prospectus, ABIRM may also make additional payments for distribution services to AIG SunAmerica for payments it makes to distributors of AIG SunAmerica's Ovation Products, including Citigroup Global Markets.



Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.



FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES



The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.



RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.



Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage").

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.



Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.



POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.



    - TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.



    - ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.



    - APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.



RISKS TO CONTRACTHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.



LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.



Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects the financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein Global Research Growth Portfolio because it had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                 --------------------------------------------------
                                                  2004         2003       2002      2001      2000
                                                 -------      -------    -------   -------   ------
Net asset value, beginning of period...........  $  1.00      $  1.00    $  1.00   $  1.00   $ 1.00
                                                 -------      -------    -------   -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................      -0-(a)(b)     -0-(b)     .01      .03      .05
                                                 -------      -------    -------   -------   ------
LESS: DIVIDENDS
Dividends from net investment income...........      -0-(b)       -0-(b)    (.01)     (.03)    (.05)
                                                 -------      -------    -------   -------   ------
Net asset value, end of period.................  $  1.00      $  1.00    $  1.00   $  1.00   $ 1.00
                                                 =======      =======    =======   =======   ======
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................      .46%         .28%       .85%     3.32%    5.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $28,287      $47,946    $52,316   $49,161   $9,758
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements..........................      .94%         .91%       .93%      .90%     .95%
    Expenses, before waivers and
       reimbursements..........................      .98%         .91%       .93%      .90%     .95%
    Net investment income......................      .41%(a)      .29%       .85%     2.60%    5.64%



                  ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO



                                                                     YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                     2004         2003          2002        2001        2000
                                                   --------     --------      --------    --------    --------
Net asset value, beginning of period...........    $  21.33     $  17.29      $  25.00    $  31.93    $  40.40
                                                   --------     --------      --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).........................        (.08)(a)     (.09)(a)      (.13)       (.12)       (.18)
Net realized and unrealized gain (loss) on
  investment transactions......................        1.86         4.13         (7.58)      (5.29)      (6.18)
                                                   --------     --------      --------    --------    --------
Net increase (decrease) in net asset value from
  operations...................................        1.78         4.04         (7.71)      (5.41)      (6.36)
                                                   --------     --------      --------    --------    --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions......................         -0-          -0-           -0-       (1.38)      (2.11)
Distributions in excess of net realized gain on
  investment transactions......................         -0-          -0-           -0-        (.14)        -0-
                                                   --------     --------      --------    --------    --------
Total distributions............................         -0-          -0-           -0-       (1.52)      (2.11)
                                                   --------     --------      --------    --------    --------
Net asset value, end of period.................    $  23.11     $  21.33      $  17.29    $  25.00    $  31.93
                                                   ========     ========      ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................        8.34%       23.37%       (30.84)%    (17.40)%    (16.78)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......    $603,050     $693,764      $493,937    $572,266    $336,104
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements..........................        1.06%        1.29%         1.31%       1.29%       1.30%
    Expenses, before waivers and
       reimbursements..........................        1.24%        1.30%         1.31%       1.29%       1.30%
    Net investment loss........................        (.38)(a)     (.49)%(a)     (.64)%      (.47)%      (.51)%
Portfolio turnover rate........................          73%          79%          109%         49%         41%


------------
See footnotes on pages 130-131.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


                                                                  YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                   2004          2003         2002        2001       2000
                                                ----------    ----------   ----------   --------   --------
Net asset value, beginning of period..........  $    21.62    $    16.49   $    22.03   $  23.06   $  21.76
                                                ----------    ----------   ----------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)......................         .31(a)        .18          .17        .16        .18
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions................................        2.10          5.11        (4.98)      (.05)      2.73
                                                ----------    ----------   ----------   --------   --------
Net increase (decrease) in net asset value
  from operations.............................        2.41          5.29        (4.81)       .11       2.91
                                                ----------    ----------   ----------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..........        (.16)         (.16)        (.10)      (.13)      (.14)
Distributions from net realized gain on
  investment transactions.....................         -0-           -0-         (.63)     (1.01)     (1.47)
                                                ----------    ----------   ----------   --------   --------
Total dividends and distributions.............        (.16)         (.16)        (.73)     (1.14)     (1.61)
                                                ----------    ----------   ----------   --------   --------
Net asset value, end of period................  $    23.87    $    21.62   $    16.49   $  22.03   $  23.06
                                                ==========    ==========   ==========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c)....................................       11.22%        32.18%      (22.26)%     0.15%     13.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).....  $2,044,741    $1,671,671   $1,067,952   $889,394   $151,739
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..........................         .85%          .91%         .93%       .92%       .95%
    Expenses, before waivers and
      reimbursements..........................         .90%          .91%         .93%       .92%       .95%
    Net investment income.....................        1.39%(a)       .99%         .91%       .75%       .85%
Portfolio turnover rate.......................          50%           57%          69%        80%        74%


       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


                                                                     YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                          2004       2003      2002     2001(e)    2000
                                                         -------    -------   -------   -------   ------
Net asset value, beginning of period...................  $ 12.47    $ 12.47   $ 11.94   $ 11.64   $11.16
                                                         -------    -------   -------   -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)...............................      .28(a)     .24       .39       .55      .63
Net realized and unrealized gain on investment
  transactions.........................................      .13        .21       .49       .31      .53
                                                         -------    -------   -------   -------   ------
Net increase in net asset value from operations........      .41        .45       .88       .86     1.16
                                                         -------    -------   -------   -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...................     (.34)      (.35)     (.35)     (.56)    (.68)
Distributions from net realized gain on investment
  transactions.........................................     (.36)      (.10)      -0-       -0-      -0-
                                                         -------    -------   -------   -------   ------
Total dividends and distributions......................     (.70)      (.45)     (.35)     (.56)    (.68)
                                                         -------    -------   -------   -------   ------
Net asset value, end of period.........................  $ 12.18    $ 12.47    $12.47   $ 11.94   $11.64
                                                         =======    =======   =======   =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)....     3.52%      3.61%     7.54%     7.60%   10.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..............  $25,744    $21,982   $10,602   $ 7,031   $3,627
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements........      .93%      1.03%     1.07%     1.14%    1.20%
    Expenses, before waivers and reimbursements........     1.03%      1.03%     1.07%     1.14%    1.20%
    Net investment income..............................     2.19%(a)   1.89%     3.25%     4.61%    5.67%
Portfolio turnover rate................................      662%       748%      551%      259%     236%


------------
See footnotes on pages 130-131.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO



                                                                 YEAR ENDED         JULY 22,
                                                                DECEMBER 31,       2002(f) TO
                                                              -----------------   DECEMBER 31,
                                                               2004       2003        2002
                                                              -------    ------   ------------
Net asset value, beginning of period........................  $  7.91    $ 6.84      $ 6.45
                                                              -------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................      .58(a)    .52         .15(a)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................     (.02)      .97         .24
                                                              -------    ------      ------
Net increase in net asset value from operations.............      .56      1.49         .39
                                                              -------    ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................     (.52)     (.42)        -0-
                                                              -------    ------      ------
Net asset value, end of period..............................  $  7.95    $ 7.91      $ 6.84
                                                              =======    ======      ======
TOTAL RETURN
Total investment return based on net asset value(c).........     7.62%    22.24%       6.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $12,558    $7,962      $  366
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.30%     1.70%       1.42%(g)
    Expenses, before waivers and reimbursements.............     1.47%     1.70%       1.63%(g)
    Net investment income...................................     7.51%(a)  7.19%       8.39%(a)(g)
Portfolio turnover rate.....................................       80%      105%         83%


                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


                                                                YEAR ENDED            OCTOBER 26,
                                                               DECEMBER 31,            2001(f) TO
                                                       ----------------------------   DECEMBER 31,
                                                        2004       2003      2002       2001(e)
                                                       -------    -------   -------   ------------
Net asset value, beginning of period.................  $ 17.69    $ 15.27   $ 17.65      $17.56
                                                       -------    -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d).............................      .43(a)     .36       .39         .06
Net realized and unrealized gain (loss) on investment
  transactions.......................................     1.10       2.48     (2.27)        .03
                                                       -------    -------   -------      ------
Net increase (decrease) in net asset value from
  operations.........................................     1.53       2.84     (1.88)        .09
                                                       -------    -------   -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.................     (.39)      (.42)     (.31)        -0-
Distributions from net realized gain on investment
  transactions.......................................      -0-        -0-      (.19)        -0-
                                                       -------    -------   -------      ------
Total dividends and distributions....................     (.39)      (.42)     (.50)        -0-
                                                       -------    -------   -------      ------
Net asset value, end of period.......................  $ 18.83    $ 17.69   $ 15.27      $17.65
                                                       =======    =======   =======      ======
TOTAL RETURN
Total investment return based on net asset
  value(c)...........................................     8.79%     18.78%   (10.80)%       .51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)............  $45,047    $23,417   $ 3,302      $1,570
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements......      .96%      1.05%     1.05%       1.00%(g)
    Expenses, before waivers and reimbursements......     1.01%      1.05%     1.05%       1.00%(g)
    Net investment income............................     2.35%(a)   2.29%     2.51%       1.80%(g)
Portfolio turnover rate..............................       60%        81%       57%         71%


------------
See footnotes on pages 130-131.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


                                                                                                 OCTOBER 26,
                                                                  YEAR ENDED DECEMBER 31,         2001(f) TO
                                                                ---------------------------      DECEMBER 31,
                                                                 2004      2003      2002            2001
                                                                ------    ------    -------      ------------
Net asset value, beginning of period........................    $12.93    $ 9.87    $ 11.68         $11.31
                                                                ------    ------    -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).............................       .05(a)   (.02)      (.03)(a)       (.02)(a)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................      2.20      3.09      (1.78)           .39
Contribution from Adviser...................................       -0-       -0-        -0-            -0-
                                                                ------    ------    -------         ------
Net increase (decrease) in net asset value from
  operations................................................      2.25      3.07      (1.81)           .37
                                                                ------    ------    -------         ------
LESS: DIVIDENDS
Dividends from net investment income........................      (.03)     (.01)       -0-            -0-
                                                                ------    ------    -------         ------
Net asset value, end of period..............................    $15.15    $12.93    $  9.87         $11.68
                                                                ======    ======    =======         ======
TOTAL RETURN
Total investment return based on net asset value(c).........     17.41%    31.11%    (15.50)%         3.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $7,065    $2,766    $   467         $  413
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............      1.56%     2.05%      1.63%          1.20%(g)
    Expenses, before waivers and reimbursements.............      1.73%     2.05%      1.92%          2.26%(g)
    Net investment income (loss)............................       .35(a)   (.17)%     (.25)%(a)      (.88)%(a)(g)
Portfolio turnover rate.....................................       128%       96%        70%            56%


                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------
                                                           2004        2003       2002     2001(e)     2000
                                                          -------     -------    ------    -------    ------
Net asset value, beginning of period...................   $ 13.40     $ 12.54    $10.86    $10.92     $11.23
                                                          -------     -------    ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)...............................       .22(a)      .21       .22       .32        .41(a)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions....................       .91        1.41      1.57      (.38)      (.31)
                                                          -------     -------    ------    ------     ------
Net increase (decrease) in net asset value from
  operations...........................................      1.13        1.62      1.79      (.06)       .10
                                                          -------     -------    ------    ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...................      (.75)       (.76)     (.11)      -0-       (.41)
Distributions from net realized gain on investment
  transactions.........................................      (.27)        -0-       -0-       -0-        -0-
                                                          -------     -------    ------    ------     ------
Total dividends and distributions......................     (1.02)       (.76)     (.11)      -0-       (.41)
                                                          -------     -------    ------    ------     ------
Net asset value, end of period.........................   $ 13.51     $ 13.40    $12.54    $10.86     $10.92
                                                          =======     =======    ======    ======     ======
TOTAL RETURN
Total investment return based on net asset value(c)....      9.33%      13.08%    16.59%     (.55)%      .98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..............   $13,997     $11,399    $8,507    $7,150     $6,145
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements........      1.13%       1.40%     1.42%     1.32%      1.31%
    Expenses, before waivers and reimbursements........      1.27%       1.40%     1.42%     1.32%      1.35%
    Net investment income..............................      1.72%(a)    1.66%     1.92%     3.00%      3.82%(a)
Portfolio turnover rate................................       107%        197%      220%      101%       372%


------------
See footnotes on pages 130-131.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



                                                                YEAR ENDED        JULY 22,
                                                               DECEMBER 31,      2002(f) TO
                                                              ---------------   DECEMBER 31,
                                                               2004     2003        2002
                                                              ------   ------   ------------
Net asset value, beginning of period........................  $13.01   $12.67      $12.04
                                                              ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................     .62(a)    .57        .42(a)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................    (.06)     .36         .21
                                                              ------   ------      ------
Net increase in net asset value from operations.............     .56      .93         .63
                                                              ------   ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................    (.67)    (.59)        -0-
                                                              ------   ------      ------
Net asset value, end of period..............................  $12.90   $13.01      $12.67
                                                              ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(c).........    4.67%    7.18%       5.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $9,393   $5,698      $  236
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............    1.27%    1.30%       1.36%(g)
    Expenses, before waivers and reimbursements.............    1.37%    1.30%       1.48%(g)
    Expenses, excluding interest expense....................    1.24%    1.30%       1.36%(g)
    Net investment income...................................    4.88%(a) 4.42%       4.72%(a)(g)
Portfolio turnover rate.....................................      69%      73%         60%


              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


                                                                 YEAR ENDED         JULY 22,
                                                                DECEMBER 31,       2002(f) TO
                                                              -----------------   DECEMBER 31,
                                                              2004(h)     2003        2002
                                                              --------   ------   ------------
Net asset value, beginning of period........................   $14.51    $11.42      $10.20
                                                               ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................      .82(a)    .88         .35(a)
Net realized and unrealized gain on investment
  transactions..............................................      .45      2.89         .87
                                                               ------    ------      ------
Net increase in net asset value from operations.............     1.27      3.77        1.22
                                                               ------    ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................    (1.04)     (.68)        -0-
                                                               ------    ------      ------
Net asset value, end of period..............................   $14.74    $14.51      $11.42
                                                               ======    ======      ======
TOTAL RETURN
Total investment return based on net asset value(c).........     9.81%    33.34%      11.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................   $4,979    $3,162      $  226
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     2.07%     2.14%       1.63%(g)
    Expenses, before waivers and reimbursements.............     2.24%     2.14%       1.99%(g)
    Expenses, before waivers and reimbursements excluding
      interest expense......................................     2.23%     2.12%       1.99%(g)
    Net investment income...................................     5.74%(a)  6.67%       9.12%(a)(g)
Portfolio turnover rate.....................................      188%      150%        142%


------------

See footnotes on pages 130-131.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


                                                                YEAR ENDED        JULY 22,
                                                               DECEMBER 31,      2002(f) TO
                                                              ---------------   DECEMBER 31,
                                                               2004     2003        2002
                                                              ------   ------   ------------
Net asset value, beginning of period........................  $14.92   $12.86      $11.40
                                                              ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................     .38(a)    .28        .07
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................    3.13     2.21        1.39
                                                              ------   ------      ------
Net increase in net asset value from operations.............    3.51     2.49        1.46
                                                              ------   ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................    (.33)    (.43)        -0-
                                                              ------   ------      ------
Net asset value, end of period..............................  $18.10   $14.92      $12.86
                                                              ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(c).........   24.01%   19.64%      12.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $6,517   $2,802      $   39
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............    1.30%    1.73%       1.45%(g)
    Expenses, before waiver and reimbursements..............    1.43%    1.73%       1.45%(g)
    Net investment income...................................    2.41%(a) 2.07%       1.92%(g)
Portfolio turnover rate.....................................      48%      76%         90%


                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------
                                                    2004       2003       2002       2001       2000
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of period............  $  15.76   $  11.70   $  16.31   $  24.99   $  33.54
                                                  --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).................      (.11)      (.09)      (.09)      (.11)       .04
Net realized and unrealized gain (loss) on
  investment transactions.......................      2.40       4.15      (4.52)     (5.44)     (5.39)
                                                  --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations....................................      2.29       4.06      (4.61)     (5.55)     (5.35)
                                                  --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income............       -0-        -0-        -0-       (.04)      (.01)
Distributions from net realized gain on
  investment transactions.......................       -0-        -0-        -0-      (1.85)     (3.19)
Distributions in excess of net realized gain on
  investment transactions.......................       -0-        -0-        -0-      (1.23)       -0-
Return of capital...............................       -0-        -0-        -0-       (.01)       -0-
                                                  --------   --------   --------   --------   --------
Total dividends and distributions...............       -0-        -0-        -0-      (3.13)     (3.20)
                                                  --------   --------   --------   --------   --------
Net asset value, end of period..................  $  18.05   $  15.76   $  11.70   $  16.31   $  24.99
                                                  ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c)......................................     14.53%     34.70%    (28.26)%   (23.65)%   (17.75)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).......  $152,899   $120,460   $ 71,724   $ 94,215   $ 54,127
Ratio to average net assets of:
    Expenses....................................      1.13%      1.14%      1.13%      1.11%      1.08%
    Net investment income (loss)................      (.68)%     (.68)%     (.69)%     (.59)%      .13%
Portfolio turnover rate.........................        56%        49%        38%       104%        58%


------------

See footnotes on pages 130-131.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


                                                                                                      JULY 5,
                                                                YEAR ENDED DECEMBER 31,              2000(f) TO
                                                        ---------------------------------------     DECEMBER 31,
                                                         2004       2003      2002       2001           2000
                                                        -------    ------    ------     -------     ------------
Net asset value, beginning of period................    $ 16.24    $11.47    $12.17     $ 15.62       $ 19.09
                                                        -------    ------    ------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).....................        .07(a)    .02       .03(a)      .10(a)       (.04)(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions......       3.82      4.88      (.53)      (2.71)        (3.43)
                                                        -------    ------    ------     -------       -------
Net increase (decrease) in net asset value from
  operations........................................       3.89      4.90      (.50)      (2.61)        (3.47)
                                                        -------    ------    ------     -------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................       (.02)     (.13)     (.20)       (.03)          -0-
Distributions from net realized gain on investment
  transactions......................................        -0-       -0-       -0-        (.81)          -0-
                                                        -------    ------    ------     -------       -------
Total dividends and distributions...................       (.02)     (.13)     (.20)       (.84)          -0-
                                                        -------    ------    ------     -------       -------
Net asset value, end of period......................    $ 20.11    $16.24    $11.47     $ 12.17       $ 15.62
                                                        =======    ======    ======     =======       =======
TOTAL RETURN
Total investment return based on net asset
  value(c)..........................................      23.97%    43.07%    (4.26)%    (17.28)%      (18.43)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........    $14,501    $7,376    $3,609     $ 1,092       $   238
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....       1.90%     2.41%     1.79%       1.19%         1.20%(g)
    Expenses, before waivers and reimbursements.....       2.06%     2.41%     2.23%       1.93%         1.80%(g)
    Net investment income (loss)....................        .41(a)    .13%      .28%(a)     .80%(a)      (.26)%(a)(g)
Portfolio turnover rate.............................         60%       44%       46%         35%           65%



                 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                         2004         2003       2002        2001        2000
                                                       --------     --------    -------    --------    --------
Net asset value, beginning of period...............    $  14.35     $   9.98    $ 17.15    $  24.90    $  33.61
                                                       --------     --------    -------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).............................        (.07)(a)     (.14)      (.16)       (.17)       (.21)(a)
Net realized and unrealized gain (loss) on
  investment transactions..........................         .80         4.51      (7.01)      (5.91)      (6.38)
                                                       --------     --------    -------    --------    --------
Net increase (decrease) in net asset value from
  operations.......................................         .73         4.37      (7.17)      (6.08)      (6.59)
                                                       --------     --------    -------    --------    --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
  transactions.....................................         -0-          -0-        -0-        (.11)      (2.12)
Distributions in excess of net realized gain on
  investment transactions..........................         -0-          -0-        -0-       (1.56)        -0-
                                                       --------     --------    -------    --------    --------
Total distributions................................         -0-          -0-        -0-       (1.67)      (2.12)
                                                       --------     --------    -------    --------    --------
Net asset value, end of period.....................    $  15.08     $  14.35    $  9.98    $  17.15    $  24.90
                                                       ========     ========    =======    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(c).........................................        5.09%       43.79%    (41.81)%    (25.45)%    (21.68)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..........    $164,721     $187,319    $99,528    $179,076    $178,768
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements....        1.13%        1.37%      1.46%       1.33%       1.31%
    Expenses, before waivers and reimbursements....        1.31%        1.37%      1.46%       1.33%       1.33%
    Net investment loss............................        (.47)(a)    (1.11)%    (1.27)%      (.92)%      (.66)%(a)
Portfolio turnover rate............................          86%          90%        68%         40%         61%


------------
See footnotes on pages 130-131.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                                                YEAR ENDED DECEMBER 31,                AUGUST 11, 2000(f)
                                     ----------------------------------------------     TO DECEMBER 31,
                                      2004         2003         2002         2001             2000
                                     -------      -------      -------      -------    ------------------
Net asset value, beginning of
  period.........................    $ 10.08      $  6.78      $  9.98      $ 11.82          $13.00
                                     -------      -------      -------      -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)...........       (.12)(a)     (.11)        (.09)(a)     (.09)(a)         (.03)(a)
Net realized and unrealized gain
  (loss) on investment
  transactions...................       1.57         3.41        (3.11)       (1.40)          (1.15)
                                     -------      -------      -------      -------          ------
Net increase (decrease) in net
  asset value from operations....       1.45         3.30        (3.20)       (1.49)          (1.18)
                                     -------      -------      -------      -------          ------
LESS: DIVIDENDS
Distributions from net realized
  gain on investment
  transactions...................        -0-          -0-          -0-         (.26)            -0-
Distributions in excess of net
  realized gain on investment
  transactions...................        -0-          -0-          -0-         (.09)            -0-
                                     -------      -------      -------      -------          ------
Total distributions..............        -0-          -0-          -0-         (.35)            -0-
                                     -------      -------      -------      -------          ------
Net asset value, end of period...    $ 11.53      $ 10.08      $  6.78      $  9.98          $11.82
                                     =======      =======      =======      =======          ======
TOTAL RETURN
Total investment return based on
  net asset value(c).............      14.39%       48.67%      (32.06)%     (12.86)%         (8.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).......................    $24,448      $15,846      $ 5,101      $ 6,835          $  435
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............       1.40%        1.61%        1.37%        1.20%           1.20%(g)
    Expenses, before waivers and
      reimbursements.............       1.56%        1.61%        1.51%        1.43%           1.41%(g)
    Net investment loss..........      (1.19)%(a)   (1.37)%      (1.10)%(a)    (.98)%(a)       (.69)%(a)(g)
Portfolio turnover rate..........         92%         129%         111%         113%            178%


               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


                                                                                           APRIL 24,
                                                          YEAR ENDED DECEMBER 31,          2001(f) TO
                                                     ---------------------------------    DECEMBER 31,
                                                      2004         2003         2002          2001
                                                     -------      -------      -------    ------------
Net asset value, beginning of period.............    $ 15.55      $ 11.48      $ 11.49       $10.46
                                                     -------      -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d).........................        .34(a)       .43          .40(a)       .31(a)
Net realized and unrealized gain (loss) on
  investment transactions........................       5.03         3.98         (.11)        1.11
                                                     -------      -------      -------       ------
Net increase in net asset value from
  operations.....................................       5.37         4.41          .29         1.42
                                                     -------      -------      -------       ------
LESS: DIVIDENDS
Dividends from net investment income.............       (.38)        (.34)        (.30)        (.39)
                                                     -------      -------      -------       ------
Net asset value, end of period...................    $ 20.54      $ 15.55      $ 11.48       $11.49
                                                     =======      =======      =======       ======
TOTAL RETURN
Total investment return based on net asset
  value(c).......................................      35.28%       39.02%        2.31%       13.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........    $67,457      $43,919      $16,626       $5,603
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................       1.02%        1.49%        1.31%        1.20%(g)
    Expenses, before waivers and
      reimbursements.............................       1.24%        1.49%        1.52%        1.84%(g)
    Net investment income........................       2.02%(a)     3.22%        3.43%(a)     4.40%(a)(g)
Portfolio turnover rate..........................         35%          23%          31%          33%


------------
See footnotes on pages 130-131.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO



                                                                                            MAY 10,
                                                             YEAR ENDED DECEMBER 31,       2001(f) TO
                                                          -----------------------------   DECEMBER 31,
                                                            2004       2003      2002         2001
                                                          --------   --------   -------   ------------
Net asset value, beginning of period....................  $  13.39   $   9.33   $  9.87      $10.25
                                                          --------   --------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).............................       .15        .08       .08         .01
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions.....................      3.16       4.01      (.61)       (.39)
                                                          --------   --------   -------      ------
Net increase (decrease) in net asset value from
  operations............................................      3.31       4.09      (.53)       (.38)
                                                          --------   --------   -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.06)      (.03)     (.01)        -0-
Distributions from net realized gain on investment
  transactions..........................................      (.03)       -0-       -0-         -0-
                                                          --------   --------   -------      ------
Total dividends and distributions.......................      (.09)      (.03)     (.01)        -0-
                                                          --------   --------   -------      ------
Net asset value, end of period..........................  $  16.61   $  13.39   $  9.33      $ 9.87
                                                          ========   ========   =======      ======
TOTAL RETURN
Total investment return based on net asset value(c).....     24.86%     43.95%    (5.36)%     (3.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $284,443   $112,336   $26,133      $1,828
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.........      1.20%      1.45%     1.44%       1.20%(g)
    Expenses, before waivers and reimbursements.........      1.38%      1.74%     2.47%       9.31%(g)
    Net investment income(a)............................      1.07%       .38%      .86%        .17%(g)
Portfolio turnover rate.................................        23%        14%       19%         22%



                ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO



                                                                                            MAY 1,
                                                            YEAR ENDED DECEMBER 31,       2001(i) TO
                                                          ----------------------------   DECEMBER 31,
                                                            2004      2003      2002         2001
                                                          --------   -------   -------   ------------
Net asset value, beginning of period....................  $  14.46   $ 10.46   $ 11.20      $10.00
                                                          --------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).............................       .11       .01       .08         .11
Net realized and unrealized gain (loss) on investment
  transactions..........................................      2.59      4.22      (.79)       1.09
                                                          --------   -------   -------      ------
Net increase (decrease) in net asset value from
  operations............................................      2.70      4.23      (.71)       1.20
                                                          --------   -------   -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.01)     (.06)     (.02)        -0-
Distributions from net realized gain on investment
  transactions..........................................      (.36)     (.17)     (.01)        -0-
                                                          --------   -------   -------      ------
Total dividends and distributions.......................      (.37)     (.23)     (.03)        -0-
                                                          --------   -------   -------      ------
Net asset value, end of period..........................  $  16.79   $ 14.46   $ 10.46      $11.20
                                                          ========   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(c).....     19.08%    40.89%    (6.37)%     12.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $142,516   $82,954   $22,832      $  346
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.........      1.12%     1.45%     1.43%       1.20%(g)
    Expenses, before waivers and reimbursements.........      1.34%     1.53%     1.70%       3.17%(g)
    Net investment income(a)............................       .75%      .05%      .74%       2.17%(g)
Portfolio turnover rate.................................        30%       21%       28%         12%


------------
See footnotes on pages 130-131.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO



                                                                                             MAY 1,
                                                             YEAR ENDED DECEMBER 31,       2001(i) TO
                                                          -----------------------------   DECEMBER 31,
                                                            2004       2003      2002         2001
                                                          --------   --------   -------   ------------
Net asset value, beginning of period....................  $  11.16   $   8.75   $ 10.07     $ 10.00
                                                          --------   --------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).............................       .17        .12       .12         .08
Net realized and unrealized gain (loss) on investment
  transactions..........................................      1.31       2.36     (1.42)       (.01)
                                                          --------   --------   -------     -------
Net increase (decrease) in net asset value from
  operations............................................      1.48       2.48     (1.30)        .07
                                                          --------   --------   -------     -------
LESS: DIVIDENDS
Dividends from net investment income....................      (.10)      (.07)     (.02)        -0-
                                                          --------   --------   -------     -------
Net asset value, end of period..........................  $  12.54   $  11.16   $  8.75     $ 10.07
                                                          ========   ========   =======     =======
TOTAL RETURN
Total investment return based on net asset value(c).....     13.37%     28.46%   (12.95)%       .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $151,793   $117,561   $68,366     $27,286
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.........       .97%      1.24%     1.21%       1.20%(g)
    Expenses, before waivers and reimbursements.........      1.15%      1.33%     1.43%       2.47%(g)
    Net investment income(a)............................      1.45%      1.29%     1.27%       1.29%(g)
Portfolio turnover rate.................................        27%        27%       12%          4%


            ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


                                                                                   MAY 2,
                                                                 YEAR ENDED      2003(i) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2004            2003
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 10.90          $10.00
                                                                  -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).................................          .04             .01
Net realized and unrealized gain on investment
  transactions..............................................          .96             .89
                                                                  -------          ------
Net increase in net asset value from operations.............         1.00             .90
                                                                  -------          ------
LESS: DIVIDENDS
Dividends from net investment income........................         (.01)            -0-
                                                                  -------          ------
Net asset value, end of period..............................      $ 11.89          $10.90
                                                                  =======          ======
TOTAL RETURN
Total investment return based on net asset value(c).........         9.16%           9.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $15,485          $6,600
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.45%           1.43%(g)
    Expenses, before waivers and reimbursements.............         2.95%           8.25%(g)
    Net investment income(a)................................          .37%            .27%(g)
Portfolio turnover rate.....................................           42%             13%


------------

See footnotes on pages 130-131.

            ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO



                                                                  JULY 1,
                                                                 2004(i) TO
                                                                DECEMBER 31,
                                                                    2004
                                                                ------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).................................          .03
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................          .64
                                                                  -------
Net increase in net asset value from operations.............          .67
                                                                  -------
Net asset value, end of period..............................      $ 10.67
                                                                  =======
TOTAL RETURN
Total investment return based on net asset value(c).........         6.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $10,416
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(g)..........         1.45%
    Expenses, before waivers and reimbursements(g)..........         4.78%
    Net investment income(a)(g).............................          .71%
Portfolio turnover rate.....................................           14%



              ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO



                                                                  JULY 1,
                                                                 2004(i) TO
                                                                DECEMBER 31,
                                                                    2004
                                                                ------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d).................................          .06
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................          .61
                                                                  -------
Net increase in net asset value from operations.............          .67
                                                                  -------
Net asset value, end of period..............................      $ 10.67
                                                                  =======
TOTAL RETURN
Total investment return based on net asset value(c).........         6.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $17,866
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(g)..........         1.45%
    Expenses, before waivers and reimbursements(g)..........         3.34%
    Net investment income(a)(g).............................         1.49%
Portfolio turnover rate.....................................           44%


------------
Footnotes:

(a)  Net of expenses reimbursed or waived by the Adviser.


(b)  Amount is less than $.01 per share.


(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Based on average shares outstanding.



(e) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class B shares was as follows for the Portfolios included below:



                                                    INCREASE
                                                 (DECREASE) IN
                                                  NET REALIZED
                                 DECREASE IN     AND UNREALIZED
                                NET INVESTMENT   GAIN (LOSS) ON    DECREASE IN RATIO OF NET INVESTMENT
                                  INCOME PER      INVESTMENTS         INCOME TO AVERAGE NET ASSETS
                                    SHARE          PER SHARE      -------------------------------------
                                --------------   --------------         FROM:                TO:
AllianceBernstein Total
  Return......................      ($0.02)          $0.02               2.41%               1.80%
AllianceBernstein Global
  Bond........................      ($0.04)          $0.04               3.39%               3.00%
AllianceBernstein U.S./
  Government High Grade.......      ($0.03)          $0.03               4.86%               4.61%



(f)  Commencement of distribution.



(g)  Annualized.



(h)As of November 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.



(i) Commencement of operations.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,

                               MEXICO AND BRAZIL


GENERAL INFORMATION ABOUT THE UNITED KINGDOM


    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.83 in 2004.



    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4814.3 at the end of 2004.



    The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.



    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 408 of the 659 seats in the House of Commons.


GENERAL INFORMATION ABOUT JAPAN


    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Since 1995, there have been periods during which the Japanese Yen has generally depreciated, and periods during which it has generally appreciated, against the U.S. Dollar. The Japanese government has in the past intervened in the currency markets to moderate the Yen's appreciation during periods of high volatility. There is no assurance that the government will do so in the future.



    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. The TOPIX continued to decline each year thereafter, with the exception of 1999, until 2003, when it closed at 1043.69 at year-end, up approximately 25% from the end of 2002. The TOPIX closed at 1149.63 at the end of 2004.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.



    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. Since the early 1990s, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Although problems remain, the condition of Japan's banking sector has begun to improve.


GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.


    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.



    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On March 16, 2005, the Canadian Dollar-U.S. Dollar exchange rate was 1.2038:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.


    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.7% in 2002 and 1.3% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 4.0% annual rate in 2003. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue these initiatives.



    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There was relatively little change in the Peso-Dollar exchange rate between 1999 and 2001, but beginning in 2002, the Peso-Dollar exchange rate began to decrease. The average Peso-Dollar exchange rate in 2004 was approximately 20% lower than the average Peso-Dollar exchange rate in 2002.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect a Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.



GENERAL INFORMATION ABOUT BRAZIL



    The Federative Republic of Brazil ("Brazil") is a federal republic with 26 states and a federal district. Brazil's 1988 constitution grants broad powers to the federal government, which consists of the executive, legislative and judicial branches. Fifteen political parties are currently represented in Congress. Because of mandatory revenue allocation to states and municipalities provided for in the 1988 constitution, the governors and mayors of Brazil have considerable powers.



    Brazil has vast agricultural resources, which are well diversified. Agriculture accounts for 9% of Brazil's gross domestic product and about 40% of Brazil's exports, and employs about 20% of the labor force. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for one-third of Brazil's gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services industry, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.



    Brazil's economy, which is Latin America's largest, is highly diversified, with wide variations in levels of development. Most large industry is concentrated in the south, with the northeast being the poorest region. In 2002, the economy was under stress due to election uncertainties, a decrease in direct foreign investment and the depreciation of Brazil's currency. Brazil has also experienced a large level of public debt, but has benefited from a $30 billion International Monetary Fund program. In addition, President Luiz Inacio Lula da Silva, who was elected in 2002, has instituted strong fiscal and monetary policies. Brazil recorded real gross domestic product growth of 1.7% in 2001 and 1.5% in 2002. Brazil's gross domestic product contracted by 0.2% in 2003. In the first and second quarters of 2004, Brazil's gross domestic product grew by 2.7% and 5.7%, respectively, compared to the same quarters of 2003.



    In the mid-1990s, Brazil embarked on a series of successful programs to stabilize its economy and to address historically high inflation rates. Among other things, these programs opened up the economy to greater private sector participation, including foreign investors. Market opening and economic stabilization have significantly enhanced Brazil's growth prospects.



    Brazil successfully shifted from an essentially fixed exchange rate regime to a floating exchange rate regime in January 1999. Following the float in 1999, Brazil's currency, the Real, fell approximately 50% but subsequently stabilized. The Brazilian Real/U.S. Dollar exchange rate at the end of 2004 was R2.93, compared to R3.08 at the end of 2003 and R2.92 at the end of 2002.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.AllianceBernstein.com.


File No: 811-05398

[LOGO]                                       ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                                                  SERIES FUND, INC.

--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 2, 2005

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 2, 2005 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2004 are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                            PAGE

Introduction................................................................
Investment Policies and
Restrictions................................................................
AllianceBernstein Money Market Portfolio....................................
AllianceBernstein Large Cap Growth Portfolio................................
AllianceBernstein Growth and Income Portfolio...............................
AllianceBernstein U.S. Government/High Grade
    Securities Portfolio....................................................
AllianceBernstein High Yield Portfolio......................................
AllianceBernstein Total Return Portfolio....................................
AllianceBernstein International Portfolio...................................
AllianceBernstein Global Bond Portfolio.....................................
AllianceBernstein Americas Government Income Portfolio......................
AllianceBernstein Global Dollar Government Portfolio........................
AllianceBernstein Utility Income Portfolio
AllianceBernstein Growth Portfolio
AllianceBernstein Worldwide Privatization Portfolio.........................
AllianceBernstein Global Technology Portfolio...............................
AllianceBernstein Small Cap Growth Portfolio................................
AllianceBernstein Real Estate Investment Portfolio..........................
AllianceBernstein International Value Portfolio.............................
AllianceBernstein Small/Mid Cap Value Portfolio.............................
AllianceBernstein Value Portfolio...........................................
AllianceBernstein U.S. Large Cap Blended Style Portfolio....................
AllianceBernstein Wealth Appreciation Strategy Portfolio....................
AllianceBernstein Balanced Wealth Strategy Portfolio........................
AllianceBernstein Global Research Growth Portfolio..........................
Description of Investment Practices and Other Investment Policies...........
Management of the Fund......................................................
Purchase and Redemption of Shares...........................................
Net Asset Value.............................................................
Portfolio Transactions......................................................
Dividends, Distributions and Taxes..........................................
General Information.........................................................
Financial Statements and Report of Independent Registered
    Public Accounting Firm..................................................
Appendix A - Description of Obligations Issued
    or Guaranteed by U.S. Government Agencies
    or Instrumentalities....................................................A-1
Appendix B - Futures Contracts and Options on
    Futures Contracts and Foreign Currencies................................B-1
Appendix C - Options........................................................C-1
Appendix D - Additional Information About the United Kingdom,
    Japan, Canada, Mexico and Brazil........................................D-1
Appendix E - Statement of Policies and Procedures...........................
    For Voting Proxies......................................................E-1

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SM:  This is a service mark used under license from the owner.

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                                  INTRODUCTION

--------------------------------------------------------------------------------

          The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, which have differing investment objectives and policies. The Fund currently has twenty-three Portfolios, all of which are described in this SAI. All of the Portfolios are diversified, except for AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Americas Government Income Portfolio.

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                      INVESTMENT POLICIES AND RESTRICTIONS

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          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectuses. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval for the affected Portfolio; however, shareholders will be notified prior to a material change in such policies. The term "shareholder approval" generally means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of each Portfolio's investment policies, see the Portfolio's Prospectuses.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          General. The Portfolio may make the following investments diversified by maturities and issuers:

          1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

          2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

          3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Portfolio's Prospectuses.

          4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

          For additional information regarding certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, variable notes and repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements.

          Liquid Restricted Securities. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by Alliance Capital Management L.P. (the "Adviser" or "Alliance") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. See "Description of Investment Practices and Other Investment Policies - Illiquid Securities," below, for additional information on restricted securities.

          Money Market Requirements. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. The Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

          The Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

          Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.

          Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) 5% of its total assets in second tier securities.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

          9. make investments for the purpose of exercising control;

          10. purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

          11. invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

          12. make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;


          13. purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or


          14. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.


          As a matter of non-fundamental policy, the Portfolio will not underwrite securities issued by other persons or make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Restricted Securities. The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. See "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion on restricted securities and securities with legal or contractual restrictions on resale.

          Special Situations. The Portfolio may invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may not sell securities short, except that it may make short sales against the box. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option.

          The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

          For further information about options, see "Description of Investment Practices and Other Investment Policies," below, as well as Appendix C.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or as permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. write put options;

          9. make investments for the purpose of exercising control;

          10. except as permitted in connection with short sales of securities against the box described under the heading "Short Sales" above, make short sales of securities;

          11. buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities;


          12. buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts; or


          13. issue senior securities except as permitted under the 1940 Act and interpretations thereunder.


          As a matter of non-fundamental policy, the Portfolio may not underwrite securities issued by other persons or make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          General. The Portfolio may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

          The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

          It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

          Options. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. For a discussion of options, see "Description of Investment Practices and Other Investment Policies," below, and Appendix C.

          Investment Restrictions. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. purchase the securities of any other investment company except in a regular transaction on the open market;

          9. purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;


          10. invest in the securities of any company for the purpose of exercising control of management; or


          11. issue senior securities except as permitted under the 1940 Act and interpretations thereunder.


          As a matter of non-fundamental policy, the Portfolio may not make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          General. The Portfolio is subject to the diversification requirements imposed by the United States Internal Revenue Code of 1986, as amended (the "Code"), which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For purposes of this test,
(i) all securities of the same issuer are treated as a single investment, and
(ii) in the case of securities issued or guaranteed by the United States or an agency or instrumentality of the United States, each government agency or instrumentality is considered a separate issuer. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements. See "Description of Investment Practices and Other Investment Policies," below, for a discussion of the various types of U.S. Government Securities available for investment, as well as Appendix A for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.


          U.S. Government Securities. The Portfolio may invest in U.S. Treasury obligations, U.S. Treasury bills, U.S. Treasury bonds, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including U.S. Government guaranteed mortgage-related securities, such as GNMA Certificates, FHML securities, FNMA securities and zero coupon Treasury securities. For a general discussion on these types of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

          High Grade Debt Securities. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

          1. debt securities which are rated AAA, AA, or A by S&P or Fitch or Aaa, Aa or A by Moody's;

          2. obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

          3. commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by Moody's; and

          4. bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

          Investment in High Grade Debt Securities. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors that are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

          Restricted Securities. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Description of Investment Practices and Other Investment Policies," below, for a more detailed discussion of securities with legal or contractual restrictions on resale.


          Other Securities. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 20% of its net assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and
(iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A in the Portfolio's Prospectuses for a description of corporate debt ratings.

          Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. For additional information about CMOs, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Options on U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value ("NAV"), the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. The Portfolio intends to write call options for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

          For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies -- Options," below. For additional information on the use, risks and costs of options, see Appendix C.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

          The Portfolio enters into futures contracts which are based on U.S. Government Securities, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

          In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

          For a general discussion of futures contracts and options on futures contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of future contracts and options on future contracts, see Appendix B.

          Lending of Portfolio Securities. In order to increase income, the Portfolio may from time to time lend its portfolio securities. The Portfolio will not lend its securities in excess of 30% of the value of its total assets. See "Description of Investment Practices and Other Investment Policies," below, for a discussion on this practice.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. No when-issued transactions or forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on when-issued securities and forward commitments.

          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swap, cap or floor transactions for hedging purposes. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. The Adviser does not intend to use these transactions in a speculative manner. For a general discussion on interest rate transactions, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in U.S. Government or high-grade (AAA, AA or A, or Aaa, Aa or A) securities, or (ii) more than 20% of its net assets in investment grade corporate debt securities. For a general discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. participate on a joint or joint and several basis in any securities trading account;

          9. invest in companies for the purpose of exercising control;

          10. issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes or loans of portfolio securities;

          11. sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

          12. invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

          13. invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

          14. invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

               (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

               (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P;

               (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

          15. purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

          16. purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

          17. purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

          As a matter of non-fundamental policy, the Portfolio may not underwrite securities issued by other persons or make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          Fixed-Income Securities. The Portfolio may invest in fixed-income securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on fixed-income securities.

          Public Utilities. The Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that federal, state or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

          Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on mortgage-related securities.

          Direct Investment in Mortgages. The Portfolio may invest up to 5% of its total assets directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described below in "Description of Investment Practices and Other Investment Policies." They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans.) The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

          Forward Commitments and When-Issued Securities. The Portfolio may purchase or sell securities on a forward commitment basis and may purchase securities offered on a when-issued basis. For a general description of forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below. No forward commitments or when-issued securities will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

          The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its NAV. The Adviser and the Directors of the Fund do not believe that the NAV of the Portfolio will be adversely affected by its purchase of securities on such basis.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the Portfolio's total assets. For a general discussion of futures contracts and options on future contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below, and Appendix B.

          Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, GNMA Certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

          Put and Call Options. The Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see "Description of Investment Practices and Other Investment Policies -- Options," below, as well as Appendix C. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

          Foreign Securities. The Portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For a general discussion of foreign securities and the risks associated with investments in foreign debt securities, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Currency Transactions. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies. For a general discussion of investments in foreign securities and forward currency exchange contracts, including the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

          Restricted Securities. The Portfolio may acquire restricted securities within the limits set forth in the Portfolio's Prospectuses. For a description of such securities including their risks, see "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Portfolio's Prospectuses. For a discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers. See "Description of Investment Practices and Other Investment Policies," below, for a discussion on this practice.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 80% of its net assets in high yield fixed-income securities. For a discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; (illiquid securities purchased by the Portfolio may include (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

          9. act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectuses and above;

          10. engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

          11. invest in companies for the purpose of exercising control of management;

          12. issue any senior securities as defined in the 1940 Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments, or loans of portfolio securities may be considered senior securities);

          13. participate on a joint, or on a joint and several, basis in any trading account in securities;

          14. effect a short sale of any security;

          15. purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

          16. invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

          As a matter of non-fundamental policy, the Portfolio may not make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

          Options. Subject to market conditions, the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "Description of Investment Practices and Other Investment Policies -- Options," below. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

          Foreign Securities. The Portfolio may invest in foreign securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on investments in foreign securities, including risks. See also Appendix B.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. purchase the securities of any other investment company except in a regular transaction in the open market;

          9. retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

          10. invest in other companies for the purpose of exercising control of management;

          11. purchase securities on margin, borrow money, or sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

          12. underwrite securities issued by other persons;

          13. purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act;

          14. purchase or sell commodities or commodity contracts;


          15. issue any securities senior to the capital stock offered hereby;
or


          16. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.


          As a matter of non-fundamental policy, the Portfolio will not purchase or sell real estate and commodities, or make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

          General. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. Ordinarily, the annual portfolio turnover rate will not exceed 100%. In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established international companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

          Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

          The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

          The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

          Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

          Lending of Portfolio Securities. The Portfolio may seek to increase income by lending its portfolio securities. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on this practice.

          Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies -- Rights and Warrants," below.

          Foreign Currency Transactions. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies. For a discussion of investments in foreign securities and forward currency exchange contracts, and the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

          2. acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

          3. invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

          4. borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

          5. mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

          6. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          7. invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

          8. purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

          9. purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

          10. purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward currency exchange contracts;

          11. purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

          12. effect short sales of securities;

          13. act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

          14. purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

          15. invest in companies for the purpose of exercising management or control; or

          16. issue senior securities except as permitted by the 1940 Act.

          As a matter of non-fundamental policy, the Portfolio will not make loans to other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. See "Description of Investment Practices and Other Investment Policies," below, and Appendix A, for a general discussion of U.S. Government Securities.

          Futures Contracts and Options on Futures Contracts. In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

          See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on futures contracts and options on futures contracts. For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing inconsistently with its policy of investing in high-quality debt securities. For a general discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

          2. borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          4. invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

          5. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          6. participate on a joint or joint and several basis in any securities trading account;

          7. invest in companies for the purpose of exercising control;

          8. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

          9. purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies;


          10. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward currency exchange contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or


          11. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.

          In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general description of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.


          U.S. Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in U.S. Government guaranteed mortgage-related securities, including GNMA certificates, FHLMC securities, FNMA securities and zero coupon Treasury securities. For information regarding U.S. Government guaranteed mortgage-related securities, see "Description of Investment Practices and Other Investment Policies," below.

          Canadian Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in Canadian Government Guaranteed Mortgage-Related Securities. See "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below, for a general discussion on these types of securities.

          Illiquid Securities. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. This investment policy may be changed by the vote of the Board of Directors. See "Description of Investment Practices and Other Investment Policies," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into futures contracts and options on futures contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

          For a general discussion of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below, and Appendix B.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on U.S. Government Securities and Foreign Government Securities. The Portfolio may invest in options on U.S. Government Securities, as well as foreign government securities. For information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in investment grade securities, or (ii) more than 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3. For a general discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

          2. borrow money, except (a) the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          4. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          5. participate on a joint or joint and several basis in any securities trading account;

          6. invest in companies for the purpose of exercising control;

          7. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

          8. purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies;


          9. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward currency exchange contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or


          10. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.

          In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

          For additional information about Canada, Mexico and Brazil, see Appendix D.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          General. In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

          Brady Bonds. The Portfolio may invest in Brady Bonds. For a general discussion on Brady Bonds, see "Description of Investment Practices and Other Investment Policies," below.

          Structured Securities and Sovereign Debt Obligations. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          For a discussion of Structured Securities and Sovereign Debt Obligations, see "Description of Investment Practices and Other Investment Policies," below.

          Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

          In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender is interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, or Fitch).

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

          U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, or Fitch), in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. See "Description of Investment Practices and Other Investment Policies - Securities Ratings," below, for a general discussion on securities ratings.

          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Portfolio's Prospectuses under "Other Investment Policies and Techniques -- Interest Rate Transactions." See "Description of Investment Practices and Other Investment Policies," below, for additional information on interest rate transactions.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade). For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options. For additional information on the use, risks and costs of options, see Appendix C.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. See "Description of the Portfolios -- Description of Additional Investment Practices -- Illiquid Securities" in the Portfolio's Prospectuses and "Description of Investment Practices and Other Investment Policies," below, for additional information on privately negotiated options transactions.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies -- Rights and Warrants," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Illiquid Securities. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. This investment policy may be changed by the vote of the Board of Directors. For additional information regarding illiquid securities, see "Description of Investment Practices and Other Investment Policies," below.

          Investment in Closed-End Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

          Sovereign Debt Obligations. The Portfolio may invest in Sovereign Debt Obligations. For a general discussion of investing in Sovereign Debt Obligations and their investment risks, see "Description of Investment Practices and Other Investment Policies -- Structured Securities and Sovereign Debt Obligations," below.

          U.S. Corporate Fixed Income Securities. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 65% of its total assets in sovereign debt obligations or in investments inconsistent with its restrictions on investing in specific countries. For further discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

          2. borrow money, except (a) the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          4. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          5. invest in companies for the purpose of exercising control;

          6. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);


          7. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and
(e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or


          8. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          General. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

          The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

          Convertible Securities. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Portfolio's Prospectuses. For a general discussion of convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants. For a general discussion of rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general description of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          Options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of options, see Appendix C.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.


          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Illiquid Securities. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. This investment policy may be changed by a vote of the Board of Directors. See "Description of Investment Practices and Other Investment Policies," below, for a more detailed discussion of illiquid securities.

          Investment in Closed-End Investment Companies. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

CERTAIN RISK CONSIDERATIONS

          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effect of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

          Investments in Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities. For a general discussion on lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.

          Investment Restrictions. The following restrictions which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

          2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

          3. purchase more than 10% of any class of the voting securities of any one issuer;

          4. borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

          5. purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

          6. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          7. participate on a joint or joint and several basis in any securities trading account;

          8. invest in companies for the purpose of exercising control;

          9. issue any senior security within the meaning of the Act except that the Portfolio may write put and call options or make loans of portfolio securities;

          10. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

          11. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward currency exchange contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). For a general discussion on Rule 144A Securities, see "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below.

          Foreign Securities. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 20% of its total assets in such securities. For additional information on the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.

          Money Market Securities. The Portfolio may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. See "Description of Investment Practices and Other Investment Policies," below, for information on these types of securities.

          Lending of Securities. The Portfolio may seek to increase its income by lending portfolio securities. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Portfolio's total assets. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on this practice.

          Forward Commitments and When-Issued and Delayed Delivery Securities. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. For additional information on when-issued securities and forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. As noted in the Portfolio's Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

          The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The Portfolio also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date.

          For a general discussion on options, including puts and calls, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may write (sell) covered call and put options on securities indices and purchase call and put options on securities indices. The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. For additional information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures and Options on Futures Contracts. The Portfolio may enter into stock futures contracts and may enter into foreign currency futures contracts. Such investment strategies will be used as a hedge and not for speculation. For further information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below, and Appendix B.

          Forward Currency Exchange Contracts. The Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes. For a general discussion of forward currency exchange contracts and their uses, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Forward Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For additional information about options on foreign currencies and the risks involved, see "Description of Investment Practices and Other Investment Policies," below. The Portfolio may also write options on foreign currencies to increase return.

          Restrictions on the Use of Futures and Option Contracts. The Portfolio has adopted the restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options, if as a result, more than 10% of its total assets would be invested in such options.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio will not:

          1. invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

          2. invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

          3. borrow money in excess of 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

          4. underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

          5. purchase or retain real estate or interests in real estate, although the Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

          6. make loans to other persons except by the purchase of obligations in which the Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

          7. issue any senior security (as that term is defined in the 1940
Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, loans of portfolio securities, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

          It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

          In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolio but which are not fundamental and are subject to change without shareholder approval.

          The Portfolio will not:

          (1) pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, futures contracts, forward currency exchange contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

          (2) purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Portfolio may make margin payments in connection with futures contracts, options on futures contracts, options, forward currency exchange contracts or options on foreign currencies.

          (3) make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that the Portfolio will not make such short sales with respect to securities having a value in excess of 5% of its total assets.

          (4) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to futures contracts.

          (5) purchase voting securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

          (6) invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

          (7) purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          (8) make investments for the purpose of exercising control or management.

          (9) participate on a joint or joint and several basis in any trading account in securities.

          (10) invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

          (11) purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants that are not listed on the Exchange or the American Stock Exchange.

          (12) purchase commodities or commodity contracts, provided that this shall not prevent the Portfolio from entering into securities index futures contracts, foreign currency futures contracts, forward currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Portfolio's investment objective and policies.

          (13) purchase additional securities in excess of 5% of the value of its total assets until all of the Portfolio's outstanding borrowings (as permitted and described in restriction number 1 above) have been repaid.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

          General. Equity securities in which the Portfolio invests include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.


          Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For additional information on debt securities and convertible debt securities, see "Description of Investment Practices and Other Investment Policies," below..


          The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. For a general discussion on investments in lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.

          Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          Options. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options. For a general discussion of options, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of options, see Appendix C.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectuses.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options on futures contracts. For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.


          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.


          Forward Currency Exchange Contracts. The Portfolio may invest in forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Securities Not Readily Marketable. The Portfolio may invest up to 15% of its net assets in illiquid securities that include, among others, securities for which there is no readily available market. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the Securities Act requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the Exchange Act.

          For additional information on securities that are not readily marketable, see "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

SPECIAL RISK CONSIDERATIONS

          Investment in the Portfolio involves the special risk considerations described below.

          Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

          Risk of Sale or Control by Major Stockholders. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

          Recent Management Reorganization. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

          Loss of Government Support. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

          Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

          Market Characteristics. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

          Corporate Disclosure Standards. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities.

          Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Transaction Costs. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries, are generally higher than in the United States.

          U.S. and Foreign Taxes. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes," below, and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

          Economic Political and Legal Risks. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination;

          2. borrow money, except the Portfolio may, in accordance with the provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings,

          4. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          5. participate on a joint or joint and several basis in any securities trading account;

          6. invest in companies for the purpose of exercising control;

          7. issue any senior security within the meaning of the Act except that the Portfolio may make loans of portfolio securities and write put and call options;

          8. make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

          9. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          General. Critical factors which are considered in the selection of securities include the market potential for the company's products and services, trends in the determinants of corporate profits, the value of individual securities relative to other investment alternatives, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally that the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

          In implementing its policies, the Portfolio invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their growth potential. The Adviser adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

          Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to benefit from the utilization or commercial application of technological advancements and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes).

          The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

          Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

          Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

          Foreign Securities. The Portfolio invests in the securities of non-U.S. companies. For a general discussion on foreign securities, including the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below, as well as Appendix C.

          It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies -- Options," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies -- Options," below.

          Rights and Warrants. The Portfolio may invest up to 10% of its total assets in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Illiquid Securities. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. See "Description of Investment Practices and Other Investment Policies," below, for a more detailed discussion of illiquid securities.

          Lending of Portfolio Securities. In order to increase income, the Portfolio may from time to time lend its portfolio securities. The Portfolio will not lend its securities in excess of 30% of the value of its total assets. See "Description of Investment Practices and Other Investment Policies," below, for a discussion on this practice.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

          1. with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

          2. purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

          3. concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

          4. invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

          5. make short sales of securities or maintain a short position or write put options;

          6. mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction (14) listed below;

          7. purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

          8. purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

          9. purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

          10. participate on a joint or joint and several basis in any securities trading account;

          11. invest in companies for the purpose of exercising control;

          12. purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          13. make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectuses;

          14. borrow money except for the short-term credits from banks referred to in paragraph (12) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

          15. act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities);


          16. purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or


          17. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          General. It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance, such investments are warranted to achieve the Portfolio's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities or preferred stocks, or it may hold its assets in cash.

          The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. See "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below, for additional information on restricted securities.

          In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.


          There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity that is deemed to be desirable in order to achieve the Portfolio's investment objective.

          Special Situations. The Portfolio intends to invest in special situations from time to time. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may only make short sales of securities against the box. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Puts and Calls. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies," below. For a discussion regarding certain tax consequences of the writing of call options by the Portfolio, see "Dividends, Distributions and Taxes," below.

          It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

          The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

          As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others, and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio. See "Description of Investment Practices and Other Investment Policies," below, for additional information on options.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          As a matter of fundamental policy, the Portfolio may not:

          1. purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

          2. invest more than 25% of the value of its total assets in any particular industry;

          3. borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

          4. purchase or sell real estate;

          5. participate on a joint or joint and several basis in any securities trading account;

          6. invest in companies for the purpose of exercising control;

          7. except as permitted in connection with short sales of securities against the box described under the heading "Short Sales," above, make short sales of securities;

          8. make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed debt securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted securities and except for the lending of portfolio securities;

          9. except as permitted in connection with short sales of securities or writing of call options, described under the headings "Short Sales" and "Puts and Calls," above, pledge, mortgage or hypothecate any of its assets;

          10. except as permitted in connection with short sales of securities against the box described under the heading "Additional Investment Policies and Practices," above, make short sales of securities;


          11. purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or


          12. issue senior securities, except as permitted under the 1940 Act and interpretations thereunder.


          It is a non-fundamental policy of the Portfolio that the Portfolio will not purchase or sell commodities, except as permitted under the 1940 Act and that (i) the Portfolio may utilize futures and options thereon only for hedging purposes, (ii) the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets, (iii) the Portfolio will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures, and (iv) the Portfolio will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets. In addition, the Portfolio may not underwrite securities issued by other persons, except as permitted under the 1940 Act.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          Convertible Securities. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may invest in standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may invest in short sales. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion of short sales.

          Defensive Position. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government Securities, bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

          Subject to its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

          REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

          Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Further, the yield characteristics of mortgage-backed securities, such as those in which the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

          Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

          A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

          The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including Ginnie Mae.

          General. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          As a matter of fundamental policy, the Portfolio may not:

          1. with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government Securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

          2. purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

          3. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government Securities;

          4. purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities;

          5. borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

          6. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          7. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          8. participate on a joint or joint and several basis in any securities trading account;

          9. invest in companies for the purpose of exercising control;

          10. issue any senior security within the meaning of the 1940 Act except that the Portfolio may lend portfolio securities in accordance with applicable law;

          11. make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

          12. (a) purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
ALLIANCEBERNSTEIN VALUE PORTFOLIO

          Currency Swaps. The Portfolios may enter into currency swaps for hedging purposes. See "Description of Investment Practices and other Investment Policies," below, for a general discussion on currency swaps.

          Forward Commitments and When-Issued Securities. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. For additional information on forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. Each Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on forward currency exchange contracts.

          Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities. See "Description of Investment Practices and Other Investment Policies," below, for further discussion on this practice.

          Options. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. For a general discussion on put and call options, see "Description of Investment Practices and Other Investment Policies -- Options," below, as well as Appendix C.

          Options on Securities Indices. Each Portfolio may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. See "Description of Investment Practices and Other Investment Policies -- Options," below, for a general discussion on options on securities indices.

          Options on Foreign Currencies. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired.

          The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

          For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies -- Options," below. See Appendix B for further discussion of the use, risks and costs of options on foreign currencies.

          Futures Contracts and Options on Futures Contracts. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. For additional information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          In general, each Portfolio will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the Commodity Futures Trading Commission ("CFTC") or (2) if for other purposes, no more than 5% of the liquidation value of the respective Portfolio's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage a Portfolio.

          See Appendix B for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

          Repurchase Agreements. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Illiquid Securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities. For a general discussion on illiquid securities see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolios may invest in rights and warrants but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. For further discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Risks of Investments in Foreign Securities. For a general discussion on the risks involved in investments in foreign securities, see "Description of Investment Practices and Other Investment Policies," below. Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

          Investment Restrictions. Each Portfolio has adopted the following investment restrictions, which may not be changed without shareholder approval.

          Each Portfolio may not:

          1. make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          2. borrow money or issue senior securities except to the extent permitted by the 1940 Act;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          4. invest in companies for the purpose of exercising control;

          5. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward currency exchange contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

          6. concentrate more than 25% of its assets in any particular industry or group of industries.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

          Convertible Securities. The Portfolio may invest up to 10% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described in the Portfolio's Prospectuses. For a discussion regarding convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on forward commitments.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B.

          Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid securities. See "Description of Investment Practices and Other Investment Policies," below, for a more detailed discussion of illiquid securities.

          Loans of Portfolio Securities. The Portfolio may make secured loans of its portfolio securities. See "Description of Investment Practices and Other Investment Policies," below, for a discussion of this practice.


          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below. For information on the use, risks and costs of currency options, see Appendix B.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options. See "Description of Investment Practices and Other Investment Policies -- Options," below, for a general discussion of options on securities indices.

          Puts and Calls. The Portfolio may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Portfolio will not write put options. For additional information on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. The Portfolio will not purchase and sell options on stock index futures contacts. The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Portfolio will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Portfolio's broker. The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets. For a more detailed description of stock index futures contracts, see Appendix B.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest up to 5% of its total assets in rights or warrants. See "Description of Investment Practices and Other Investment Policies," below, for additional information on rights and warrants.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open not more than 33% of the Portfolio's net assets (taken at market value) is held as collateral for such sales. For further information on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Portfolio will be able to close a particular option or stock index futures position.

          Investment Restrictions. The Portfolio is also subject to the following restrictions in implementing its investment policies which cannot be changed without shareholder approval.

          As a matter of fundamental policy, the Portfolio may not:

          1. with respect to 75% of its assets (i) have more than 5% of its assets invested in any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer;

          2. invest 25% or more of the value of its total assets in the same industry (except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities);

          3. mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings;

          4. purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          5. issue senior securities or borrow money, except as permitted by the 1940 Act and the regulations and interpretations thereunder;

          6. make loans to other persons, except that the Portfolio may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan;

          7. purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          8. purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind; or

          9. act as an underwriter of securities, except that the Portfolio may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter within the meaning of the Securities Act.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          Stripped Mortgage-Related Securities. Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). For a general discussion of mortgage-related securities, including SMRS, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Forward Currency Exchange Transactions. Each Portfolio may engage in forward currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

          If conditions warrant, the Portfolios may also enter into forward currency exchange contracts and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. See "Description of Investment Practices and Other Investment Policies," below, for additional information on forward currency exchange contracts.

          For transaction hedging purposes, the Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies. For position hedging purposes, each Portfolio may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currency on a spot basis.

          Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Description of Certain Money Market Securities in Which the Portfolios May Invest. The Portfolios may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. See "Description of Investment Practices and Other Investment Policies," below, for information on these types of securities.

          Asset-Backed Securities. The Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

          The staff of the Commission is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view; therefore, the Portfolios generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

          Investment in Other Investment Companies. Each of the Portfolios currently invests directly in portfolio securities, but may also, with the approval of the Portfolios' Directors and upon obtaining such exemptive relief from the Commission as may be necessary, invest in shares of one or more other investment companies advised by Alliance that, in turn, invest directly in portfolio securities. If the Portfolios' Directors approve investments by the Portfolios in other investment companies advised by Alliance, no shareholder approval would be required. Investing in shares of other investment companies advised by Alliance involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Portfolios, including advisory fees and other operating expenses. The Portfolios would invest in other investment companies advised by Alliance only if Alliance were to determine that such additional expenses would likely be outweighed by the benefits of such investments relative to direct investments in portfolio securities, such as increased diversification and reduced transaction costs.

          Lending of Portfolio Securities. The Portfolios may seek to increase income by lending portfolio securities. At the time any such loan is made, the value of the securities loaned will not exceed 33 1/3% of a Portfolio's total assets. See "Description of Investment Practices and Other Investment Policies," below, for further discussion on this practice.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. For additional information on forward commitments and when-issued and delayed delivery securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. For additional information regarding options on securities, see "Description of Investment Practices and Other Investment Policies," below, as well as Appendix C.

          Options on Securities Indices. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. For further information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. For a general discussion of futures contracts, see "Description of Investment Practices and Other Investment Policies," below, as well as Appendix B.

          Options on Futures Contracts. The Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options on futures contracts.

          Forward Currency Exchange Contracts. Each Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. For additional information about forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes or to increase return. For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below, and Appendix B.

          Investment Restrictions. Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of each Portfolio set forth in the Portfolios' Prospectuses and in this SAI are not fundamental and may be changed without shareholder approval.

          Each Portfolio has adopted the following fundamental investment restrictions, which may not be changed without shareholder approval.

          Neither the AllianceBernstein Wealth Appreciation Strategy Portfolio nor the AllianceBernstein Balanced Wealth Strategy Portfolio will:

          1. make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          2. borrow money or issue senior securities except to the extent permitted by the 1940 Act;

          3. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          4. invest in companies for the purpose of exercising control;

          5. (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); or
(c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

          6. (a) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, repurchase agreements relating thereto, and securities of other investment companies), although up to 25% of a Portfolio's total assets may be invested without regard to this restriction; or (b) invest more than 25% or more of its total assets in the securities of any one industry.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          Special Investment Considerations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          Options. In seeking to attain long-term growth of capital, the Portfolio may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing put options, including listed put options and put options on market indices.

          The Portfolio will not write put options unless adequate liquid assets are set aside until the expiration of the put option to cover the aggregate exercise price of the securities to be acquired by the Portfolio pursuant to the put option. The Portfolio will only write call options if such writing does not result in a short position. The Portfolio will maintain the underlying securities until the expiration date of the call option granted by the Portfolio. However, the Portfolio may dispose of the underlying securities in declining markets as long as the market is sufficiently liquid to enable the Portfolio to cover its position at any time and the aggregate of the exercise prices payable under the call options written are not greater than 25% of the Portfolio's net assets. The Portfolio will not purchase or sell any option, unless the option is quoted on a stock exchange or dealt in on a regulated market, and provided that immediately after its acquisition, the aggregate of the acquisition prices of all options held by the Portfolio (in terms of premiums paid) is not greater than 15% of the Portfolio's net assets. See "Description of Investment Practices and Other Investment Policies," below, for additional information on options.

          Options on Securities Indices. The Portfolio may deal only in options on securities indices that are listed on a stock exchange or dealt in on a regulated market. However, the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions are made with highly rated counterparties specializing in these types of transactions. Further, the aggregate acquisition cost (in terms of premiums paid) of all options on securities and such options on interest rate futures and other financial instruments purchased by the Portfolio for purposes other than hedging, shall not exceed 15% of the Portfolio's net assets. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies -- Options," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Portfolio will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Portfolio has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. The Portfolio's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions.

          Forward currency exchange contracts must be either quoted on a stock exchange or dealt in or on a regulated market. However, the Portfolio may enter into forward currency exchange contracts with highly rated financial institutions. See "Description of Investment Practices and Other Investment Polices," below, for a general discussion on forward currency exchange contracts.

          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Portfolio is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. The Portfolio may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

          Contracts on currencies must either be quoted on a stock exchange or dealt in or on a regulated market except that the Portfolio may enter into currency forward contracts or swap arrangements with highly rated financial institutions.

          The Portfolio will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker.

          See Appendix B for additional information on foreign currency options, foreign currency futures and options on foreign currency futures.

          Currency Swaps. The Portfolio may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and Other Investment Policies," below.

          ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolio may invest in ADRs, European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

          Illiquid Securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For additional information on illiquid securities, see "Description of Investment Practices and Other Policies," below.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. For a general discussion on stock index futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Lending of Portfolio Securities. In order to increase income, the Portfolio may from time to time lend its portfolio securities. The Portfolio will not lend portfolio securities in excess of 33 1/3% of the value of its total assets (including collateral). See "Description of Investment Practices and Other Investment Policies," below, for a discussion on this practice.


          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts").

          Options on interest rate futures must either be listed on an exchange or dealt in on a regulated market, except that the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions must be made with highly rated counterparties specializing in these types of transactions. Further, the aggregate acquisition costs (in terms of premiums paid) of all options on securities and options on interest rate futures and other financial instruments purchased by the Portfolio for purposes other than hedging, shall not exceed 15% of the Portfolio's net assets.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below, as well as Appendix B.

          Interest Rate Transactions (Swaps, Caps and Floors). In order to attempt to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. See "Description of Investment Practices and Other Investment Policies," below, for additional information on interest rate transactions.

          Investment Restrictions. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval.

          The Portfolio may not:

          1. with respect to 75% of its assets (i) have more than 5% of its assets invested in any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer;

          2. purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

          3. invest 25% or more of the value of its total assets in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

          4. mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction (g) listed below;

          5. purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

          6. purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          7. issue senior securities or borrow money, except as permitted by the 1940 Act and the regulations and interpretations thereunder;

          8. make loans to other persons, except that the Portfolio may (i) lend its portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

          9. purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          10. purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind; or

          11. act as an underwriter of securities, except that the Portfolio may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter within the meaning of the Securities Act.

--------------------------------------------------------------------------------

                       DESCRIPTION OF INVESTMENT PRACTICES
                          AND OTHER INVESTMENT POLICIES

--------------------------------------------------------------------------------

          This section describes the Portfolios' investment practices and associated risks, as well as certain other investment policies. Unless otherwise noted, a Portfolio's use of any of these practices is specified in "Investment Polices and Restrictions," above.

BRADY BONDS

          Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). The market for Brady Bonds has decreased recently because many Brady Bonds have been retired.

          Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at the maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities that have the same maturity as Brady Bonds ("Collateralized Brady Bonds").

          U.S. Dollar-denominated, Collateralized Brady Bonds may be fixed rate par bonds or floating rate bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

          Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

COMMERCIAL PAPER

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

CONVERTIBLE SECURITIES

          Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

CREDIT DEFAULT SWAP AGREEMENTS

          The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying referenced obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by a Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

CURRENCY SWAPS

          Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account for the relevant Portfolio by the Fund's custodian. No Portfolio will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio entering into a currency swap will have contractual remedies pursuant to the agreements related to the transactions.

INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES

          Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. See "--Securities Ratings," below, for additional information.

          Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing a Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

FOREIGN SECURITIES

          Foreign securities are securities that are not publicly traded in the United States. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

          Special Risk Considerations. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Although the Portfolios value their assets daily in terms of U.S. Dollars, they do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

          Investors should understand that the expense ratio of a Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher, and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in a Portfolio, and there can be no assurance that a Portfolio's investment objective will be attained.

          Risks of Foreign Investments. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio invests and could adversely affect a Portfolio's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which a Portfolio focuses its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require a Portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

          Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

          Certain Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner, it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Fund's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually receiving or delivering the securities, as the case may be. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment portfolio.

          Purchases of securities on these bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

FORWARD CURRENCY EXCHANGE CONTRACTS

          Certain of the Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolios enter into forward currency exchange contracts for hedging purposes similar to those described below under "--Options on Futures Contracts." In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Portfolios may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          Each Portfolio that invests in forward currency exchange contracts has established procedures consistent with the Commission's policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, a Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

          Certain of the Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. These Portfolios may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. The Portfolios will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. These investment techniques will not be used for speculation.

          The Portfolios that invest in futures contracts and in options on futures contracts have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to regulation as a pool operator under that Act.

          In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

          Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, each Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

          Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event that futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

          See Appendix B for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

ILLIQUID SECURITIES

          Illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of the Portfolios' limitations. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio could, however, affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. A Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)

          Certain of the Portfolios may enter into interest rate swap, cap or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date.

          Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

LOANS OF PORTFOLIO SECURITIES


          Certain of the Portfolios may make secured loans of their portfolio securities to brokers, dealers and financial institutions provided that liquid assets, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay a Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. A Portfolio may pay reasonable finders, administrative and custodial fees in connection with a loan. A Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Adviser. The Board of Directors will monitor a Portfolio's lending of portfolio securities.

MORTGAGE-RELATED SECURITIES

          The mortgage-related securities in which a Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

          Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.

          Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

          See also " -- U.S. Government Securities - U.S. Government Mortgage-Related Securities," below.

          Canadian Government Guaranteed Mortgage Related Securities. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass- through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

          NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage- Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

          The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

          In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

          While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years, as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

          Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

          Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

          Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

          The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. In reliance on a recent staff interpretation, a Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, a Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

OPTIONS

          A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

          Certain of the Portfolios may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might purchase a call option. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to that Portfolio.

          For a put option to be covered, a Portfolio must either own at all times during the option period an offsetting put option on the same security, or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. For a call option to be covered, a Portfolio must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, that Portfolio would be obligated to sell the underlying security at the exercise price.

          Certain of the Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price).

          Certain of the Portfolios may write covered call options both to reduce the risks associated with certain of their respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call options, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to call options, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

          Premiums received by a Portfolio in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of a Portfolio must be deducted from such premium receipts. Calls written by a Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co., Inc. ("SCB & Co.") or Advest Inc. ("Advest"), each an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case a Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

          The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          A Portfolio may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining, in a segregated account with the custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

          A Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

          Certain of the Portfolios that invest in options may terminate its obligation to the holder of an option written by a Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Portfolio from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

          Certain of the Portfolios may purchase or write options in negotiated transactions. A Portfolio may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Portfolio in negotiated transactions may be considered illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

          Certain of the Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although a Portfolio has established standards of creditworthiness for these primary dealers, a Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, a Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

          Options on Foreign Currencies. Certain of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios are exchange-traded or traded over-the-counter.

          Options on Securities Indices. Certain of the Portfolios may write
(sell) covered call and put options and purchase call and put options on securities indices. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call option, the Portfolio holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indices upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          A Portfolio could also purchase put options on securities indices to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this portfolio will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

REPURCHASE AGREEMENTS

          Each of the Portfolios, except AllianceBernstein Total Return Portfolio, AllianceBernstein Global Technology Portfolio and AllianceBernstein Global Research Growth Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

RIGHTS AND WARRANTS

          Certain of the Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Portfolio's investment portfolio. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SECURITIES RATINGS

          The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser will try to reduce the risk inherent in a Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for a Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities may also be considered for investment by certain of the Portfolios when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

SHORT SALES

          A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if a Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

SPECIAL SITUATIONS

          A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

STANDBY COMMITMENT AGREEMENTS

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. A Portfolio will at all times maintain a segregated account with the Fund's custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines, and it may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STOCK INDEX FUTURES

          Certain of the Portfolios may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A Portfolio will not purchase and sell options on stock index futures contracts.

          In order to hedge the risk of fluctuation of the value of its assets, a Portfolio may have outstanding commitments to sell stock index futures contracts not exceeding the corresponding risk of fluctuation of the value of the corresponding portion of such assets. For the purpose of efficient management of its portfolio, a Portfolio may purchase stock index futures contracts. A Portfolio will do so mainly to facilitate changes in the allocation of its assets between markets or in a significant market sector advance (or in anticipation of one), provided that sufficient uncommitted cash reserves, short dated debt securities or instruments owned by the Portfolio or securities to be disposed of by the Portfolio at a predetermined value exist to match the underlying exposure of both the futures positions and the value of the underlying securities included in call stock index options acquired for the same purpose. See Appendix B for additional information on stock index futures.

STRUCTURED SECURITIES AND SOVEREIGN DEBT OBLIGATIONS

          Certain of the Portfolios may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          A Portfolio could invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the respective Portfolio's Prospectuses under "Investment in Other Investment Companies."

          Established secondary markets may not exist for many of the Sovereign Debt Obligations in which a Portfolio will invest. Sovereign Debt Obligations held by a Portfolio may take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

          By investing in Sovereign Debt Obligations, a Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

          Many countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

          Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which a Portfolio may invest in most cases will pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

          To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

          A Portfolio may invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. GOVERNMENT SECURITIES

          U.S. Government Securities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

          U.S. Government Guaranteed Mortgage-Related Securities -- General. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolios include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Portfolio's shares of common stock.

          GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

          The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates above par in the secondary market.

          FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

          The FHLMC issues two types of mortgage-related pass- through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

          FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

          Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

          Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing a certain percentage of its assets in U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken, until final resolution of the issue, to include each Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments. However, if such securities are deemed to be U.S. Government Securities, a Portfolio will include them as such for purposes of determining its limitation on U.S. Government Securities.

VARIABLE NOTES

          Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, or Fitch.

          The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          A description of Moody's, S&P's, and Fitch short-term note ratings is included as Appendix A to the Portfolios' Prospectuses.

FUTURE DEVELOPMENTS

          Certain of the Portfolios may, following written notice to their shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with a Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the respective Portfolio's current investment practices.

GENERAL

          The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's NAV, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's NAV, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's NAV and one foreign country when foreign securities comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

          In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

OTHER 1940 ACT RESTRICTIONS

          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

          Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

          The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

BOARD OF DIRECTORS INFORMATION

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                      PORTFOLIOS    OTHER
                                                      IN FUND       DIRECTOR-
                                                      COMPLEX       SHIPS
NAME, ADDRESS AND DATE    PRINCIPAL OCCUPATIONS(S)    OVERSEEN      HELD BY
OF BIRTH (YEAR ELECTED*)  DURING PAST 5 YEARS         BY DIRECTOR   DIRECTOR
---------------           ------------------------    -----------   ---------

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,#   Investment adviser and an     110         None
2 Sound View Drive,       independent consultant.
Suite 100                 He was formerly Senior
Greenwich, CT 06830       Manager of Barrett
9/7/1932                  Associates, Inc., a
1990                      registered investment
                          adviser, with which he
                          had been associated since
                          prior to 2000. He was
                          formerly Deputy
                          Comptroller and Chief
                          Investment Officer of the
                          State of New York and,
                          prior thereto, Chief
                          Investment Officer of the
                          New York Bank for
                          Savings.

Ruth Block,**#            Formerly Executive Vice        91         None
500 S.E. Mizner Blvd.,    President and Chief
Boca Raton, FL 33432      Insurance Officer of AXA
11/7/1930                 Equitable Life Insurance
1992                      Company ("Equitable");
                          Chairman and Chief
                          Executive Officer of
                          Evlico; Director of Avon,
                          BP (oil and gas), Ecolab
                          Incorporated (specialty
                          chemicals), Tandem
                          Financial Group and
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation; former
                          Governor at Large,
                          National Association of
                          Securities Dealers, Inc.

David H. Dievler,#        Independent consultant.        95         None
P.O. Box 167,             Until December 1994 he
Spring Lake, NJ 07762     was Senior Vice President
10/23/1929                of Alliance Capital
(1990)                    Management Corporation
                          ("ACMC") responsible for
                          mutual fund
                          administration. Prior to
                          joining ACMC in 1984 he
                          was Chief Financial
                          Officer of Eberstadt
                          Asset Management since
                          1968. Prior to that he
                          was a Senior Manager at
                          Price Waterhouse & Co.
                          Member of American
                          Institute of Certified
                          Public Accountants since
                          1953.

John H. Dobkin,#          Consultant. Formerly           93         None
P.O. Box 12,              President of Save Venice,
Annandale, NY 12504       Inc. (preservation
2/19/1942                 organization) from
(1992)                    2001-2002, Senior Advisor
                          from June 1999-June 2000
                          and President of Historic
                          Hudson Valley (historic
                          preservation) from
                          December 1989-May 1999.
                          Previously, Director of
                          the National Academy of
                          Design and during
                          1988-1992, Director and
                          Chairman of the Audit
                          Committee of ACMC.

----------

*    There is no stated term of office for the Fund's Directors.
** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#    Member of the Audit Committee and the Governance and Nominating Committee.


          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met one time during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of, or the initial, Advisory Agreement of each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided or to be provided by the Adviser and the reasonableness of the fees charged or to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.


          The Directors' evaluation of the quality of the Adviser's services provided or to be provided took into account their overall knowledge of and experience with the Adviser, including that gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year, relating to all of the Portfolios, except for the AllianceBernstein Wealth Appreciation Strategy Portfolio, the AllianceBernstein Balanced Wealth Strategy Portfolio, and the Global Research Growth Portfolio (the "Existing Portfolios"). Both short-term and long-term investment performance of each Existing Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Existing Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreements for certain Portfolios that set expense caps on overall Portfolio expenses and provide for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services provided or to be provided, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Directors' overall knowledge of and experience with, the Adviser, including on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee relating to the Existing Portfolios.


          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees of each Portfolio and overall expense levels of each Existing Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Existing Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid or to be paid by each Portfolio, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Portfolio with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of, or the initial, Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue or approve the Advisory Agreement with respect to each Portfolio without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                              AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                  DOLLAR RANGE OF             SECURITIES IN THE
                                  EQUITY SECURITIES           ALLIANCEBERNSTEIN
                                  IN THE FUND AS OF           FUND COMPLEX AS OF
                                  DECEMBER 31, 2004           DECEMBER 31, 2004
                                  -----------------           -----------------

Ruth Block                             None                     Over $100,000
David H. Dievler                       None                     Over $100,000
John H. Dobkin                         None                     Over $100,000
William H. Foulk, Jr.                  None                     Over $100,000

OFFICER INFORMATION

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS* AND      POSITION(S)                 PRINCIPAL OCCUPATION
OF BIRTH                HELD WITH FUND              DURING PAST 5 YEARS
------------------      --------------              -------------------

Marc O. Mayer,          President and Chief         Executive Vice President of
10/2/1957               Executive Officer           ACMC** since 2001; prior
                                                    thereto, he was Chief
                                                    Executive Officer of SCB &
                                                    Co. and its predecessor
                                                    since prior to 2000.

Philip L. Kirstein,     Senior Vice President and   Senior Vice President and
5/29/1945               Independent Compliance      Independent Compliance
                        Officer                     Officer - Mutual Funds of
                                                    ACMC,** with which he has
                                                    been associated since
                                                    October 2004. Prior thereto,
                                                    he was Of Counsel to
                                                    Kirkpatrick & Lockhart, LLP
                                                    from October 2003 to October
                                                    2004, and General Counsel
                                                    and First Vice President of
                                                    Merrill Lynch Investment
                                                    Managers L.P. since prior to
                                                    2000 until March 2003.

Andrew M. Aran,         Vice President              Senior Vice President of
4/24/1957                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Bruce K. Aronow,        Vice President              Senior Vice President of
7/2/1966                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Edward D. Baker, III,   Vice President              Senior Vice President and
2/4/1951                                            Chief Investment Officer -
                                                    Emerging Markets of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    2000.

Michael R. Baldwin,     Vice President              Senior Vice President of
2/26/1958                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Thomas J. Bardong,      Vice President              Senior Vice President of
4/28/1945                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Stephen Beinhacker,     Vice President              Senior Vice President of
10/11/1964                                          ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Matthew D. W. Bloom,    Vice President              Senior Vice President of
7/15/1956                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Russell I. Brody,       Vice President              Vice President of ACMC,**
11/14/1966                                          with which he has been
                                                    associated since prior to
                                                    2000.

Frank V. Caruso,        Vice President              Senior Vice President of
10/28/1956                                          Shields/ACMC,** with which
                                                    he has been associated since
                                                    prior to 2000.

John F. Chiodi,         Vice President              Vice President of ACMC,**
4/10/1966                                           with which he has been
                                                    associated since prior to
                                                    2000.

Michael P. Curcio,      Vice President              Senior Vice President of
9/30/1965                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Paul J. DeNoon,         Vice President              Senior Vice President of
4/18/1962                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Joseph C. Dona,         Vice President              Vice President of ACMC,**
2/12/1961                                           with which he has been
                                                    associated since prior to
                                                    2000.

Marilyn G. Fedak,       Vice President              Executive Vice President of
1/3/1947                                            ACMC** since October 2000.
                                                    She is head of SCB & Co.,
                                                    Value Equities Business and
                                                    Co-Chief Investment Officer
                                                    of U.S. Value Equities.
                                                    Prior thereto, she was Chief
                                                    Investment Officer and
                                                    Chairman of the U.S. Equity
                                                    Investment Policy Group at
                                                    SCB & Co. since prior to
                                                    2000.

Norman M. Fidel,        Vice President              Senior Vice President of
9/17/1945                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Gina M. Griffin,        Vice President              Senior Vice President of
10/9/1959                                           ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Geoffrey Hauck,         Vice President              Senior Vice President of
5/2/1964                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

William Johnston,       Vice President              Vice President of ACMC,**
2/24/1961                                           with which he has been
                                                    associated since prior to
                                                    2000.

Thomas Kamp,            Vice President              Senior Vice President of
8/11/1961                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Alan E. Levi,           Vice President              Senior Vice President of
9/27/1949                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Michael J. Levy,        Vice President              Assistant Vice President of
9/27/1949                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Theresa Marziano,       Vice President              Senior Vice President of
9/1/1954                                            ACMC since October 2000 and
                                                    Co-Chief Investment Officer
                                                    of Real Estate Investments
                                                    since July 2004. Prior
                                                    thereto, she was a Senior
                                                    Analyst of investment
                                                    research at SCB & Co. since
                                                    prior to 2000.

Seth J. Masters,        Vice President              Executive Vice President of
6/4/1959                                            ACMC** and Chief Investment
                                                    Officer of Style Blend and
                                                    Core Equity Services and
                                                    headed the U.S. and Global
                                                    Style Blend teams at ACMC**
                                                    since October 2000. Prior
                                                    thereto, he was Chief
                                                    Investment Officer for
                                                    Emerging Markets Value at
                                                    SCB since prior to 2000.

Melanie A. May,         Vice President              Vice President of ACMC**
12/19/1969                                          since prior to 2000.

Michael Mon,            Vice President              Vice President of ACMC,**
3/2/1969                                            with which he has been
                                                    associated since prior to
                                                    2000.

Ranji H. Nagaswami,     Vice President              Senior Vice President of
11/13/1963                                          ACMC** since October 2000.
                                                    She is also Vice Chairman of
                                                    ABIRM** and Chief Investment
                                                    Officer of AllianceBernstein
                                                    Fund Investors since
                                                    February 2004. Prior
                                                    thereto, she was managing
                                                    director and co-head of U.S.
                                                    Fixed Income at UBS Brison
                                                    since prior to 2000.

Daniel Nordby,          Vice President              Senior Vice President of
2/27/1944                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Jimmy K. Pang,          Vice President              Vice President of ACMC,**
9/21/1973                                           with which he has been
                                                    associated since prior to
                                                    2000.

Raymond J. Papera,      Vice President              Senior Vice President of
3/12/1956                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Joseph G. Paul,         Vice President              Senior Vice President of
2/6/1960                                            ACMC,** Co-Chief Investment
                                                    Officer of Real Estate
                                                    Investments since July 2004,
                                                    and Chief Investment Officer
                                                    of Small and Mid
                                                    Capitalization Value
                                                    Equities since 2002. He is
                                                    also Chief Investment
                                                    Officer of Advanced Value at
                                                    ACMC** since October 2000
                                                    and held the same position
                                                    at SCB since prior to 2000.

Douglas J. Peebles,     Vice President              Executive Vice President of
8/10/1965                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Stephen W. Pelensky,    Vice President              Senior Vice President of
9/8/1955                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Jeffrey S. Phlegar,     Vice President              Executive Vice President of
6/28/1966                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Michael J. Reilly,      Vice President              Senior Vice President of
6/3/1964                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Paul C. Rissman,        Vice President              Executive Vice President of
11/10/1956                                          ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Thomas A. Schmitt,      Vice President              Senior Vice President of
7/13/1957                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Jane Schneirov,         Vice President              Senior Vice President of
3/26/1970                                           ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Karen Sesin,            Vice President              Senior Vice President of
2/4/1959                                            ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Lawrence J. Shaw,       Vice President              Senior Vice President of
2/9/1951                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Kevin F. Simms,         Vice President              Senior Vice President and a
3/23/1966                                           Co-Chief Investment Officer
                                                    of International Value
                                                    Equities since 2003, which
                                                    he assumed in addition to
                                                    his role as Director of
                                                    Research of Global and
                                                    International Value Equities
                                                    at ACMC** since October
                                                    2000. Prior thereto, he was
                                                    Director of Research for
                                                    Emerging-Market Equities of
                                                    SCB & Co. since 2000.

Michael A. Snyder,      Vice President              Senior Vice President of
4/18/1962                                           ACMC** since May, 2001.
                                                    Previously, he was a
                                                    Managing Director in the
                                                    high yield asset management
                                                    group at Donaldson, Lufkin &
                                                    Jenrette Corporation since
                                                    prior to 2000.

Francis X. Souzzo,      Vice President              Senior Vice President of
5/3/1957                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Christopher M. Toub,    Vice President              Senior Vice President of
6/15/1959                                           ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Annie C. Tsao,          Vice President              Senior Vice President of
10/22/1952                                          ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Jean Van De Walle,      Vice President              Senior Vice President of
1/8/1959                                            ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Janet A. Walsh          Vice President              Senior Vice President of
2/2/1962                                            ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Greg J. Wilensky,       Vice President              Vice President of ACMC,**
4/27/1967                                           and Director of Stable Value
                                                    Investments, with which he
                                                    has been associated since
                                                    prior to 2000.

Aaron J. Hoffman,       Assistant Vice President    Vice President of ACMC,**
7/29/1972                                           with which he has been
                                                    associated since prior to
                                                    2000.

Patricia Post,          Assistant Vice President    Assistant Vice President of
1/31/1969                                           ACMC,** with which she has
                                                    been associated since prior
                                                    to 2000.

Mark D. Gersten,        Treasurer and               Senior Vice President of
10/4/1950               Chief Financial             AGIS** and Vice President of
                        Officer                     ABIRM,** with which he has
                                                    been associated since prior
                                                    to 2000.

Mark R. Manley,         Secretary                   Senior Vice President,
10/23/1962                                          Deputy General Counsel and
                                                    Chief Compliance Officer of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 2000.

Andrew L. Gangolf,      Assistant Secretary         Senior Vice President and
8/15/1954                                           Assistant General Counsel of
                                                    ABIRM,** with which he has
                                                    been associated since prior
                                                    to 2000.

Thomas R. Manley,       Controller                  Vice President of ACMC,**
8/3/1951                                            with which he has been
                                                    associated since prior to
                                                    2000.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2004, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                       TOTAL
                                                       NUMBER OF       TOTAL
                                                       REGISTERED      NUMBER OF
                                                       INVESTMENT      INVESTMENT
                                                       COMPANIES       PORTFOLIOS
                                                       IN THE          IN THE
                                                       ALLIANCE-       ALLIANCE-
                                        TOTAL          BERNSTEIN       BERNSTE
                                        COMPENSATION   FUND COMPLEX,   FUND COMPLEX,
                                        FROM THE       INCLUDING THE   INCLUDING
                                        ALLIANCE-      FUND,           THE FUND,
                                        BERNSTEIN      AS TO WHICH     AS TO WHICH
                        AGGREGATE       FUND COMPLEX,  THE DIRECTOR    THE DIRECTOR
                        COMPENSATION    INCLUDING      IS A DIRECTOR   IS A DIRECTOR
NAME OF DIRECTOR        FROM THE FUND   THE FUND       OR TRUSTEE      OR TRUSTEE
----------------        -------------   --------       ----------      ----------

Ruth Block              $3,728          $223,200           39            91
David H. Dievler        $3,709          $268,250           43            95
John H. Dobkin          $3,896          $252,900           41            93
William H. Foulk, Jr.   $6,339          $465,250           47            110


          As of April 5, 2005 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2004, totaling approximately $539 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. ACMC is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2004, AXA, AXA Financial, Equitable and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

          The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Americas Government Income Portfolio, the AllianceBernstein Global Dollar Government Portfolio and the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993.

          The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein Worldwide Privatization Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994.

          The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995.

          The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

          The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

          The Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the AllianceBernstein High Yield Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

          The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

          The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of the AllianceBernstein U.S. Large Cap Blended Style Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

          The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on March 16-18, 2004.

          The Advisory Agreement was amended as of May 1, 2005 to provide for the addition of the AllianceBernstein Global Research Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 8-10, 2005.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2004.

                                                                         AMOUNT
                        PORTFOLIO                                       RECEIVED
                        ---------                                       --------

AllianceBernstein Money Market Portfolio                                $69,000
AllianceBernstein Large Cap Growth Portfolio                            $69,000
AllianceBernstein Growth and Income Portfolio                           $69,000
AllianceBernstein U.S. Government/High Grade Securities Portfolio       $69,000
AllianceBernstein High Yield Portfolio                                  $69,000
AllianceBernstein Total Return Portfolio                                $69,000
AllianceBernstein International Portfolio                               $69,000
AllianceBernstein Global Bond Portfolio                                 $69,000
AllianceBernstein Americas Government Income Portfolio                  $69,000
AllianceBernstein Global Dollar Government Portfolio                    $69,000
AllianceBernstein Utility Income Portfolio                              $69,000
AllianceBernstein Growth Portfolio                                      $69,000
AllianceBernstein Worldwide Privatization Portfolio                     $69,000
AllianceBernstein Global Technology Portfolio                           $69,000
AllianceBernstein Small Cap Growth Portfolio                            $69,000
AllianceBernstein Real Estate Investment Portfolio                      $69,000
AllianceBernstein International Value Portfolio                         $0
AllianceBernstein Small/Mid Cap Value Portfolio                         $0
AllianceBernstein Value Portfolio                                       $0
AllianceBernstein U.S. Large Cap Blended Style Portfolio                $0
AllianceBernstein Wealth Appreciation Strategy Portfolio                $0
AllianceBernstein Balanced Wealth Strategy Portfolio                    $0

          The annual contractual advisory fee as a percentage of net assets for each Portfolio prior to September 7, 2004 is listed below.

     AllianceBernstein Money Market Portfolio                             .500%
     AllianceBernstein Premier Growth Portfolio                          1.000%
     AllianceBernstein Growth and Income Portfolio                        .625%
     AllianceBernstein U.S. Government/High Grade Securities Portfolio    .600%
     AllianceBernstein High Yield Portfolio                               .750%
     AllianceBernstein Total Return Portfolio                             .625%
     AllianceBernstein International Portfolio                           1.000%
     AllianceBernstein Global Bond Portfolio                              .650%
     AllianceBernstein Americas Government Income Portfolio               .650%
     AllianceBernstein Global Dollar Government Portfolio                 .750%
     AllianceBernstein Utility Income Portfolio                           .750%
     AllianceBernstein Growth Portfolio                                   .750%
     AllianceBernstein Worldwide Privatization Portfolio                 1.000%
     AllianceBernstein Technology Portfolio                              1.000%
     AllianceBernstein Small Cap Growth Portfolio                        1.000%
     AllianceBernstein Real Estate Investment Portfolio                   .900%
     AllianceBernstein International Value Portfolio                     1.000%
     AllianceBernstein Small Cap Value Portfolio                         1.000%
     AllianceBernstein Value Portfolio                                    .750%
     AllianceBernstein U.S. Large Cap Blended Style Portfolio             .950%
     AllianceBernstein Wealth Appreciation Strategy Portfolio             .650%
     AllianceBernstein Balanced Wealth Strategy Portfolio                 .550%

          Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee for all of the Portfolios, except for the AllianceBernstein Global Research Growth Portfolio, which had not yet commenced operations. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to the waived amounts. Listed below are the annual percentage rates of the average daily NAV that each of the Portfolios pays the Adviser.

                                        CONTRACTUAL FEE, AS A PERCENTAGE OF
                                             THE PORTFOLIO'S AGGREGATE
              PORTFOLIO                              NET ASSETS
              ---------                              ----------

AllianceBernstein Money Market    .45 of 1% of the first $2.5 billion, .40 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .35 of 1% of the excess over $5 billion

AllianceBernstein Large Cap       .75 of 1% of the first $2.5 billion, .65 of 1%
Growth Portfolio                  of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Growth and      .55 of 1% of the first $2.5 billion, .45 of 1%
Income Portfolio                  of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein U.S.            .45 of 1% of the first $2.5 billion, .40 of 1%
Government/High Grade             of the excess over $2.5 billion up to $5
Securities Portfolio              billion and .35 of 1% of the excess over $5
                                  billion

AllianceBernstein High Yield      .50 of 1% of the first $2.5 billion, .45 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Total Return    .55 of 1% of the first $2.5 billion, .45 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein International   .75 of 1% of the first $2.5 billion, .65 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Global Bond     .45 of 1% of the first $2.5 billion, .40 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .35 of 1% of the excess over $5 billion

AllianceBernstein Americas        .50 of 1% of the first $2.5 billion, .45 of 1%
Government Income Portfolio       of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Utility         .55 of 1% of the first $2.5 billion, .45 of 1%
Income Portfolio                  of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Global Dollar   .50 of 1% if the first $2.5 billion, .45 of 1%
of Government Portfolio           the excess over $2.5 billion up to $5 billion
                                  and .40 of 1% of the excess over $5 billion

AllianceBernstein Worldwide       .75 of 1% of the first $2.5 billion, .65 of 1%
Privatization Portfolio           of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Growth          .75 of 1% of the first $2.5 billion, .65 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Global          .75 of 1% of the first $2.5 billion, .65 of 1%
Technology Portfolio              of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Small Cap       .75 of 1% of the first $2.5 billion, .65 of 1%
Growth Portfolio                  of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Real Estate     .55 of 1% of the first $2.5 billion, .45 of 1%
Investment Portfolio              of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein International   .75 of 1% of the first $2.5 billion, .65 of 1%
Value Portfolio                   of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Small/Mid Cap   .75 of 1% of the first $2.5 billion, .65 of 1%
Value Portfolio                   of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Value           .55 of 1% of the first $2.5 billion, .45 of 1%
Portfolio                         of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein U.S. Large      .65 of 1% of the first $2.5 billion, .55 of 1%
Cap Blended Style Portfolio       of the excess over $2.5 billion up to $5
                                  billion and .50 of 1% of the excess over $5 billion

AllianceBernstein Wealth          .65 of 1% of the first $2.5 billion, .55 of 1%
Appreciation Strategy Portfolio   of the excess over $2.5 billion up to $5
                                  billion and .50 of 1% of the excess over $5 billion

AllianceBernstein Balanced        .55 of 1% of the first $2.5 billion, .45 of 1%
Wealth Strategy Portfolio         of the excess over $2.5 billion up to $5
                                  billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Global          .75 of 1% of the first $2.5 billion, .65 of 1%
Research Growth Portfolio         of the excess over $2.5 billion up to $5
                                  billion and .60 of 1% of the excess over $5 billion

          The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.20% of average daily net assets for Class A shares of the AllianceBernstein U.S. Large Cap Blended Style Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio, the AllianceBernstein Balanced Wealth Strategy Portfolio and the AllianceBernstein Global Research Growth Portfolio. This waiver extends through May 1, 2005 for the AllianceBernstein U.S. Large Cap Blended Style Portfolio, May 1, 2006 for the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and May 1, 2007 for the AllianceBernstein Global Research Growth Portfolio, and may be extended by Alliance for additional one-year terms.

          The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                          FISCAL YEAR END
           PORTFOLIO                        DECEMBER 31          AMOUNT RECEIVED
           ---------                        -----------          ---------------

AllianceBernstein Money Market
    Portfolio
                                               2002                $    821,456
                                               2003                $    653,243
                                               2004                $    436,383*

AllianceBernstein Large Cap
    Growth Portfolio

                                               2002                $ 16,947,980
                                               2003                $ 14,586,714
                                               2004                $ 12,506,756*

AllianceBernstein Growth and
    Income Portfolio
                                               2002                $ 10,145,603
                                               2003                $ 11,253,144
                                               2004                $ 14,705,220*

AllianceBernstein U.S. Government/High
    Grade Securities Portfolio
                                               2002                $    868,142
                                               2003                $  1,019,094
                                               2004                $    759,666*

AllianceBernstein High Yield
    Portfolio
                                               2002                $    226,146
                                               2003                $    348,733
                                               2004                $    360,978*

AllianceBernstein Total Return
    Portfolio
                                               2002                $  1,131,591
                                               2003                $  1,211,176
                                               2004                $  1,375,159*

AllianceBernstein International
    Portfolio
                                               2002                $    459,783
                                               2003                $    481,191
                                               2004                $    538,697*

AllianceBernstein Global Bond
    Portfolio
                                               2002                $    374,114
                                               2003                $    442,328
                                               2004                $    397,217*

AllianceBernstein Americas Government
    Income Portfolio
                                               2002                $    383,817
                                               2003                $    477,054
                                               2004                $    366,765*

AllianceBernstein Global Dollar
    Government
                                               2002                $     94,598
                                               2003                $    203,386
                                               2004                $    183,580*

AllianceBernstein Utility Income
    Portfolio
                                               2002                $    369,511
                                               2003                $    307,994
                                               2004                $    338,393*

AllianceBernstein Growth
    Portfolio
                                               2002                $  1,867,303
                                               2003                $  1,640,872
                                               2004                $  2,073,373*

AllianceBernstein Worldwide
    Privatization Portfolio
                                               2002                $    265,507
                                               2003                $    327,976
                                               2004                $    404,823*

AllianceBernstein Global
    Technology Portfolio
                                               2002                $  2,856,689
                                               2003                $  2,458,125
                                               2004                $  2,679,362*

AllianceBernstein Small Cap
    Growth Portfolio
                                               2002                $  1,235,887
                                               2003                $    872,356
                                               2004                $    721,220*

AllianceBernstein Real Estate
    Investment Portfolio
                                               2002                $    464,560
                                               2003                $    762,421
                                               2004                $    989,685*

AllianceBernstein Small/Mid Cap
    Value Portfolio
                                               2002                $    485,292
                                               2003                $  1,070,349
                                               2004                $  1,885,238*

AllianceBernstein Value Portfolio
                                               2002                $    333,082
                                               2003                $    657,864
                                               2004                $    894,357*

AllianceBernstein International
    Value Portfolio
                                               2002                $     61,842
                                               2003                $    667,175
                                               2004                $  1,897,186*

AllianceBernstein U.S. Large Cap
    Blended Style Portfolio                    2003                $          0
                                               2004                $    108,107*

AllianceBernstein Wealth Appreciation
    Strategy Portfolio
                                               2004                $     33,919*

AllianceBernstein Balanced Wealth
    Strategy Portfolio
                                               2004                $     46,264*

----------

* Amounts received are net of the amounts the Adviser waived under the agreement with the New York Attorney General or under a contractual fee waiver. Amounts waived were:

                                    AMOUNT WAIVED UNDER      AMOUNT WAIVED UNDER
                                    AGREEMENT WITH NEW         CONTRACTUAL FEE
                                   YORK ATTORNEY GENERAL            WAIVER
                                   ---------------------            ------

AllianceBernstein Money Market
    Portfolio                         2004  $33,054                 N/A

AllianceBernstein Large Cap
    Growth Portfolio                  2004  $2,393,982              N/A

AllianceBernstein Growth and
    Income Portfolio                  2004  $1,231,926              N/A

AllianceBernstein U.S.
    Government/High Grade
    Securities Portfolio              2004  $142,823                N/A

AllianceBernstein High Yield
    Portfolio                         2004  $91,464                 N/A

AllianceBernstein Total Return
    Portfolio                         2004  $116,078                N/A

AllianceBernstein International
    Portfolio                         2004  $98,040                 N/A

AllianceBernstein Global Bond
    Portfolio                         2004  $92,199                 N/A

AllianceBernstein Americas
    Government Income Portfolio       2004  $63,425                 N/A

AllianceBernstein Global Dollar
    Government Portfolio              2004  $46,812                 N/A

AllianceBernstein Utility Income
    Portfolio                         2004  $64,431                 N/A

AllianceBernstein Growth
    Portfolio                         2004  $0                      N/A

AllianceBernstein Worldwide
    Privatization Portfolio           2004  $71,720                 N/A

AllianceBernstein Global
    Technology Portfolio              2004  $507,681                N/A

AllianceBernstein Small Cap
    Growth Portfolio                  2004  $132,548                N/A

AllianceBernstein Real Estate
    Investment Portfolio              2004  $288,189                N/A

AllianceBernstein International
    Value Portfolio                   2002  N/A                     $149,956
                                      2003  N/A                     $162,331
                                      2004  $311,760                $311,760

AllianceBernstein Small/Mid Cap
    Value Portfolio                   2002  N/A                     $ 87,645
                                      2003  N/A                     $ 21,567
                                      2004  $331,453                $331,453

AllianceBernstein Value
    Portfolio                         2002  N/A                     $ 37,118
                                      2003  N/A                     $      0
                                      2004  $172,333                $172,333

AllianceBernstein U.S. Large
    Cap Portfolio                     2002  N/A                     N/A
                                      2003  N/A                     $ 21,843
                                      2004  $23,973                 $101,258

AllianceBernstein Wealth
    Appreciation Strategy
    Portfolio                         2004  $0                      $ 33,919

AllianceBernstein Balanced
    Wealth Strategy Portfolio         2004  $0                      $ 46,264

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on December 14-16, 2004.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


          The Adviser believes that an in-depth understanding of regional supply/demand balances by property type (current and forecast) and information that may be particular to certain geographical real estate regions, such as local development restrictions, are critical to real estate investing. The Adviser also believes investment evaluations must include an assessment of the properties owned by each of the companies it considers for investment and their exposure to regional fundamentals as described above. In addition, the Adviser seeks to understand development projects for each company it considers for inclusion in a Portfolio, and the exposure of properties under development to regional fundamentals as described above. To complement internal research and enhance its knowledge of the markets, the Adviser will, from time to time, access external consulting materials, special studies and advisory relationships. At present, the company retains CB Richard Ellis ("CBRE") to provide current real estate market and property data. CBRE is the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and advisory services. CBRE provides exclusive access to its proprietary model, REIT/Score, which ranks approximately 124 of the largest public REITs, based on the relative attractiveness of the property markets in which they own real estate.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

          Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.

----------
1 Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.


          None of the investment professionals identified below owned any equity securities of the Portfolios directly or indirectly because shares of the Portfolios are held through the separate accounts of certain life insurance companies (the "Insurers").


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Mr. Thomas G. Kamp is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Kamp also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                                          Total Assets
                          Total Assets of       Number of Registered      of Registered
Total Number of           Registered            Investment Companies      Investment Companies
Registered Investment     Investment            Managed with              Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    5                     $6,384,409,353        None                      None

                           POOLED INVESTMENT VEHICLES

                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed
Vehicles Managed          Vehicles Managed      Performance-based Fees    with Performance-based Fees
----------------          ----------------      ----------------------    ---------------------------
    2                     $342,421,834          None                      None

                                 OTHER ACCOUNTS

                          Total Assets of       Number of Other           Total Assets of
Total Number of           Other Accounts        Accounts Managed with     Other Accounts with
Other Accounts Managed    Managed               Performance-based Fees    Performance-based Fees
----------------------    -------               ----------------------    ----------------------
    13                    $1,819,511,974        1                         $286,358,507



ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)


                          Total Assets of       Number of Registered      Total Assets of
Total Number of           Registered            Investment Companies      Registered Investment
Registered Investment     Investment            Managed with              Companies Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    5                     $11,574,617,646       None                      None


                           POOLED INVESTMENT VEHICLES



                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed with
Vehicles Managed          Vehicles Managed      Performance-based Fees    Performance-based Fees
----------------          ----------------      ----------------------    ----------------------
    None                  None                  None                      None


                                 OTHER ACCOUNTS

                          Total Assets of       Number of Other           Total Assets of
Total Number of Other     Other Accounts        Accounts Managed with     Other Accounts with
Accounts Managed          Managed               Performance-based Fees    Performance-based Fees
----------------          -------               ----------------------    ----------------------
    13                    $2,788,469,340        1                         $1,648,961,372


ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio (since 2002).


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004 with respect to Mr. Kelley and as of March 1, 2005 with respect to Mr. Pelensky.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)


                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
John Kelley               1                     $1,715,124,323           None                      None
Stephen Pelensky          1                     $1,741,460,678           None                      None


                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                       Total Number of          Total Assets of          Vehicles                  Vehicles
                       Pooled Investment        Pooled Investment        Managed with              Managed with
Portfolio Manager      Vehicles Managed         Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------      ----------------         ----------------         ----------------------    ----------------------
John Kelley            None                     None                     None                      None
Stephen Pelensky       None                     None                     None                      None


                                 OTHER ACCOUNTS


                       Total                    Total Assets             Number of Other           Total Assets of
                       Number of Other          of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager      Accounts Managed         Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------      ----------------         ----------------         ----------------------    ----------------------
John Kelley            1                        $116,436,836             None                      None
Stephen Pelensky       5                        $174,565,239             None                      None



ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. While the members of the Global Fixed Income: Emerging Market Investment Team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Paul DeNoon, a member of the Global Fixed Income:
Emerging Market Investment Team is responsible for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. DeNoon also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                                          Total Assets
                          Total Assets of       Number of Registered      of Registered
Total Number of           Registered            Investment Companies      Investment Companies
Registered Investment     Investment            Managed with              Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    7                     $3,673,646,540        None                      None



                           POOLED INVESTMENT VEHICLES

                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed
Vehicles Managed          Vehicles Managed      Performance-based Fees    with Performance-based Fees
----------------          ----------------      ----------------------    ---------------------------
    3                     $4,985,492,205        None                      None



                                OTHER ACCOUNTS


                          Total Assets of       Number of Other           Total Assets of
Total Number of           Other Accounts        Accounts Managed with     Other Accounts with
Other Accounts Managed    Managed               Performance-based Fees    Performance-based Fees
----------------------    -------               ----------------------    ----------------------
    None                  None                  None                      None



ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          Ms. Anne Tsao is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                                          Total Assets
                          Total Assets of       Number of Registered      of Registered
Total Number of           Registered            Investment Companies      Investment Companies
Registered Investment     Investment            Managed with              Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    1                     $214,564,129          None                      None



                            POOLED INVESTMENT VEHICLES

                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed
Vehicles Managed          Vehicles Managed      Performance-based Fees    with Performance-based Fees
----------------          ----------------      ----------------------    ---------------------------
    None                  None                  None                      None



                                 OTHER ACCOUNTS


                          Total Assets of       Number of Other           Total Assets of
Total Number of           Other Accounts        Accounts Managed with     Other Accounts with
Other Accounts Managed    Managed               Performance-based Fees    Performance-based Fees
----------------------    -------               ----------------------    ----------------------
    None                  None                  None                      None



ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          Mr. Alan Levi is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                                          Total Assets
                          Total Assets of       Number of Registered      of Registered
Total Number of           Registered            Investment Companies      Investment Companies
Registered Investment     Investment            Managed with              Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    3                     $6,650,466,535        2                         $4,594,598,044



                                     POOLED INVESTMENT VEHICLES

                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed
Vehicles Managed          Vehicles Managed      Performance-based Fees    with Performance-based Fees
----------------          ----------------      ----------------------    ---------------------------
    1                     $15,066,048           None                      None



                                 OTHER ACCOUNTS

                          Total Assets of       Number of Other           Total Assets of
Total Number of           Other Accounts        Accounts Managed with     Other Accounts with
Other Accounts Managed    Managed               Performance-based Fees    Performance-based Fees
----------------------    -------               ----------------------    ----------------------
    15                    $2,005,524,208        None                      None



ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          Ms. Janet Walsh is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Walsh also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                        REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                                          Total Assets
                          Total Assets of       Number of Registered      of Registered
Total Number of           Registered            Investment Companies      Investment Companies
Registered Investment     Investment            Managed with              Managed with
Companies Managed         Companies Managed     Performance-based Fees    Performance-based Fees
-----------------         -----------------     ----------------------    ----------------------
    6                     $2,854,651,710        1                        $98,262,351



                           POOLED INVESTMENT VEHICLES

                                                Number of Pooled          Total Assets of
Total Number of           Total Assets of       Investment Vehicles       Pooled Investment
Pooled Investment         Pooled Investment     Managed with              Vehicles Managed
Vehicles Managed          Vehicles Managed      Performance-based Fees    with Performance-based Fees
----------------          ----------------      ----------------------    ---------------------------
    5                     $1,227,595,725        None                      None



                                 OTHER ACCOUNTS

                          Total Assets of       Number of Other           Total Assets of
Total Number of           Other Accounts        Accounts Managed with     Other Accounts with
Other Accounts Managed    Managed               Performance-based Fees    Performance-based Fees
----------------------    -------               ----------------------    ----------------------
    27                    $913,116,641          2                         $90,103,796



ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The management of and investment decisions for each of the Portfolio's portfolios are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. Day-to-day responsibilities for coordinating the Portfolios' investments resides with Seth
J. Masters, the Chief Investment Officer of the Blend Investment Policy Team. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which Mr. Masters has day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                (excluding each Portfolio in its respective row)


                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio                 Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
US Large Cap
Blended Style Portfolio   15                    $24,424,202,672          None                      None

Wealth
Appreciation Strategy     15                    $24,424,663,815          None                      None

Balanced Wealth Strategy  15                    $24,414,291,367          None                      None



                           POOLED INVESTMENT VEHICLES


                                                                        Number of Pooled           Total Assets of
                          Total Number of         Total Assets of       Investment Vehicles        Pooled Investment
                          Pooled Investment       Pooled Investment     Managed with               Vehicles Managed
Portfolio                 Vehicles Managed        Vehicles Managed      Performance-based Fees     with Performance-based Fees
---------                 ----------------        ----------------      ----------------------     ---------------------------
US Large Cap
Blended Style Portfolio   23                      $1,201,006,383        2                          $106,574,841

Wealth
Appreciation Strategy     23                      $1,201,006,383        2                          $106,574,841

Balanced Wealth Strategy  23                      $1,201,006,383        2                          $106,574,841

                                 OTHER ACCOUNTS

                          Total Number of         Total Assets of       Number of Other            Total Assets of
                          Other Accounts          Other Accounts        Accounts Managed with      Other Accounts with
Portfolio                 Managed                 Managed               Performance-based Fees     Performance-based Fees
---------                 -------                 -------               ----------------------     ----------------------

US Large Cap
Blended Style Portfolio   76                      $13,766,322,370       9                          $1,411,112,668

Wealth
Appreciation Strategy     76                      $13,766,322,370       9                          $1,411,112,668

Balanced Wealth Strategy  76                      $13,766,322,370       9                          $1,411,112,668



ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Global Research Growth sector analyst-managers with oversight by the Adviser's Global Research Growth Oversight Group. Mr. Norman M. Fidel, Ms. Jane E. Schneirov, Ms. Gina M. Griffin, Ms. Janet A. Walsh, Mr. Thomas A Schmitt, and Ms. Francis X. Suozzo are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.



                        REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Norman M. Fidel       6                     $312,873,191             None                      None
Ms. Jane E. Schneirov     2                     $13,567,451              None                      None
Ms. Gina M. Griffin       2                     $20,810,783              None                      None
Ms. Janet A. Walsh        7                     $3,136,713,038           1                         $98,262,351
Mr. Thomas A Schmitt      3                     $31,753,448              None                      None
Mr. Fancis X. Suozzo      2                     $16,620,532              None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Norman M. Fidel       7                     $1,142,513,806           None                      None
Ms. Jane E. Schneirov     6                     $495,332,234             None                      None
Ms. Gina M. Griffin       6                     $757,573,589             None                      None
Ms. Janet A. Walsh        7                     $1,227,595,725           None                      None
Mr. Thomas A Schmitt      6                     $727,135,990             None                      None
Mr. Fancis X. Suozzo      6                     $612,281,657             None                      None



                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Norman M. Fidel       26                    $775,333,636             2                         $78,109,376
Ms. Jane E. Schneirov     26                    $724,119,698             2                         $73,597,227
Ms. Gina M. Griffin       27                    $1,270,342,662           3                         $268,041,051
Ms. Janet A. Walsh        27                    $913,116,641             2                         $90,103,796
Mr. Thomas A Schmitt      26                    $1,029,806,781           2                         $107,551,172
Mr. Fancis X. Suozzo      26                    $899,144,172             2                         $91,560,710



ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's International Research Growth sector analyst-managers with oversight by the Adviser's International Research Growth Oversight Group. Mr. William Johnston, Ms. Isabel Buccellati, Mr. Michele Patri, Ms. Valli Niththyananthan, Mr. Atsushi Yamamoto, Mr. Hiromitsu Agata and Mr. Thomas Schmitt are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                            Total Number                                   Number of                 Total Assets of
                            of Registered         Total Assets of          Registered Investment     Registered Investment
                            Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager           Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------           -----------------     -----------------        ----------------------    ----------------------
Mr. William Johnston        None                  None                     None                      None
Ms. Isabel Buccellati       None                  None                     None                      None
Mr. Michele Patri           None                  None                     None                      None
Ms. Valli Niththyananthan   None                  None                     None                      None
Mr. Atsushi Yamamoto        None                  None                     None                      None
Mr. Hiromitsu Agata         None                  None                     None                      None
Mr. Thomas Schmitt          2                     $19,544,866              None                      None



                           POOLED INVESTMENT VEHICLES

                                                                           Number of Pooled          Total Assets of
                                                                           Investment                Pooled Investment
                            Total Number of       Total Assets of          Vehicles                  Vehicles
                            Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager           Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------           ----------------      ----------------         ----------------------    ----------------------
Mr. William Johnston        None                  None                     None                      None
Ms. Isabel Buccellati       None                  None                     None                      None
Mr. Michele Patri           None                  None                     None                      None
Ms. Valli Niththyananthan   None                  None                     None                      None
Mr. Atsushi Yamamoto        None                  None                     None                      None
Mr. Hiromitsu Agata         1                     $125,452,000             None                      None
Mr. Thomas Schmitt          6                     $727,135,990             None                      None


                               OTHER ACCOUNTS

                            Total                    Total Assets             Number of Other           Total Assets of
                            Number of Other          of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager           Accounts Managed         Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------           ----------------         ----------------         ----------------------    ----------------------
Mr. William Johnston        None                     None                     None                      None
Ms. Isabel Buccellati       None                     None                     None                      None
Mr. Michele Patri           None                     None                     None                      None
Ms. Valli Niththyananthan   None                     None                     None                      None
Mr. Atsushi Yamamoto        None                     None                     None                      None
Mr. Hiromitsu Agata         None                     None                     None                      None
Mr. Thomas Schmitt          26                       $1,029,806,781           2                         $107,551,172



ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Money Market Investment Team. Mr. Raymond J. Papera, Ms. Maria Cona and Mr. Jason Moshos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Raymond J.Papera      13                    $27,456,778,173          None                      None
Ms. Maria Cona            None                  None                     None                      None
Mr. Jason Moshos          None                  None                     None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Raymond J. Papera     None                  None                     None                      None
Ms. Maria Cona            None                  None                     None                      None
Mr. Jason Moshos          None                  None                     None                      None



                                OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Raymond J. Papera     21                    $279,630,690             None                      None
Ms. Maria Cona            None                  None                     None                      None
Mr. Jason Moshos          None                  None                     None                      None



ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade Fixed Income Team. Mr. Matthew Bloom, Ms. Alison Martier and Mr. Greg Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Matthew Bloom         5                     $6,485,251,117           None                      None
Ms. Alison Martier        None                  None                     None                      None
Mr. Greg Wilensky         1                     $23,287,517              None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Matthew Bloom         2                     $55,912,767              None                      None
Ms. Alison Martier        4                     $175,624,523             None                      None
Mr. Greg Wilensky         None                  None                     None                      None


                                  OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Matthew Bloom         60                    $2,387,178,919           None                      None
Ms. Alison Martier        66                    $4,526,676,179           None                      None
Mr. Greg Wilensky         31                    $1,951,172,178           3                         $533,989,301



ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Ms. Sheryl Rothman and Mr. Michael Snyder are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                        REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)


                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Gershon Distenfeld    1                     $33,215,315              None                      None
Ms. Sheryl Rothman        2                     $1,071,142,885           None                      None
Mr. Michael Snyder        3                     $762,740,280             None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Gershon Distenfeld    1                     $1,272,046,101           None                      None
Ms. Sheryl Rothman        1                     $219,276,227             None                      None
Mr. Michael Snyder        None                  None                     None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Gershon Distenfeld    2                     $11,021,814              None                      None
Ms. Sheryl Rothman        5                     $501,723,688             None                      None
Mr. Michael Snyder        None                  None                     None                      None



ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Michael L. Mon        5                     $2,033,592,682           None                      None
Mr. Douglas J. Peebles    4                     $976,430,136             None                      None
Mr. Matthew Sheridan      None                  None                     None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Michael L. Mon        None                  None                     None                      None
Mr. Douglas J. Peebles    3                     $1,202,755,437           None                      None
Mr. Matthew Sheridan      None                  None                     None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Michael L. Mon        9                     $409,715,720             2                         $144,439,039
Mr. Douglas J. Peebles    4                     $115,107,016             None                      None
Mr. Matthew Sheridan      None                  None                     None                      None



ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Michael L. Mon, Mr. Douglas J. Peebles and Mr. Scott DiMaggio are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Paul J. DeNoon        7                     $3,644,594,748           None                      None
Mr. Michael L. Mon        5                     $2,103,763,683           None                      None
Mr. Douglas J. Peebles    4                     $976,430,136             None                      None
Mr. Scott DiMaggio        2                     $235,028,538             None                      None



                       POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Paul J. DeNoon        3                     $4,985,492,205           None                      None
Mr. Michael L. Mon        None                  None                     None                      None
Mr. Douglas J. Peebles    3                     $1,202,755,437           None                      None
Mr. Scott DiMaggio        None                  None                     None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Paul J. DeNoon        None                  None                     None                      None
Mr. Michael L. Mon        9                     $409,715,720             2                         $144,439,039
Mr. Douglas J. Peebles    4                     $115,107,016             None                      None
Mr. Scott DiMaggio        9                     $930,028,428             None                      None



ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Emerging Growth Investment Team. Mr. Edward Baker and Mr. Michael Levy are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Edward Baker          3                     $516,122,243             None                      None
Mr. Michael Levy          2                     $377,013,673             None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Edward Baker          None                  None                     None                      None
Mr. Michael Levy          None                  None                     None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Edward Baker          2                     $8,148,093               None                      None
Mr. Michael Levy          1                     $30,198,029              None                      None



ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Mark Attalienti, Mr. Kumar Kirpalani and Ms. Samantha Lau are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Bruce K. Aronow       7                     $2,280,898,966           None                      None
Mr. Mark Attalienti       7                     $2,280,898,966           None                      None
Mr. Kumar Kirpalani       7                     $2,280,898,966           None                      None
Ms. Samantha Lau          7                     $2,280,898,966           None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Bruce K. Aronow       2                     $78,474,227              None                      None
Mr. Mark Attalient        2                     $78,474,227              None                      None
Mr. Kumar Kirpalani       2                     $78,474,227              None                      None
Ms. Samantha Lau          2                     $78,474,227              None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Bruce K. Aronow       25                    $1,615,933,553           1                         $200,635,685
Mr. Mark Attalienti       25                    $1,615,933,553           1                         $200,635,685
Mr. Kumar Kirpalani       25                    $1,615,933,553           1                         $200,635,685
Ms. Samantha Lau          25                    $1,615,933,553           1                         $200,635,685



ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Joseph G. Paul            14                    $3,205,434,835           None                      None
Teresa Marziano           6                     $1,253,963,196           None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Joseph G. Paul            4                     $970,712,017             1                         $778,289,886
Teresa Marziano           1                     $33,075,977              None                      None



                                 OTHER ACCOUNTS

                          Total                    Total Assets             Number of Other           Total Assets of
                          Number of Other          of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed         Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------         ----------------         ----------------------    ----------------------
Joseph G. Paul            62                    $1,947,868,708           None                      None
Teresa Marziano           4                     $37,853,909              None                      None



ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A Martini are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(2). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.

----------
2 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Ms. Sharon E. Fay         45                    $12,451,928,488          1                         $779,002,324
Mr. Kevin F. Simms        38                    $11,357,447,031          1                         $779,002,324
Mr. Henry S. D'Auria      43                    $13,473,489,127          1                         $779,002,324
Mr. Giulio A. Martini     38                    $11,357,447,031          1                         $779,002,324



                        POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Ms. Sharon E. Fay         90                    $4,897,544,347           None                      None
Mr. Kevin F. Simms        90                    $5,163,453,357           2                         $628,732,556
Mr. Henry S. D'Auria      92                    $5,775,559,499           None                      $73,068,989
Mr. Giulio A. Martini     88                    $4,447,719,435           None                      None


                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Ms. Sharon E. Fay         345                   $52,386,367,776          46                        $8,267,524,125
Mr. Kevin F. Simms        315                   $44,564,212,914          29                        $3,145,109,215
Mr. Henry S. D'Auria      329                   $48,053,910,728          35                        $4,879,771,498
Mr. Giulio A. Martini     315                   $44,564,212,924          29                        $3,145,109,215



ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by Small/Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, Mr. David Pasquale and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Mr. Joseph G. Paul        14                    $3,099,911,220           None                      None
Mr. James W. MacGregor    7                     $1,689,850,720           None                      None
Mr. David Pasquale        7                     $1,689,850,720           None                      None
Mr. Andrew J. Weiner      7                     $1,689,850,720           None                      None



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Joseph G. Paul        4                     $970,712,017             1                         $778,289,886
Mr. James W. MacGregor    2                     $356,000                 None                      None
Mr. David Pasquale        2                     $356,000                 None                      None
Mr. Andrew J. Weiner      2                     $356,000                 None                      None



                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Mr. Joseph G. Paul        62                    $1,947,868,708           None                      None
Mr. James W. MacGregor    58                    $1,910,014,799           None                      None
Mr. David Pasquale        58                    $1,910,014,799           None                      None
Mr. Andrew J. Weiner      58                    $1,910,014,799           None                      None



ALLIANCEBERNSTEIN VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Philips are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2004.

----------
3 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.



                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                          Total Number                                   Number of                 Total Assets of
                          of Registered         Total Assets of          Registered Investment     Registered Investment
                          Investment            Registered Investment    Companies Managed with    Companies Managed with
Portfolio Manager         Companies Managed     Companies Managed        Performance-based Fees    Performance-based Fees
-----------------         -----------------     -----------------        ----------------------    ----------------------
Ms. Marilyn G. Fedak      40                    $19,013,743,895          1                         $5,812,885,575
Mr. John Mahedy           40                    $19,013,743,895          1                         $5,812,885,575
Mr. Christopher Marx      40                    $19,013,743,895          1                         $5,812,885,575
Mr. John D. Philips       40                    $19,013,743,895          1                         $5,812,885,575



                           POOLED INVESTMENT VEHICLES

                                                                         Number of Pooled          Total Assets of
                                                                         Investment                Pooled Investment
                          Total Number of       Total Assets of          Vehicles                  Vehicles
                          Pooled Investment     Pooled Investment        Managed with              Managed with
Portfolio Manager         Vehicles Managed      Vehicles Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Ms. Marilyn G. Fedak      4                     $652,280,174             None                      None
Mr. John Mahedy           4                     $652,280,174             None                      None
Mr. Christopher Marx      4                     $652,280,174             None                      None
Mr. John D. Philips       4                     $652,280,174             None                      None



                                 OTHER ACCOUNTS

                          Total                 Total Assets             Number of Other           Total Assets of
                          Number of Other       of Other                 Accounts Managed with     Other Accounts with
Portfolio Manager         Accounts Managed      Accounts Managed         Performance-based Fees    Performance-based Fees
-----------------         ----------------      ----------------         ----------------------    ----------------------
Ms. Marilyn G. Fedak      27,845                $53,403,010,880          14                        $3,152,941,506
Mr. John Mahedy           27,845                $53,403,010,880          14                        $3,152,941,506
Mr. Christopher Marx      27,845                $53,403,010,880          14                        $3,152,941,506
Mr. John D. Philips       27,845                $53,403,010,880          14                        $3,152,941,506


DISTRIBUTION SERVICES AGREEMENT

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on December 14-16, 2004.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          During the fiscal year ended December 31, 2004, the AllianceBernstein Global Bond Portfolio, AllianceBernstein International Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBerstein Balanced Wealth Strategy Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $32,164, $12,389 , $102,508 , $1,554,412, $4,603,123,
$60,942, $348,513, $25,192, $427,447, $46,884, $135,416, $92,987, $25,437,
$19,426, $10,677, $11,108, $435,830, $266,143, $328,189, $29,594, $6,185 and
$10,258, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $31,552, $13,316, $214,300, $806,265, $1,727,386, $33,488, $502,703,
$241,007, $643,193, $145,511, $275,618, $24,973, $48,940, $47,266, $91,143,
$19,883, $372,705, $465,893, $380,300, $292,048, $119,088 and $113,088 for the
AllianceBernstein Global Bond Portfolio, AllianceBernstein International Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio, respectively.

          For the fiscal year ended December 31, 2004, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                           Alliance-    Alliance-    Alliance-
                            Alliance-      Bernstein    Bernstein    Bernstein
                            Bernstein      Interna-     Money        Large Cap
Category of                 Global Bond    tional       Market       Growth
Expense                     Portfolio      Portfolio    Portfolio    Portfolio
-------                     ---------      ---------    ---------    ---------

Advertising/
Marketing                   $0             $0           $11          $126

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                $0             $0           $0           $0

Compensation to
Underwriters                $30,139        $4,145       $57,377      $212,012

Compensation to
Dealers                     $19,340        $2,033       $38,778      $149,989

Compensation to Sales
Personnel                   $0             $16,245      $177,379     $1,839,227

Interest, Carrying or
Other Financing
Charges                     $0             $0           $0           $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $14,237        $3,282       $43,263      $159,323

Totals                      $63,716        $25,705      $316,808     $2,360,677

                                           Alliance-
                                           Bernstein                 Alliance-
                            Alliance-      U.S.                      Bernstein
                            Bernstein      Gov't/High   Alliance-    Worldwide
                            Growth and     Grade        Bernstein    Privatiza-
Category of                 Income         Securities   Growth       tion
Expense                     Portfolio      Portfolio    Portfolio    Portfolio
-------                     ---------      ---------    ---------    ---------

Advertising/
Marketing                   $75            $0           $26          $9

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $0             $0           $0           $0

Compensation to
Underwriters                $467,434       $9,285       $132,089     $64,194

Compensation to
Dealers                     $305,801       $5,837       $92,139      $43,569

Compensation to Sales
Personnel                   $5,196,829     $72,204      $527,027     $109,923

Interest, Carrying or
Other Financing
Charges                     $0             $0           $0           $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $360,370       $7,104       $99,935      $48,504

Totals                      $6,330,509     $94,430      $851,216     $266,199

                                                        Alliance-
                            Alliance-      Alliance-    Bernstein    Alliance-
                            Bernstein      Bernstein    Real         Bernstein
                            Global         Small Cap    Estate       Total
Category of                 Technology     Growth       Investment   Return
Expense                     Portfolio      Portfolio    Portfolio    Portfolio
-------                     ---------      ---------    ---------    ---------

Advertising/
Marketing                   $0             $10          $0           $0

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $0             $0           $0           $0

Compensation to
Underwriters                $174,564       $37,471      $76,355      $6,814

Compensation to
Dealers                     $112,624       $27,327      $50,442      $4,458

Compensation to Sales
Personnel                   $649,086       $100,290     $227,781     $101,541

Interest, Carrying or
Other Financing
Charges                     $0             $0           $0           $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $134,366       $27,297      $56,456      $5,147

Totals                      $1,070,640     $192,395     $411,034     $117,960

                                           Alliance-    Alliance-
                                           Bernstein    Bernstein    Alliance-
                            Alliance-      Americas     Global       Bernstein
                            Bernstein      Gov't        Dollar       Utility
Category of                 High Yield     Income       Gov't        Income
Expense                     Portfolio      Portfolio    Portfolio    Portfolio
-------                     ---------      ---------    ---------    ---------

Advertising/
Marketing                   $0             $3           $0           $0

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $0             $0           $0           $0

Compensation to
Underwriters                $13,136        $12,678      $24,863      $5,190

Compensation to
Dealers                     $8,704         $8,555       $15,706      $3,739

Compensation to Sales
Personnel                   $42,537        $35,844      $42,142      $18,217

Interest, Carrying or
Other Financing
Charges                     $0             $0           $0           $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $10,000        $9,612       $19,109      $3,845

Totals                      $74,377        $66,692      $101,820     $30,991

                            Alliance-      Alliance-                 Alliance-
                            Bernstein      Bernstein                 Bernstein
                            Interna-       Small/       Alliance-    U.S. Large
                            tional         Mid Cap      Bernstein    Cap Blended
Category of                 Value          Value        Value        Style
Expense                     Portfolio      Portfolio    Portfolio    Portfolio
-------                     ---------      ---------    ---------    ---------

Advertising/
Marketing                   $14            $9           $13          $14

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $0             $0           $0           $0

Compensation to
Underwriters                $99,439        $122,183     $101,807     $76,311

Compensation to
Dealers                     $67,133        $86,434      $68,156      $52,871

Compensation to Sales
Personnel                   $566,939       $434,107     $460,988     $135,303
Interest, Carrying or
Other Financing
Charges                     $0             $0           $0           $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $75,010        $89,303      $77,525      $57,143

Totals                      $808,535       $732,036     $708,489     $321,642

                            Alliance-      Alliance-
                            Bernstein      Bernstein
                            Wealth         Balanced
                            Appreciation   Wealth
Category of                 Strategy       Strategy
Expense                     Portfolio      Portfolio
-------                     ---------      ---------

Advertising/
Marketing                   $0             $0

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $0             $0

Compensation to
Underwriters                $36,402        $35,167

Compensation to
Dealers                     $20,224        $19,455

Compensation to Sales
Personnel                   $41,172        $42,116

Interest, Carrying or
Other Financing
Charges                     $0             $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $27,475        $26,608

Totals                      $125,273       $123,346

--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios."

          Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

          The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

          The Fund's Board of Directors has adopted polices and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

          Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage").

          Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that may be adversely affected by price arbitrage include, in particular, those Portfolios that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

          Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

          Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

          Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.

REDEMPTION OF SHARES

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

PAYMENTS TO FINANCIAL INTERMEDIARIES

          Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any 12b-1 fee that you or the Portfolios may pay.

          In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

          Insurers or your financial intermediary receives compensation from the Portfolios, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    12b-1 fees;

          o    defrayal of costs for educational seminars and training;

          o    additional distribution support; and

          o payments related to providing Contractholder record-keeping and/or administrative services

          Please read your Portfolio's Prospectus carefully for information on this compensation.

          ABIRM and/or Alliance may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

          Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABIRM, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $300,000. In 2004, ABIRM paid additional payments of approximately $200,000 for the Portfolios.

          If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

          Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, Alliance, ABIRM and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

          ABIRM anticipates that the Insurers that will receive additional payments for educational support include:

     AIG SunAmerica
     All State Financial
     ING
     Lincoln Financial Group
     Morgan Stanley

          ABIRM may also make additional payments for distribution services to AIG SunAmerica for payments it makes to distributors of AIG SunAmerica's Ovation Products, including Citigroup Global Markets.

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values itsr securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the assets of the Portfolios to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

          Each Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

          The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

          The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest, each an affiliate of the Adviser and the Fund's distributor, for which SCB & Co. or Advest may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                                     AGGREGATE     BROKERAGE
                                         FISCAL      BROKERAGE     COMMISSION
                                       YEAR ENDED    COMMISSION     PAID TO
             PORTFOLIO                DECEMBER 31       PAID       SCB & Co.
             ---------                -----------       ----       ---------

AllianceBernstein Growth Portfolio
                                          2002       $  464,895     $    2,815
                                          2003       $  300,559     $    1,240
                                          2004       $  406,802     $    5,956

AllianceBernstein Growth and Income
    Portfolio
                                          2002       $5,089,476     $  318,196
                                          2003       $3,904,261     $  260,705
                                          2004       $3,213,606     $  318,467

AllianceBernstein
    Global Bond Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $        0     $        0

AllianceBernstein
    Global Dollar Government
    Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $        0     $        0

AllianceBernstein
    High Yield Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $      292     $        0

AllianceBernstein
    International Portfolio
                                          2002       $  168,020     $      233
                                          2003       $  164,709     $        0
                                          2004       $  300,831     $        0

AllianceBernstein
    Money Market Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $        0     $        0

AllianceBernstein Americas
    Government Income Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $        0     $        0

AllianceBernstein Large Cap Growth
    Portfolio
                                          2002       $6,596,311     $  311,635
                                          2003       $4,045,107     $  188,480
                                          2004       $2,982,600     $  216,322

AllianceBernstein Small Cap Growth
    Portfolio
                                          2002       $  720,495     $    3,444
                                          2003       $  433,127     $        0
                                          2004       $  261,803     $    2,077

AllianceBernstein Real Estate
    Investment Portfolio
                                          2002       $  113,189     $    1,365
                                          2003       $  101,093     $        0
                                          2004       $  134,533     $   39,150

AllianceBernstein Global Technology
    Portfolio
                                          2002       $  963,875     $   32,458
                                          2003       $1,053,536     $   30,500
                                          2004       $1,210,680     $   59,578

AllianceBernstein Total Return
    Portfolio
                                          2002       $  259,136     $        0
                                          2003       $  141,292     $        0
                                          2004       $  103,358     $        0

AllianceBernstein
    U.S. Government/High
    Grade Securities Portfolio
                                          2002       $        0     $        0
                                          2003       $        0     $        0
                                          2004       $        0     $        0

AllianceBernstein
    Utility Income Portfolio
                                          2002       $  178,592     $    2,780
                                          2003       $  148,510     $    6,140
                                          2004       $   73,466     $        0

AllianceBernstein Worldwide
    Privatization Portfolio
                                          2002       $   90,266     $        0
                                          2003       $   74,728     $        0
                                          2004       $  141,472     $        0

AllianceBernstein Small/Mid Cap
    Value Portfolio
                                          2002       $  229,834     $  115,881
                                          2003       $  201,066     $  114,816
                                          2004       $  275,109     $  147,309

AllianceBernstein Value Portfolio
                                          2002       $  123,903     $   73,126
                                          2003       $  139,185     $   87,949
                                          2004       $  144,391     $   92,625

AllianceBernstein International
    Value Portfolio
                                          2002       $   65,592     $    3,988
                                          2003       $  162,924     $   16,922
                                          2004       $  540,696     $   62,440

AllianceBernstein U.S. Large Cap
    Blended Style Portfolio
                                          2003       $   11,112     $    5,579
                                          2004       $   24,752     $   12,851

AllianceBernstein Wealth
    Appreciation Strategy Portfolio
                                          2004       $   25,508     $    3,257

AllianceBernstein Balanced Wealth
    Strategy Portfolio
                                          2004       $   27,708     $    4,915

          During the most recent fiscal year, the percentage of the aggregate brokerage commission, stated above, paid by each Portfolio to SCB & Co. and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions through SCB & Co. was as follows:

                                                              % of Aggregate
                                                              Dollar Amount of
                                                              Transactions
                                                              Involving the
                                        % of Aggregate        Payment of
                                        rokerage Commission   Commissions
Portfolio                               aid to SCB & Co.      Through SCB & Co.
---------                               ----------------      -----------------

AllianceBernstein
    Growth Portfolio                                1%                       1%
AllianceBernstein
    Growth and Income Portfolio                    10%                      11%
AllianceBernstein
    Global Bond Portfolio                           0%                       0%
AllianceBernstein Global
    Dollar Government Portfolio                     0%                       0%
AllianceBernstein
    High Yield Portfolio                            0%                       0%
AllianceBernstein
    International Portfolio                         0%                       0%
AllianceBernstein
    Money Market Portfolio                          0%                       0%
AllianceBernstein
    Americas Government
    Income Portfolio                                0%                       0%
AllianceBernstein Large Cap
    Growth Portfolio                                7%                       7%
AllianceBernstein Small Cap
      Growth Portfolio                              1%                       1%
AllianceBernstein
    Real Estate Investment
    Portfolio                                      29%                      33%
AllianceBernstein
    Global Technology Portfolio                     5%                       4%
AllianceBernstein
    Total Return Portfolio                          0%                       0%
AllianceBernstein
    U.S. Government/High
    Grade Securities Portfolio                      0%                       0%
AllianceBernstein
    Utility Income Portfolio                        0%                       0%
AllianceBernstein
    Worldwide Privatization
    Portfolio                                       0%                       0%
AllianceBernstein
    Small/Mid Cap Value Portfolio                  53%                      49%
AllianceBernstein Value
    Portfolio                                      64%                      57%
AllianceBernstein
    International Value Portfolio                  12%                       7%
AllianceBernstein U.S. Large
    Cap Blended Style Portfolio                    52%                      47%
AllianceBernstein Wealth Appreciation
    Strategy Portfolio                             13%                      17%
AllianceBernstein Balanced Wealth
    Strategy Portfolio                             18%                      11%


DISCLOSURE OF PORTFOLIO HOLDINGS


          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.


          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


          Alliance may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


          Alliance has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Directors determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and Bowne & Co., Inc. and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Total Return Portfolio, Alliance International Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance Worldwide Privatization Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio. The AllianceBernstein Quasar Portfolio's name was changed again on May 3, 2004 to the AllianceBernstein Small Cap Growth Portfolio. On May 2, 2005, the AllianceBernstein Premier Growth Portfolio's name was changed to the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Technology Portfolio's name was changed to the AllianceBernstein Global Technology Portfolio and the AllianceBernstein Small Cap Value Portfolio's name was changed to the AllianceBernstein Small/Mid Cap Value Portfolio.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

          The outstanding voting shares of each outstanding Portfolio of the Fund as of April 1, 2005 consisted of the following numbers of Class A common stock and Class B common stock, respectively: AllianceBernstein Money Market Portfolio, 41,337,949 and 28,352,341; AllianceBernstein Large Cap Growth Portfolio, 26,292,746 and 25,322,802; AllianceBernstein Growth and Income Portfolio, 25,563,499 and 88,036,221; AllianceBernstein U.S. Government/High Grade Securities Portfolio, 7,909,630 and 2,075,433; AllianceBernstein High Yield Portfolio, 5,099,466 and 1,490,286; AllianceBernstein Total Return Portfolio, 9,944,252 and 2,451,392; AllianceBernstein International Portfolio, 3,775,990 and 498,945; AllianceBernstein Global Bond Portfolio, 4,213,041 and 1,086,049; AllianceBernstein Americas Government Income Portfolio, 3,410,374 and 668,225; AllianceBernstein Global Dollar Government Portfolio, 1,470,764 and 343,517; AllianceBernstein Utility Income Portfolio, 2,794,118 and 321,811; AllianceBernstein Growth Portfolio, 7,035,630 and 8,516,123; AllianceBernstein Worldwide Privatization Portfolio, 1,956,438 and 835,450; AllianceBernstein Global Technology Portfolio, 7,242,718 and 10,280,630; AllianceBernstein Small Cap Growth Portfolio, 5,014,342 and 1,870,752; AllianceBernstein Real Estate Investment Portfolio, 3,942,149 and 3,336,790; AllianceBernstein International Value Portfolio, 2,903,308 and 21,246,942; AllianceBernstein Small/Mid Cap Value Portfolio, 7,068,219 and 8,906,268; AllianceBernstein Value Portfolio, 451 and 12,113,895; AllianceBernstein U.S. Large Cap Blended Style Portfolio, 100,109 and 1,307,380; AllianceBernstein Wealth Appreciation Strategy Portfolio, 550,000 and 1,528,085; and AllianceBernstein Balanced Wealth Strategy Portfolio, 850,000 and 3,065,151. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of April 1, 2005.

CLASS A SHARES
--------------

                                                           NUMBER OF     % OF
                                                           CLASS A       CLASS A
PORTFOLIO             NAME AND ADDRESS                     SHARES        SHARES
---------             ----------------                     ------        ------

AllianceBernstein     AIG Life Insurance Company ("AIG")
Money Market          Attn: Ed Bacon
                      600 N. King Street
                      Wilmington, DE 19801-3722            28,119,825    68.02%

                      American International Life
                      Insurance Company of New York
                      ("American")
                      Attn: Ed Bacon
                      2727 A-Allen Parkway
                      Houston, TX 77019-2115                3,361,329    8.13%

                      Fortis Benefits ("Fortis")
                      Attn:  Bruce Fiedler
                      P.O. Box 64284
                      St. Paul, MN 55164-0284               8,914,532    21.57%

AllianceBernstein
Large Cap Growth      AIG                                   6,513,287    24.77%

                      Keyport Life Insurance Co.
                      ("Keyport")
                      Attn: James Joseph
                      P.O. Box 9133
                      Wellesley Hills, MA 02481-9133        1,777,642    6.76%

                      Merrill Lynch, Pierce, Fenner
                      & Smith, Inc. ("Merrill Lynch")
                      For the Sole Benefit of Its
                      Customers

                      4800 Deer Lake Dr., E.
                      Jacksonville, FL 32246-6484          12,986,331    49.39%

                      Allmerica Financial Life
                      Insurance & Annuity
                      Company ("Allmerica")
                      440 Lincoln Street
                      Worcester, MA  01653-0002             1,401,899    5.33%

AllianceBernstein
Growth and Income     AIG                                   9,997,301    39.11%

                      Lincoln Life Variable Annuity
                      ("Lincoln Life")
                      Fund Accounting
                      1300 S. Clinton Street
                      Fort Wayne, IN 46802-3518             4,006,983    15.67%

                      Merrill Lynch                         1,717,794    6.72%

                      ING Life Insurance and
                      Annuity Company ("ING")
                      151 Farmington Avenue
                      Hartford, CT 06156-0001               4,775,783    18.68%

AllianceBernstein
U.S. Government/
High Grade            AIG                                   6,891,059    87.12%

                      American                                783,517    9.91%

AllianceBernstein
High Yield            AIG                                   4,657,272    91.33%

                      American                                382,731    7.51%

AllianceBernstein
Total Return          AIG                                   8,975,946    90.26%

                      American                                619,301    6.23%

AllianceBernstein
International         AIG                                   3,039,441    80.49%

                      American                                355,057    9.40%

AllianceBernstein
Global Bond           AIG                                   1,360,721    32.30%

                      National Union Fire
                      Insurance Company of
                      Pittsburg PA
                      Attn:  Bill Tucker
                      80 Pine Street Fl. 39
                      New York, NY 10005-1704                 942,143    22.36%

                      Keyport                               1,462,098    34.70%

AllianceBernstein
Americas
Government Income     AIG                                   3,053,940    89.55%

                      American                                296,396    8.69%

AllianceBernstein
Global Dollar
Government            AIG                                   1,279,662    87.00%

                      American                                168,452    11.45%

AllianceBernstein
Utility Income        AIG                                   2,251,127    80.56%

                      American                                212,831    7.62%

                      Great West Life & Annuity
                      Insurance Company ("Great West")
                      8515 E. Orchard Road
                      Greenwood Village, CO  80111-5002       154,553    5.53%

AllianceBernstein
Growth                AIG                                   5,409,357    76.89%

                      American                                847,896    12.05%

AllianceBernstein
Worldwide
Privatization         AIG                                   1,702,250    87.01%

                      American                                248,374    12.70%

AllianceBernstein
Global Technology     AIG                                   4,459,751    61.58%

                      American                                768,273    10.61%

                      Lincoln Life                          1,490,279    20.58%

                      Merrill Lynch                           391,063    5.40%

AllianceBernstein
Small Cap Growth      AIG                                   3,950,229    78.78%

                      American                                474,483    9.46%

                      ING                                     448,870    8.95%

AllianceBernstein
Real Estate           AIG                                   2,275,673    57.73%

                      American                                227,607    5.77%

                      MetLife Investors
                      Variable Annuity
                      Account One ("MetLife -
                      Account One")
                      Attn: Shar Nevenhoven
                      4700 Westown Parkway
                      Suite 200
                      West Des Moines, IA 50266-6737          652,293    16.55%

                      Great West                              632,486    16.04%

AllianceBernstein
International Value   AIG                                   2,176,480    74.97%

                      Nationwide Insurance Co.
                      ("Nationwide")
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                 568,130    19.57%

AllianceBernstein
Small/Mid Cap Value   Lincoln Life                          2,717,731    38.45%

                      AIG                                   3,622,030    51.24%

AllianceBernstein
Value                 Alliance Capital Management LP
                      ("Alliance Capital")
                      Attn:  Controller
                      1345 Avenue of the Americas
                      New York, NY  10105-0302                    451    100.00%

AllianceBernstein
U.S. Large Cap
Blended Style         Alliance Capital
                                                              100,109    100.00%

AllianceBernstein
Wealth Appreciation
Strategy              Alliance Capital                        550,000    100.00%

AllianceBernstein
Balanced Wealth
Strategy              Alliance Capital                        850,000    100.00%

CLASS B SHARES
--------------

                                                           NUMBER OF     % OF
                                                           CLASS B       CLASS B
PORTFOLIO             NAME AND ADDRESS                     SHARES        SHARES
---------             ----------------                     ------        ------

Alliance Bernstein
Money Market          American                              2,586,114    9.12%

                      AIG                                  16,922,567    59.69%

                      Anchor National Life
                      Insurance Co.
                      ("Anchor National")
                      P.O. Box 54299
                      Los Angeles, CA  90054-0299           8,579,160    30.26%

AllianceBernstein
Large Cap Growth      AIG                                   3,077,931    12.15%

                      Transamerica Life Ins. &
                      Annuity Co. ("Transamerica")
                      4333 Edgewood Road NE
                      Cedar Rapids, IA  52499-0001          1,973,464    7.79%

                      Allmerica                             4,583,351    18.10%

                      Travelers Insurance Company
                      ("Travelers Insurance")
                      1 Tower Square
                      Attn: Shareholder Accounting
                      Hartford, CT  06183-0001              3,856,754    14.44%

                      Allstate Life Insurance Company
                      ("Allstate")
                      300 N. Milwaukee Avenue
                      Vernon Hills, IL 60061-1533           1,832,241    7.24%

                      Lincoln Life                          1,510,704    5.97%

                      GE Life and Annuity
                      Assurance Company ("GE Life")
                      6610 W. Broad St.
                      Richmond, VA  23230-1702              1,401,759    5.54%

AllianceBernstein
Growth and Income     Lincoln Life                          7,976,467    9.06%

                      Allmerica                             7,738,549    8.79%

                      AIG                                   8,031,284    9.12%

                      IDS Life Insurance Corporation
                      ("IDS")
                      1438 AXP Financial Ctr.
                      Minneapolis, MN  55474-0014          17,887,993    20.32%

                      GE Life                               7,983,889    9.07%

                      Allstate                              9,375,527    10.65%

                      Travelers Insurance                   5,676,639    6.45%

                      TransAmerica                          4,630,673    5.26%

AllianceBernstein
U.S. Government/
High Grade            AIG                                     235,702    11.36%

                      Anchor National                       1,497,975    72.18%

                      American Enterprise Life
                      Insurance Co. ("American
                      Enterprise")
                      Minneapolis, MN  55474                  318,441    15.34%

AllianceBernstein
High Yield            Anchor National                       1,490,255    100.00%

AllianceBernstein
Total Return          Anchor National                       2,267,276    92.49%

AllianceBernstein
International         Keyport                                  38,635    7.74%

                      Anchor National                         459,187    92.03%

AllianceBernstein
Global Bond           Keyport                                 422,556    38.91%

                      Hartford Life Separate Account
                      200 Hopmeadow Street
                      PO Box 2999
                      Hartford, CT  06104-2999                160,416    14.77%

                      Anchor National                         470,579    43.33%

AllianceBernstein
Americas Government
Income                Anchor National                         663,555    99.30%

AllianceBernstein
Global Dollar
Government            Anchor National                         343,500    100.00%

AllianceBernstein
Utility Income        Anchor National                         321,793    99.99%

AllianceBernstein
Growth                AIG                                   2,982,304    35.02%

                      Lincoln Life                            753,369    8.85%

                      Allstate                              3,086,631    36.24%

                      Anchor National                         971,756    11.41%

AllianceBernstein
Worldwide
Privatization         Keyport                                 229,595    27.48%

                      SunLife Financial Futurity
                      Retirement Products & Services
                      ("SunLife") P.O. Box 9134
                      Wellesley Hills, MA 02481-9134          365,661    43.77%

                      Anchor National                         206,870    24.76%

AllianceBernstein
Global Technology     AIG                                   1,757,774    17.10%

                      Keyport                                 981,691    9.55%

                      Lincoln Life                          3,832,404    37.28%

                      Allmerica                               884,329    8.60%

AllianceBernstein
Small Cap Growth      GE Life                                 748,351    40.00%

                      SunLife                                 149,199    7.98%

                      Anchor National                         942,218    50.37%

AllianceBernstein
Real Estate
Investment            Metlife - Account One                 2,121,444    63.58%

                      Metlife Investors Variable
                      Annuity - Account Five
                      Attn: Stacie Gannon
                      P.O. Box 295
                      West Des Moines, IA 50301-0295          242,564    7.27%

                      Anchor National                         489,107    14.66%

                      Guardian Ins & Annuity
                      Co. Inc. ("Guardian")
                      3900 Burgess Place
                      Bethlehem, PA  18017-9097               470,425    14.10%

AllianceBernstein
International Value   Anchor National                       1,132,239    5.33%

                      IDS                                  18,030,064    84.86%

                      American Enterprise                   1,414,475    6.66%

AllianceBernstein
Small/Mid Cap Value   Lincoln Life                          2,360,155    26.50%

                      Allstate                              1,811,349    20.34%

                      Allmerica                             1,288,008    14.46%

                      Anchor National                       1,446,336    16.24%

                      Nationwide                            1,426,177    16.01%

AllianceBernstein
Value                 Anchor National                       2,241,918    18.51%

                      ING USA Annuity and Life
                      Insurance Company
                      1475 Dunwoody Drive
                      West Chester, PA 19380-1478             864,010    7.13%

                      AIG                                   6,188,930    51.09%

                      Allmerica                             1,025,312    8.46%

                      Guardian                              1,075,569    8.88%

AllianceBernstein
U.S. Large Cap
Blended Style         AIG                                     216,910    16.59%

                      Anchor National                       1,083,037    82.84%

AllianceBernstein
Wealth Appreciation
Strategy              Anchor National                       1,518,061    99.34%

AllianceBernstein
Balanced Wealth
Strategy              Anchor National                       3,055,127    99.67%

CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix E.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

CUSTODIAN

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

          ABIRM, 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter.

COUNSEL

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2004 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed with the Commission on Form N-CSR on March 10, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                 DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

--------------------------------------------------------------------------------

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

          MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

          FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

          GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

          FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

          FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

          FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

          STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association.

          Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intend to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                    FUTURES CONTRACTS AND OPTIONS ON FUTURES
                        CONTRACTS AND FOREIGN CURRENCIES

--------------------------------------------------------------------------------

FUTURES CONTRACTS

          Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

          The purpose of the acquisition or sale of a futures contract, in the case of a portfolio such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although a Portfolio may believe that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

          A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, a Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before a Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If a Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

          Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

          Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's custodian.

          Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio and the AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

--------------------------------------------------------------------------------

                                   APPENDIX C:

                                     OPTIONS

--------------------------------------------------------------------------------

          Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectuses under the heading "Other Investment Policies and Techniques -- Options."

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the- money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

          A Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

--------------------------------------------------------------------------------

                                   APPENDIX D:

                          ADDITIONAL INFORMATION ABOUT
              THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND BRAZIL

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM

--------------------------------------------------------------------------------

          The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean. Its population is approximately 60 million.

Government
----------

          The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are under consideration by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

Politics
]--------

          Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state- owned enterprises. It also displayed an antipathy toward the European Union ("EU"). In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.


          Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992. By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, the Labour Party gained a substantial majority in the House of Commons as Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party and Tony Blair achieved another victory in the next general election, which occurred on June 7, 2001. The Labour Party now holds 408 of the 659 seats in the House of Commons. The 2001 election results marked the first time in British political history that the Labour Party secured re-election; it was also the largest majority ever achieved by a governing party entering its second term. The next general election is required by law to occur no later than June 2006, but on April 5, 2005, the Prime Minister called for a general election to be held on May 11, 2005.

Economy
-------

          The United Kingdom's economy is tied with France for the position of fourth largest economy in the Organization for Economic Cooperation and Development, behind the United States, Japan and Germany. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, the longest period of expansion since records began. In recent years, real GDP has grown by 2.9% (1998), 2.9% (1999), 3.9% (2000), 2.3% (2001), 1.8% (2002), 2.2%
(2003) and 3.2% (estimated) (2004).


          Since the early 1990s, the United Kingdom's economy has had moderate inflation, fluctuating within a narrow range. The inflation rate during 2004 (as measured by the HPIC , the EU's harmonized index of consumer prices) was an estimated 1.2%.


          The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 16.2% of GDP in 2003 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.


          Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment (as measured by the Labour Force Survey) has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 4.7% in 2004.


          Foreign trade remains an important part of the United Kingdom's economy. In 2003, exports of goods and services represented 25.2% of GDP and imports represented 28.2% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. The decline of the United Kingdom's manufacturing base has resulted in the emergence of a deficit on trade in manufactures, previously in surplus, since the early 1980s. Currently the United Kingdom is a net importer of foodstuffs and raw materials other than fuels, as well as of clothing and footwear, electrical machinery and motor vehicles, and a net exporter of petroleum and petroleum-related products, chemical products, tobacco, beverages and mechanical machinery. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted, with the EU having become a more significant trading partner of the United Kingdom. In 2003, the other members of the EU accounted for 56.0% of all exports and 55.0% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 2003, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

          Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which has continued through 2003 with the exception of 1997, when the balance of payments moved into surplus.

          The United Kingdom's general government budget balance was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom met the EMU's eligibility criteria, the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum was held after the next general election, which occurred on June 7, 2001. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious in the United Kingdom, however, and the possibility of a referendum before the next general election has become a remote one. Not only is there little prospect of the United Kingdom joining the EMU, Prime Minister Blair unexpectedly announced in April 2004 that any future EU Constitution would be subject to ratification by British voters. Previously, Prime Minister Blair had stated that such a referendum would be unnecessary.


          While the United Kingdom's public finances are still among the strongest in the EU, they have deteriorated over the past several years as government borrowing has increased to meet rising expenditures. The increased public expenditures could jeopardize the government's adherence to two self-imposed rules - that the government should borrow to invest, but not to fund current spending, and that public sector net debt ("PSND") should not be more than 40% of GDP. In 2003 the PSND was 39.8% of GDP, which was higher than in 2002 but still within the targeted limit and the lowest level in the G-7 group or industrialized nations. The Euro area average in 2003 was approximately 75% of GDP. It is anticipated that the government will have to either raise taxes or reduce planned expenditures in order to abide by the first rule.

Monetary and Banking System
---------------------------

          The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

          The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. In 2003, approximately 450 foreign banks had a physical presence in London, more than twice the number in the next-largest international finance centers, Frankfurt and New York City. It is estimated that United Kingdom insurers handle approximately 23% of the general insurance business placed in the international market. Financial and business services currently form approximately 25.4% of the country's GDP.


          The currency unit of the United Kingdom is the Pound Sterling. As trade with the EU has grown, the main rate of exchange in the past 20 years has been that against the Deutsche Mark (and from 1999, the Euro), rather than the U.S. Dollar. Between 1996 and 2000, the Pound appreciated strongly both against the U.S. Dollar and the Deutsche Mark/Euro, stabilizing slightly in 2001. Since the middle of 2000, the Pound has traded in a narrower range against the Euro than the U.S. Dollar. At the end of 2004, the exchange rate between the U.S. Dollar and the Pound was 1.92, and the exchange rate between the Euro and the Pound was 1.42.

          On January 1, 1999 eleven member countries of the EU (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. On January 1, 2001 Greece became the twelfth country to adopt the Euro as its currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these participating countries (e.g., the Deutsche Mark and the French Franc) were subdivisions of the Euro. On January 1, 2002, Euro banknotes and coins were put into general circulation in the twelve participating countries. As of February 28, 2002, the old national currencies of all twelve countries were withdrawn from circulation and the Euro became the exclusive currency in those countries. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

The London Stock Exchange
-------------------------

          The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of December 31, 2004, foreign equities constituted approximately 57% and United Kingdom equities constituted approximately 43% of the market value of all LSE listed and quoted equity securities. At the end of 2004, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.


          The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 2004, 1,021 companies with an aggregate market value of 31.8 billion Pounds were traded on AIM. As of December 31, 2004, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of December 31, 2004, 168 companies with an aggregate market value of 285.0 billion Pounds were traded on techMARK.

          The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

          Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

          On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange would be members of the other. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. In January 2005, the Deutsche Borse made a proposed pre-conditional cash offer to the LSE, which was rejected and subsequently withdrawn. Commenting on the withdrawal of the offer by the Deutsche Borse, the LSE noted that, while it believes that the Deutsche Borse offer undervalued the LSE, it remains willing to discuss a combination with another European stock exchange.


          Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 2004, the five largest industry sectors by turnover among domestic securities were banks with 16.2%, oil and gas with 8.9%, telecommunications with 7.9%, pharmaceuticals with 7.4% and media/entertainment with 6.3%. In 2004, the five largest country sectors by market value among listed and SEAQ International quoted securities were the United States with 22.1% of the aggregate market value of listed and SEAQ International quoted securities, France with 10.6%, Germany with 9.3%, Japan with 10.4% and Russia with 8.3%.


          Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2004, 882.0 billion domestic shares and 1,797.3 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively, in 1990. At the end of 2004, the market value of listed domestic companies and foreign companies increased to 1,460.7 billion Pounds and 1,971.6 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.


          Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6930.2 on December 30, 1999. On December 29, 2000, the FT-SE 100 closed at 6222.5; on December 31, 2001, the FT-SE 100 closed at 5217.4; on December 31, 2002, the FT-SE 100 closed at 3940.4; on December 31, 2003, the FT-SE 100 closed at 4476.9; and on December 31, 2004, the FT-SE 100 closed at 4814.3.

Regulation of the United Kingdom Financial Services Industry
------------------------------------------------------------

          The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through the Treasury. A system of self regulating organizations ("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority, which is responsible for overseeing activities on the LSE. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together, the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

          On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan was to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which was named the Financial Services Authority ("FSA"). In addition, the plan called for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The Financial Services and Markets Act, legislation implementing the proposed consolidation of the SROs into the FSA, became fully implemented on December 1, 2001. The Labour government has also taken measures to strengthen corporate governance standards.


          The EU's Investment Services Directive ("ISD") provides the framework for a single market in financial services in Europe. The ISD allows authorized firms to provide investment services in other EU member states on a cross-border basis without the need for separate authorization in the host state. Revisions to the ISD are currently under consideration.

          Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

United Kingdom Foreign Exchange and Investment Controls
-------------------------------------------------------

          The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the EU, the United Kingdom applies the European Union's common external tariff.

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT JAPAN

--------------------------------------------------------------------------------

          Japan, located in eastern Asia, consists of four main islands:
Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 127.6 million.

Government
----------

          The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors (the upper house).

Politics
--------

          From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. Since 1993, Japan's political scene has been very fluid, with six different governments and ten prime ministers. Although the LDP has been unable to gain the majority of either house of the Diet and has therefore had to form coalitions with other parties to maintain its position of governance, it remains by far Japan's largest party and continues to dominate Japanese politics. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori, who had become one of Japan's most unpopular post-war prime ministers. The LDP currently governs in a formal coalition with the New Komeito Party. The coalition currently holds 283 of the 480 seats in the House of Representatives and 138 of the 242 seats in the House of Councillors. The opposition is dominated by the new Minshuto Party (Democratic Party of Japan), which was established in 1998 by various opposition groups and parties. The next election (House of Councillors) is required by law to occur no later than November 2007.

Economy
-------

          Japan altered its calculation of GDP in November 2000 and restated historic data accordingly. As restated, Japan's real GDP grew by 1.8% in 1997, contracted by 1.2% in 1998, grew by 0.2%, 2.1% and 0.6% in 1999, 2000 and 2001, respectively, contracted by 0.2% in 2002 and grew by 2.5% in 2003. In 2004, Japan again revised the methodology for calculating GDP growth. The new methodology is the chain-linking method, which is used by the United Kingdom, Canada and the United States and is viewed as producing more accurate data. It is expected that when historic data is revised according to the new methodology, the annual growth rates, particularly in the last several years, will be lower. During 2004, using the new methodology, Japan's real GDP grew by 2.6%. Inflation, as measured by the consumer price index, has remained low - 1.7% in 1997, 0.7% in 1998, -0.3% in 1999, -0.7% in 2000 and 2001, -0.9% in 2002, -0.3%
in 2003 and -0.1% (estimated) in 2004. Unemployment is at its highest level since the end of World War II, rising to 5.4% in 2002. The unemployment rate in 2003 was 5.3%. In the first three quarters of 2004, the unemployment rate was 5.0%, 4.8% and 4.7%, respectively. Although high for Japan, unemployment remains low by the standards of many other developed countries.


          Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. While the U.S. historically has been Japan's most important single trading partner, accounting for 24.6% of Japan's exports and 15.4% of its imports in 2003, other Asian countries have become important export markets as well, accounting for 32.5% of all exports in 2003. In 2003, China supplanted the U.S. as the single most important trading partner of Japan, accounting for 19.7% of Japan's merchandise imports, versus the U.S., which accounted for 15.4% of Japan's imports. On the export side, the U.S. accounted for 24.6% of Japan's exports, versus China, which accounted for 12.2% of Japan's exports. All Asian nations as a group, including China, accounted for 32.5% of Japan's exports and 31.4% of its imports in 2003.


          Since the early 1980s, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was at the time the largest in its history, amounting to almost US$145 billion. Although the overall trade surplus subsided for the next several years, it has been increasing, reaching US$125 billion in 2004. Japan remains the largest creditor nation and a significant donor of foreign aid.


          Japan's large merchandise trade surpluses with the U.S. have historically been high and have given rise to numerous incidents of political conflict between the two countries. Japan's surplus with the U.S. reached US$61 billion in 1999, its highest level since 1987. The bilateral trade surplus rose further in 2000, before slipping slightly in 2001. It has remained relatively steady since then. Numerous rounds of bilateral talks occurred in the 1990s to address the issue. On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, were not successful in addressing Japan's trade surplus with the U.S. Pursuant to the U.S.-Japan Regulatory Reform and Competition Policy Initiative, which was launched in October 2001 by Prime Minister Koizumi and U.S. President Bush, the Japanese government has committed itself to increasing access to Japanese markets by reducing regulatory barriers and streamlining government practices.



          After achieving one of the world's highest economic growth rates between the 1960s and 1980s, by the early 1990s the economy had slowed dramatically when the "bubble economy" collapsed and stock and real estate prices plummeted. The collapse of asset prices in 1990-97 left Japan with cumulative losses of nearly US$10 trillion, or roughly the equivalent of two years of national output. The government produced ten fiscal stimulus packages in the 1990s worth more than US$1 trillion that contained public works spending and tax cuts. None of these stimulus packages were successful in stimulating the economy.


          One of the most serious consequences of the fall in asset prices in the early 1990s was the pressure placed on Japan's financial institutions, many of which lent heavily to real-estate developers and construction companies during the 1980s. The fall in land prices, together with the economic slowdown, left Japanese banks saddled with a large amount of bad loans. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately US$600 billion), or 11% of outstanding bank loans.


          On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made US$508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. These laws did not achieve their intended effect, and as a result, the stock of bad debt continued to grow and the financial system remained in a very fragile state. Shortly after taking office in April 2001, Prime Minister Koizumi announced the outlines of his reform agenda. In a departure from previous economic packages, his plan made no reference to stimulating growth through government spending. Rather, his plan called for a reduction in public spending and stressed the need to rid Japan's banks of bad loans before real growth could return, setting a timetable of 2-3 years to solve the problem. The plan called for strengthening the Resolution & Collection Corporation, which was established by the government to buy up the bad loans of the banks, and adopting some programs utilized by the U.S. in its resolution of the savings and loan crisis in the early 1990s, such as securitizing bad loans.


          As of March 2002, the government estimated the amount of bad debt to be 43.2 trillion Yen. Private estimates ranged from 100 to 250 trillion Yen, or nearly 50% of GDP. Renewing its efforts to address the bad loan problem, the government announced in July 2002 its intention to accelerate the disposal of bad debt and, in a surprise move in September 2002, the government announced that it would buy back the stock of the largest of the country's troubled banks in order to infuse them with sufficient cash to rid themselves of the bad loans.


          In May 2003, Japan's fifth largest banking group, Resona Holdings, following a stiff audit by its accountants, announced that it was insufficiently capitalized and requested a fresh injection of public funds. Resona's announcement was a surprise, given that only months before the group had been well over the minimum capital threshold. The government responded quickly with emergency loans and promised that all deposits would be protected, thus averting a potential crisis. Nevertheless, the failure of Resona demonstrated the continuing fragility of Japan's financial system. It also may have indicated a growing aggressiveness on the part of Japan's bank auditors, whose practices had previously been viewed as lax.


          The condition of Japan's financial system has begun to improve, with the amount of nonperforming loans markedly decreasing, particularly with respect to the largest banks. The government has estimated that at the end of September 2004, the total amount of bad debt was 12 trillion Yen, down by 10% from the end of March 2004. In addition to the measures undertaken by the government, a modest economic recovery in Japan has contributed to improving conditions in the financial system. Despite the signs of improvement, problems still exist.


          One of the unique features of Japan's financial system is the US$3 trillion government-run postal savings system. It is currently estimated that one-third of Japan's household deposits are in the postal savings system. There are several reasons for this, including the erosion of confidence in the private-sector banking system, full government deposit insurance and higher interest rates. It has been one of Prime Minister Koizumi's chief goals to privatize the system. To that end, the government recently approved a plan that would achieve that goal over a ten-year period. The plan is subject to approval by the legislature.

          In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, have not yet been implemented. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

          Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that slowed the appreciation of the Japanese Yen against the U.S. Dollar. Although the Yen's appreciation continued to slow on balance in 2001, the Japanese Yen began to gain ground against the U.S. Dollar in mid-2001 amid growing concern about the U.S. economy and Japan's own uncertain economic prospects. Prime Minister Koizumi recently underscored his government's determination to stop the Yen's appreciation, intervening in the currency market several times in the wake of the September 11, 2001 terrorist attacks. The average Yen-Dollar exchange rates in 2000, 2001, 2002, 2003 and 2004 were 107.8, 121.6, 125.22, 115.97 and 108.5, respectively.

Japanese Stock Exchanges
------------------------

          Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.9% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 2003. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1994 through 2003. Trading volume and the value of foreign stocks are not included.


         ALL EXCHANGES            TOKYO              OSAKA           NAGOYA
         -------------            -----              -----           ------
        VOLUME     VALUE    VOLUME     VALUE   VOLUME    VALUE   VOLUME   VALUE
        ------     -----    ------     -----   ------    -----   ------   -----

2003   331,731   255,324   316,124   242,371   14,794   12,356      708     535

2002   224,567   209,229   213,173   193,354   10,403   14,727      847   1,065

2001   217,893   225,239   204,037   202,262   12,377   20,779    1,402   6,113

2000   196,087   290,325   174,159   248,662   17,267   34,669    4,575   6,876

1999   175,445   210,236   155,163   185,541   14,972   22,105    4,934   2,371

1998   139,757   124,102   123,198    97,392   12,836   20,532    3,367   5,986

1997   130,657   151,445   107,566   108,500   15,407   27,024    6,098   12,758

1996   126,496   136,170   101,170   101,893   20,783   27,280    4,104   5,391

1995   120,149   115,840    92,034    83,564   21,094   24,719    5,060   5,462

1994   105,937   114,622    84,514    87,356   14,904   19,349    4,720   5,780


Source: The Tokyo Stock Exchange Fact Books (1995-2004).

The Tokyo Stock Exchange
------------------------

          Overview of the TSE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During 2003, the TSE accounted for 94.9% of the market value and 95.3% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 32 (out of 2,206 total companies listed on the TSE) non-Japanese companies at the end of 2003. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.


          The TSE, which was founded in 1949, has undertaken several new initiatives in recent years. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange, the TSE's most concrete global alliance to date. Although the TSE has entered into agreements with other exchanges, including the New York Stock Exchange, they are for the most part limited to information sharing arrangements. Additionally, the TSE is participating in multilateral discussions to explore the possibility of a Global Equity Market. Other participants include the New York Stock Exchange, the Toronto Stock Exchange, the Bolsa Mexicana de Valores and the Hong Kong Exchanges.


          Market Growth of the TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394.3 billion Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value increased to 757.3 billion Yen and aggregate year-end market value in 1999 increased to 456,840 billion Yen. In 2000, the average daily trading value increased to 1,002.7 billion Yen and aggregate year-end market value in 2000 decreased to 360,554 billion Yen. In 2001, the average daily trading value decreased to 822.2 billion Yen and aggregate year-end market value in 2001 decreased to 296,789 billion Yen. In 2002, the average daily trading value decreased to 785 billion Yen and aggregate year-end market value decreased to 247,860 billion Yen. In 2003, the average daily trading value increased to 989 billion Yen and aggregate year-end market value increased to 316,483 billion Yen.


          Market Performance of the First Section. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999. On December 28, 2001, the TOPIX closed at 1032.14, down approximately 20% from the beginning of 2001. On December 31, 2002, the TOPIX closed at 843.29, down approximately 18% from the end of 2001 and down approximately 70% from its all-time high in 1989. On December 31, 2003, the TOPIX closed at 1,043.69, up approximately 24% from the end of 2002 and down approximately 64% from its all-time high in 1989. On December 31, 2004, the TOPIX closed at 1,149.63, up approximately 10% from the end of 2003 and down approximately 60% from its all-time high in 1989.

Japanese Foreign Exchange Controls
----------------------------------

          Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

          In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

          Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

Regulation of the Japanese Equity Markets
-----------------------------------------

          The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the six stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

          The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

          Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big Bang is implemented.

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT CANADA

--------------------------------------------------------------------------------

Territory and Population
------------------------

          Canada is the second largest country in the world in terms of land mass with an area of 9.09 million square kilometers (3.51 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 31 million.

Government
----------

          Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

          Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics
--------

          Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Subsequent to the 2000 election, the Liberal Party suffered several setbacks that damaged its credibility. These included allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as Prime Minister and would leave office in February 2004. Although these events have to some extent reinvigorated the opposition, the opposition remains fractured and unable to capitalize on the situation. On November 14, 2003, at the 2003 Leadership and Biennial Convention, the Liberal Party chose Paul Martin, the former Finance Minister, to succeed Mr. Chretien. The next general election, which was required to occur by November 2005, took place on June 28, 2004. The Liberal Party won, but failed to attain a majority in the House of Commons, having won only 135 seats, well short of the 155 seats needed for a majority. The next general election is required to occur by June 2009.

          Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

          The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. Mr. Bouchard, acknowledging that he had failed to rekindle the fervor for secession, resigned his post in January 2001. It is unclear whether Mr. Bouchard's successor, Bernard Landry, will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. Furthermore, the PQ fared poorly in the June 2002 provincial elections. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement is considered to be dormant at this time. Nonetheless, the Bloc Quebecois ("BQ"), a separatist party that is allied with the PQ, won more than two-thirds of the seats in Quebec in the June 2004 national elections. Although the leader of the BQ stressed that Quebec sovereignty was not the main issue, the leader of the PQ said that a vote for the BQ would give a boost to the separatist movement.

Monetary and Banking System
---------------------------

          The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade
-----

          Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel (1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A subsequent Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005. Ministerial negotiations have continued on a regular basis ever since 2001.

          Given the relatively small size of Canada's domestic market, the trade sector has always been an important factor in the growth of the Canadian economy. In 2003, 38%of Canada's output was exported, down from 41% the previous year. The United States is by far Canada's largest trading partner. Since the 1980s Canada has recorded growing merchandise trade surpluses with the United States. A significant contributor to Canada's export growth in recent years has been the telecommunications and computer machinery sector. Energy exports have surged as well. Canada's overall trade surplus in 2003 was US$41.5 billion, compared to US$36.5 billion in 2002.

Economic Information Regarding Canada
-------------------------------------

          Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

          The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Seven consecutive years of budget surpluses thereafter have allowed the government to repay over C$60 billion of its outstanding debt, reducing the ratio of federal debt to GDP to an estimated 41.1% at the end of the 2003-04 fiscal year, the lowest in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.) compared to 70.9% in 1996. Although the recent slowdown in economic growth and other factors have caused the government to be less aggressive in its debt reduction policy in the last couple of years, it is still a high priority and the government projects budget surpluses to 2010. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994.


          In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. As a result, the financial position of the provincial governments improved markedly through 2001. More recently, however, all provinces except Alberta have had difficulty achieving balanced budgets. One of the difficulties facing the provincial governments has been the practice of the federal government of shifting a number of responsibilities, particularly those associated with social welfare, down to the provincial level. At the same time, some provincial governments have shifted some of their financial responsibilities to municipal governments, resulting in fiscal pressures on many Canadian cities, which generally do not have the kind of taxing authority that U.S. cities have.


          Prior to 2001, Canada's real GDP growth was expressed in constant 1992 prices. In 2001, Statistics Canada rebased the measure to chained 1997 prices. Using the new measure, Canada's real GDP growth rate was 4.1%, 5.5%, 5.2%, 1.8%, 3.4% and 2.0% in 1998, 1999, 2000, 2001, 2002 and 2003, respectively. Canada's real GDP growth rate in 2004 is estimated to have been 2.7%. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.


          During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999, 2000, 2001, 2002, 2003 and 2004, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673, ..673, .646, .637, .714 and .768, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate (then the Bank of Canada's official rate) for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001, concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, eventually to 2.00% on January 15, 2002, the lowest level in 40 years. OnApril 6, 2005, the Target for the Overnight Rate, which is the midpoint of the Bank of Canada's operating band for overnight financing and currently the Bank of Canada's official rate, stood at 2.50%.

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

          CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

          The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

          The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                                                       Buying
                                                                       Rate in
                                                                    U.S. Dollars
                                                                    ------------

     1994.........................................................      0.73
     1995.........................................................      0.73
     1996.........................................................      0.73
     1997.........................................................      0.72
     1998.........................................................      0.67
     1999.........................................................      0.67
     2000.........................................................      0.67
     2001.........................................................      0.65
     2002.........................................................      0.64
     2003.........................................................      0.71
     2004.........................................................      0.77

Source: Federal Reserve Statistical Releases.

          INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1994 through 2004.

                                                                      National
                                                                      Consumer
                                                                     Price Index
                                                                     -----------

     1994.........................................................       0.2
     1995.........................................................       2.2
     1996.........................................................       1.6
     1997.........................................................       1.6
     1998.........................................................       0.9
     1999.........................................................       1.7
     2000.........................................................       2.7
     2001.........................................................       2.5
     2002.........................................................       2.2
     2003.........................................................       2.8
     2004.........................................................       1.9

Source: Statistics Canada; Bank of Canada Weekly Statistics.

          CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1997 through 2004, at current and chained 1997 prices.

                                                  Gross
                                                  Domestic       Change from
                               Gross              Product at     Prior Year at
                               Domestic           Chained        Chained
                               Product            1997 Prices    1997 Prices
                               -------            -----------    -----------
                               (millions of Canadian Dollars)          (%)

1997                           877,900              885,022            4.2
1998                           915,000              918,900            4.1
1999                           982,400              969,800            5.5
2000                         1,076,577            1,020,488            5.2
2001                         1,108,200            1,038,844            1.8
2002                         1,157,968            1,074,620            3.4
2003                         1,218,772            1,096,359            2.0
2004                         1,293,289            1,126,625            2.7

Source: Statistics Canada.

          YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 2000 through December 2004.

                         Treasury Bills                   Benchmark Bonds
2000                3 Months        6 Months         5 Years            10 Years
----                --------        --------         -------            --------

January               5.08            5.39             6.38             6.44
February              5.05            5.42             6.29             6.19
March                 5.28            5.56             6.13             6.03
April                 5.45            5.74             6.17             6.10
May                   5.75            6.01             6.17             6.00
June                  5.55            5.84             6.04             5.93
July                  5.63            5.82             6.00             5.86
August                5.62            5.77             5.92             5.77
September             5.56            5.72             5.76             5.75
October               5.62            5.74             5.75             5.72
November              5.74            5.88             5.59             5.54
December              5.56            5.58             5.30             5.35

                         Treasury Bills                   Benchmark Bonds
2001                3 Months        6 Months         5 Years            10 Years
----                --------        --------         -------            --------

January               5.14            5.05             5.14             5.39
February              4.80            4.74             5.09             5.36
March                 4.60            4.58             5.03             5.41
April                 4.41            4.36             5.23             5.66
May                   4.40            4.45             5.61             5.96
June                  4.24            4.29             5.39             5.73
July                  4.03            4.06             5.36             5.76
August                3.81            3.84             4.93             5.36
September             3.05            2.96             4.62             5.32
October               2.34            2.26             4.08             4.86
November              2.07            2.13             4.68             5.36
December              1.95            1.95             4.69             5.44

                         Treasury Bills                   Benchmark Bonds
2002                3 Months        6 Months         5 Years            10 Years
----                --------        --------         -------            --------

January               1.96            2.11             4.71             5.42
February              2.05            2.19             4.58             5.31
March                 2.30            2.68             5.28             5.79
April                 2.37            2.68             5.05             5.64
May                   2.60            2.87             4.90             5.49
June                  2.70            2.87             4.67             5.37
July                  2.81            2.90             4.30             5.23
August                2.96            3.08             4.49             5.14
September             2.83            2.93             4.20             4.92
October               2.73            2.81             4.34             5.16
November              2.70            2.78             4.28             5.09
December              2.68            2.78             4.17             4.96

                         Treasury Bills                   Benchmark Bonds
2003                3 Months        6 Months         5 Years            10 Years
----                --------        --------         -------            --------

January               2.83            2.99             4.27             5.02
February              2.88            3.06             4.18             4.93
March                 3.14            3.34             4.47             5.13
April                 3.19            3.32             4.18             4.90
May                   3.16            3.18             3.72             4.50
June                  3.07            2.99             3.55             4.37
July                  2.81            2.72             3.76             4.78
August                2.71            2.76             3.97             4.96
September             2.58            2.57             3.86             4.64
October               2.64            2.63             4.07             4.85
November              2.70            2.74             4.15             4.88
December              2.64            2.64             4.00             4.73

                         Treasury Bills                   Benchmark Bonds
2004                3 Months        6 Months         5 Years            10 Years
----                --------        --------         -------            --------

January               2.25            2.27             3.71             4.61
February              2.13            2.14             3.47             4.41
March                 1.98            1.95             3.35             4.33
April                 1.95            2.02             3.81             4.71
May                   1.98            2.11             3.96             4.77
June                  2.01            2.14             4.07             4.83
July                  2.08            2.27             4.07             4.82
August                2.13            2.35             3.83             4.68
September             2.45            2.60             4.00             4.58
October               2.57            2.68             3.94             4.52
November              2.63            2.73             3.85             4.44
December              2.47            2.58             3.74             4.39

Source: Bank of Canada.

--------------------------------------------------------------------------------

             ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the third most populous nation in Latin America, with an estimated population of 104.8 million, as reported by the Consejo Nacional de Poblacion (Conapo).


          Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.5% in the late 1990s. The growth rate in 2004 was 1.1%.

Government
----------

          The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

          Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

          Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

          Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

          Mexico has diplomatic relations with 184 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics
--------

          Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

          On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The position of the PAN was further eroded by the results of the July 2003 congressional elections, but, again, no party achieved a simple majority of the 500 seats in the Chamber of Deputies. The PAN lost 55 seats and now holds 151 seats; the PRI gained 11 seats and now holds 224 seats. The next general elections are scheduled to occur in July 2006 (presidential and congressional).

          The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

          At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there was renewed hope that the negotiations could be resumed. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would have amended the constitution to provide indigenous people more autonomy in their government. Congress approved the bill in April 2001, but it was rejected by the insurgents, who accused President Fox and Congress of betraying them by watering down the reform. Communications with government peace negotiators were subsequently abandoned.

          In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

          Shortly after his electoral victory on July 2, 2000, President Fox announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox also announced other initiatives to reform the government's law enforcement and judicial functions. With no one party holding a majority in the legislature, however, it has not been easy for President Fox to advance his reform agenda. Violent crime, particularly kidnapping, has been on the rise. In the past four years there have been over 2,300 kidnappings. Although the government has made commitments to improve public security, the public remains unconvinced by the government's efforts. A recent poll indicates that 75% of the population feels that the government is not fulfilling its promises.

Money and Banking
-----------------

          Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

          New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

          Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under the Fondo Bancario de Proteccion al Ahorro ("Fobaproa"), the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of 2003 these liabilities were equivalent to 12.1% of Mexico's GDP. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks; these rules became fully implemented in 2003. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the end of 2002, none of the 18 banks privatized in the early 1990s remained in the hands of their original owners, and all of the banks that had been taken over and operated under the supervision of the government had been sold or liquidated. By the end of 2003, the past-due loans ratio had been reduced to 3.2%, compared with 4.6% at the end of 2002. The banking sector is considered to have largely recovered from the financial crisis of the 1990s. Lending has expanded and profits have increased. Foreign banks continue to strengthen their presence in Mexico.

Trade
-----

          Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area. Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. In May 2000, Mexico signed an agreement with Guatemala, Honduras and El Salvador, and in November 2000 an agreement with members of the European Free Trade Area (Iceland, Lichtenstein, Norway and Sweden) was signed. Mexico now has free trade agreements with over 30 nations. The government estimated that at the end of 2001, 90% of Mexico's exports had the benefit of some sort of preferential treatment. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. President Fox has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay) but similar efforts have failed in the past due in part to conflicts between Mexico and Brazil. Nonetheless, in November 2003, a free trade agreement between Mexico and Uruguay was officially signed by President Fox and his Uruguayan counterpart. The agreement, which requires congressional ratification by both countries, establishes free trade on all manufactured goods except footwear and some textiles, and provides for mutual protection and promotion of investment. In September 2004, Mexico signed a free-trade agreement with Japan, which contemplates that trade between the two countries will be totally free in 20 years. The car and steel industries, however, will remain protected.


          In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994. As of September 2003, foreign-controlled institutions held 81.7% of the assets and 81.9% of the liabilities in Mexico's banking system.

Economic Information Regarding Mexico
-------------------------------------

          During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

          The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October
1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

          Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

          On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

          In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

          In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

          Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos was gradually reduced and by February 1996 there were none outstanding. The 1995 Economic Plan, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995.

          On May 30, 2001, the government announced the National Development Plan, whose objectives are to maintain sound public finance policies designed to achieve Mexico's development goals; design public policies with the objective of promoting dynamic economic development; create political, economic and social conditions that promote national development processes; better integrate Mexico into the international markets; remove legal and structural barriers to development in order to encourage creative processes in the promotion of economic development; and encourage innovation in all areas of national life, including scientific, legal, economic, social, educational and administrative.

          On June 11, 2002, the government announced the Development Financing Program 2002-2006 ("PRONAFIDE 2002-2006"). The goals of the PRONAFIDE 2002-2006 are to generate the resources needed to finance social programs contemplated by the National Development Plan; increase the rate of economic growth; generate jobs consistent with population dynamics; and consolidate a stable macroeconomic environment.

          Notwithstanding these initiatives, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.

          The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. Mexico registered a $7.9 billion deficit in its trade balance in 1998, a $5.6 billion deficit in 1999, an $8.1 billion deficit in 2000, a $10 billion deficit in 2001, a $7.9 billion deficit in 2002 and a $5.6 billion deficit in 2003. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.3 billion and $7.4 billion, respectively, as compared with a deficit of $1.6 billion in 1995. Mexico's current account balance registered deficits of $16.1 billion, $14.01 billion, $18.2 billion, $18.0 billion and $14.0 billion in 1998, 1999, 2000, 2001 and 2002, respectively. During 2003, Mexico's current account balance registered an estimated deficit of $8.9 billion.


          On December 31, 2004, Mexico's international reserves amounted to $61.5 billion, compared to $57.4 billion at December 31, 2003, $48.0 billion at December 31, 2002, $44.7 billion at December 31, 2001, $33.6 billion at December 31, 2000, $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.


          During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow until 2001, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, 4.9% for 1998, 3.8% for 1999 and 6.6% for 2000. For 2001, Mexico's
real GDP contracted by 0.1%. During 2002 and 2003, Mexico's real GDP grew by 0.7% and 1.3%, respectively. During the first six months of 2004, Mexico's real GDP grew by 3.9%, compared to the same period in 2003.

          Although the Mexican economy has stabilized since 1994, continuing recovery will require economic and fiscal discipline as well as stable political and social conditions. There can be no assurance that the government's initiatives will be successful or that President Fox and succeeding administrations will continue those initiatives. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 7, 2000, respectively.

Statistical and Related Information
Concerning Mexico
-----------------------------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

          CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

          The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1994 to 2004.

                                                         End of
                                                         Period         Average
                                                         ------         -------

     1994                                                5.325           3.375
     1995                                                7.643           6.419
     1996                                                7.851           7.599
     1997                                                8.083           7.918
     1998                                                9.865           9.136
     1999                                                9.514           9.556
     2000                                                9.572           9.456
     2001                                                9.268           9.337
     2002                                               10.439           9.416
     2003                                               11.202          10.791
     2004                                               11.154          11.290

Source: Banco de Mexico.

          INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

          The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

          The government has been committed to reversing the decline in real wages that occurred in the 1980s through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. At year-end 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% at year-end 1999, 9.0% at year-end 2000, 4.4% at year-end 2001 and 5.7% at year-end 2002. At year-end 2003, the inflation rate was 4.0%, above the government's year-end target of 3.0%. At year-end 2004, the annual inflation rate was 5.2%, well beyond the government's target.


          CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1994 through 2004.

                                                                 Changes
                                                                 in National
                                                                 Consumer Price
                                                                 Index, Increase
                                                                 Over Previous
                                                                 Period
                                                                 ---------------

1994..........................................................          7.1
1995..........................................................         52.0
1996..........................................................         27.7
1997..........................................................         15.7
1998..........................................................         18.6
1999..........................................................         12.3
2000..........................................................          9.0
2001..........................................................          4.4
2002..........................................................          5.7
2003..........................................................          4.0
2004..........................................................          5.2

Source: Banco de Mexico.

          MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1994 through 2003, and the first two quarters of 2004, at current and constant prices.


                                              Gross
                      Gross                   Domestic
                      Domestic                Product at         Change from
                      Product at Current      Constant 1993      Prior Year at
                      Prices                  Prices(1)          Constant Prices
                      ------                  ---------          ---------------
                      (millions of Mexican Pesos)                  (percent)

1993                    1,256,196              1,256,196            2.0
1994                    1,420,159              1,312,200            4.5
1995                    1,837,019              1,230,608           (6.2)
1996                    2,525,575              1,293,859            5.1
1997                    3,174,275              1,381,352            6.8
1998                    3,846,349              1,447,945            4.9
1999                    4,593,685              1,505,000            3.7
2000                    5,491,372              1,602,542            6.6
2001                    5,828,590              1,599,787           (0.3)
2002                    6,261,511              1,611,666            0.7
2003                    6,754,773              1,633,076            1.3
2004 (2)                7,400,510              1,714,986            3.9


(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  First six months.

Source: Mexico's National Statistics, Geography and Informatics Institute
        (INEGI).

          INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                            Average CETES and Interest Rates

                      -------------------------------------------

                            28-Day    91-Day
                            CETES     CETES       CPP        TIIP         TIIE
1994:
             Jan.-June      13.0      13.5        14.2       15.3        _______
             July-Dec.      15.2      15.7        16.8       20.4        _______
1995:
             Jan.-June      55.0      54.3        49.6       63.6        21.2(2)
             July-Dec.      41.9      42.2        40.7       44.5        44.5
1996:
             Jan.-June      35.4      37.2        34.5       37.3        37.2
             July-Dec.      27.4      28.6        26.9       30.2        30.1
1997:
             Jan.-June      20.8      22.2        20.8       23.2        23.2
             July-Dec.      18.8      20.3        17.4       20.5        20.6
1998:
             Jan.-June      18.8      19.9        17.2       20.6        20.7
             July-Dec.      30.7      32.5        24.9       32.9        33.1
1999:
             Jan.-June      24.3      24.7        22.3       27.2        27.3
             July-Dec.      18.5      19.9        17.2       20.8        20.8
2000:
             Jan.-June      14.7      15.8        13.8       16.8        16.8
             July-Dec.      15.8      16.5        13.6       17.2        17.2
2001:
             Jan.-June      14.5      15.2        13.0       16.0        16.0
             July-Dec.       8.1       9.3         7.3        9.8         9.8
2002:
             Jan.-June       7.0       7.2         5.4         (3)        8.1
             July-Dec.       7.2       7.6         5.3         (3)        7.0
2003:
             Jan.-June       7.5       7.6        11.2         (3)        8.2
             July-Dec.       5.0       6.5         6.4         (3)        5.4

2004:
             Jan.-June       6.0       6.2         4.0         (3)        6.3
             July-Dec.       7.6       8.0         5.2         (3)        8.3

(1)  February-June average.
(2)  Average for the last two weeks of March.
(3)  The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF BRAZIL

--------------------------------------------------------------------------------

Territory and Population
------------------------


          The Federative Republic of Brazil ("Brazil"), with a land mass area of
3.3 million square miles, is the largest country in Latin America, occupying almost half of the continent of South America. Brazil's population is approximately 177 million, the largest in South America and the fifth most populous in the world. The majority of its people lives in the south central area, which includes the industrial cities of Sao Paulo, Rio de Janeiro and Belo Horizonte. Urban growth has been rapid in Brazil. In 2000, 78% of the population lived in urban areas. While this has been beneficial for Brazil's economy, it has also created significant social, environmental and political problems for Brazil's major cities.


          Brazil was a colony of Portugal for over three centuries; as a consequence, its major ethnic stock is Portuguese, which remains the official language. However, many immigrant groups from various parts of the world have settled in Brazil, resulting in a very diverse ethnic and cultural heritage.


Government
----------


          Brazil is a federal republic with 26 states and a federal district. The 1988 constitution grants broad powers to the federal government, which is made up of the executive, legislative and judicial branches. The president holds office for four years, with the right to be re-elected for one additional four-year term. The legislature, or National Congress, is bicameral and consists of the Senate and the Chamber of Deputies. There are 81 seats in the Senate - three members from each state and federal district - who are popularly elected to serve 8-year terms. The terms are staggered, so that two-thirds are up for election at one time and one-third four years thereafter. There are 513 seats in the Chamber of Deputies; its members are elected by proportional representation to serve four-year terms. Fifteen political parties are currently represented in the National Congress. Since it is common for members to switch parties, the proportion of congressional seats held by particular parties changes regularly. There are 11 Supreme Court judges, who are appointed by the president, subject to approval by the Senate. Each state has its own governor and legislature. Presidential, congressional and gubernatorial elections last took place in October 2002. The next presidential, congressional and gubernatorial elections will be held in October 2006.


Politics
--------


          The main political parties in Brazil are the Brazilian Democratic Movement Party ("PMBD"), the Liberal Front Party ("PFL"), the Democratic Labor Party ("PDT"), the Brazilian Social Democracy Party ("PSDB") and the Workers Party ("PT"). The current president, Luiz Inacio Lula da Silva, commonly known as President Lula, was elected in 2002 with 61% of the vote, with the support of an alliance of his own party, the leftist PT, the center right Liberal Party("PL"), the leftist National Mobilization Party ("PMN"), the leftist Popular Socialist Party ("PPS") and the leftist Communist Party of Brazil ("PCdoB"). In December 2004, the PPS and the large PMDB left the PT-run governing coalition, leaving the coalition with only a small majority in the Chamber of Deputies and a minority in the National Congress.


Money and Banking
-----------------


          Monetary policy in Brazil since 1999 has aimed for lower interest rates to stimulate the economy and lighten the public debt burden. The Central Bank of Brazil (the "Central Bank") exercises monetary and credit controls through the reserve requirements it imposes on commercial banks, and through its bank-rediscount policies and open-market operations. It has also used interest rate ceilings and mandatory rate reductions. The government imposes lending requirements on banks in order to control the amount of money in circulation and direct funds to priority sectors.


          The Central Bank uses its benchmark Selic (Sistema especial de liquidacao e custodia) target rate to manage the level of interest rates. Interest rates began to decline from mid-2003 after they had reached a peak at the end of 2002. After raising the benchmark Selic to a high of 26.5% in February-June 2003, the Central Bank reduced the rate to 16.5% by the end of 2003, as inflation fears waned and economic indicators improved.


          Brazil's financial system has fared well despite recent economic turmoils, including the Mexican debt crisis in late 1994, the devaluation of the Real, Brazil's currency, in 1999 and the Argentine debt crisis of 2001-2002. As a result of privatizations and mergers, the financial sector has become more efficient.


          Since 1988, the financial system has undergone rapid modernization. Central to the reforms has been the establishment of multi-purpose banks and greater foreign participation in commercial banks. The increased competition has improved bank operations. The Central Bank has encouraged foreign entry because it has been able to ask new entrants to buy recently liquidated institutions. In paying this premium, foreign banks have helped to improve the health of the financial sector. Though still high by international standards, profitability in the financial sector fell in 2003. Net earnings of the top ten banks fell 42% from the previous year.


          The government owns a number of financial institutions that carry out certain limited functions, such as subsidizing mortgages and engaging in development banking for particular industries.


          Brazil's monetary and financial supervisory institutions include the National Monetary Council, which issues policy directives, the Central Bank of Brazil, which oversees financial institutions and regulates the money markets, and the Securities Commission, which regulates the securities markets.


International Relations
-----------------------


          Brazil has traditionally looked inwards, both economically and politically, but during the 1990s, under the leadership of former President Cardoso, Brazil sought to enhance its international profile and has been waging a long-standing campaign to become a permanent member of the United Nations Security Council. In 1991, Brazil, together with Argentina, Paraguay and Uruguay, signed the Treaty of the Asuncion to form the Southern Cone Common Market, also known as the Mercosur, which cut tariff barriers in the four countries on most goods and established a common external tariff. Chile and Bolivia became associate members of the Mercosur in 1996 and 1997, respectively. Brazil has also taken on a more active role in the World Trade Organization, of which it is a member. Although a participant in ongoing negotiations to establish a Free-Trade Area of the Americas, Brazil has disagreements with the United States about farm subsidies and import restrictions on certain goods, such as orange juice and steel. Brazil would also prefer to negotiate as a member of the Mercosur, rather than bilaterally.


Trade
-----


          As Brazil's domestic economy has grown and diversified, so has it become increasingly involved in international trade. In the 1980s, Brazil promoted import substituting industrialization ("ISI"), which provided for high tariff and non-tariff barriers. Although ISI was initially effective in developing Brazil's industrial sector, by the end of the 1980s, it became clear that ISI promoted inefficiency and served as a roadblock to structural reform. In 1990 the government launched a trade opening program. Most non-tariff barriers were eliminated immediately and tariffs were scheduled to be cut over a four-year period. By 1994, average nominal protection in most sectors had fallen approximately 50%. The creation of the Mercosur served to accelerate the trade opening process. The end result was that Brazil's merchandise balance of trade dropped sharply from a traditional surplus to sizable deficits between 1995 and 1998. The flotation and devaluation of the Real in January 1999 brought a rebalancing of Brazil's external accounts and by 2001 the trade balance was back in surplus.


          In 2001, Brazil's exports amounted to US$58.2 billion and its imports were US$55.6 billion, leaving a trade surplus of US$2.6 billion. In 2002, Brazil's exports amounted to US$60.4 billion and its imports were US$47.2 billion, leaving a trade surplus of US$13.2 billion. In 2003, Brazil's exports amounted to US$73.1 billion and its imports were US$48.3 billion, leaving a trade surplus of US$24.8 billion. In 2004, Brazil's exports amounted to an estimated US$94.9 billion and its imports were an estimated US$63.5 billion, leaving an estimated trade surplus of US$31.4 billion. An advocate of free trade, President Lula is focusing the government's efforts on boosting export competitiveness and improving access to overseas markets, rather than curbing imports.


          The main destinations of Brazil's exports in 2003 were the United States (23.1%), followed by The Netherlands (5.8%), China (6.2%) and Germany (4.3%). The main origins of Brazil's imports in 2003 were the United States (20.2%), followed by Argentina (9.7%), Germany (8.7%) and Japan (5.2%).


          Brazil's currency is the Real, which was introduced in 1994. By abandoning a floating exchange rate in favor of a tightly managed crawling peg, the government used the currency exchange rate to reduce hyperinflation, rather than to foster international competitiveness. As a result, while hyperinflation ended, the currency became overvalued and in January 1999, the government was forced to let the Real float freely. The Real fell precipitously by 50% in the aftermath of the government's decision but it subsequently stabilized. The average Real/U.S. Dollar exchange rate in 2004 was R2.93, compared to R3.08 in 2003 and R2.92 in 2002. The countries of the Mercosur have had discussions about a common currency, like the European Union's Euro.


          Brazil's international reserves registered US$49.30 billion at December 2003, compared to US$37.82 at December 2002. Discounting International Monetary Fund resources, however, Brazil's reserves stood at US$19 billion at December 2003.


Economic Information
--------------------


          Since the 1980s, having overcome over a half century of military intervention in its governance, Brazil has pursued agricultural and industrial growth and is now South America's leading economic power. Brazil's economy is the tenth largest economy in the world, with well developed agricultural, mining, manufacturing and service sectors. Vast disparities remain, however, in the country's distribution of land and wealth.


          About 20% of Brazil's labor force is employed in the agricultural sector, which accounts for 9% of the country's gross domestic product. Brazil's major crops are coffee, citrus fruit, soybeans, sugarcane, rice, corn, cocoa, cotton, tobacco and bananas. Brazil also enjoys vast mineral resources, including iron ore (Brazil is the world's largest producer), quartz, chrome ore, manganese, industrial diamonds, gemstones, gold, nickel, tin, bauxite, uranium and platinum. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for approximately one-third of its gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services sector, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.


          Brazil experienced rapid economic growth in the 35-year period following World War II, but that came to an end in the 1970s, when Brazil began to experience cycles of inflation and depreciation. Numerous economic stabilization programs failed because they were based on price freezes rather then attempts to address the underlying causes.


          Starting in 1994, the government has undertaken a number of economic reforms to replace a state-dominated economy with a market oriented one. The first major economic stabilization program was known as the Real Plan, which was very successful in reducing Brazil's historically high inflation rates. Market opening and economic stabilization significantly enhanced Brazil's economic growth. However, when the growth slowed, Brazil's dependence on external financing and the government's failure to control its finances left the economy vulnerable to external shocks. Following the emerging market debt crisis in 1998, Brazil's economy went into recession. In 2000, the government adopted the Fiscal Responsibility Law, which imposes strict limits on government spending, both at the federal and state level. The government also instituted an inflation targeting program as the basis for monetary policy. While inflation met the target in 2000, it exceeded the target in 2001 and 2002. The government raised the target levels for 2003 and 2004. The current administration, that of President Lula, has continued the commitment to economic reform and has instituted major changes in Brazil's tax and pension systems.


          In addition to achieving its primary goal of reducing inflation, the Real Plan introduced one of the world's largest privatization programs. Privatization brought a flood of foreign investors, beginning in 1996. The yearly investment average in the telecommunications sector during the four years prior to 1996 was R$5.8 billion, compared to R$16.3 billion during the four years after 1996. Similarly, investment in the electrical power sector increased from R$5.3 billion annually prior to 1996 to R$7,2 billion after 1996. Direct foreign investment fell off after 2002, owing to the depreciation of the Real, as well as to adverse regulatory decisions.


          In 2001, Brazil experienced an electricity crisis due to low rainfall and to a drop in new investment. To prevent blackouts, the government introduced mandatory rationing and price hikes. Brazil has undertaken a program to reduce dependence on foreign oil. In the mid-1980s, approximately 70% of Brazil's oil and oil derivative needs came from imports. Currently, that figure is approximately 20%.


          The following tables provide certain statistical information regarding historical rates of exchange between the U.S. Dollar and the Real, inflation rates and Brazilian gross domestic product.


          CURRENCY EXCHANGE RATES. The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Real as certified for customs purposes by the Federal Reserve Bank of New York:


                                            Buying Rate in U.S. Dollars
                                            ---------------------------

          1998                              0.86
          1999                              0.55
          2000                              0.55
          2001                              0.43
          2002                              0.34
          2003                              0.33
          2004                              0.34


Source: Federal Reserve Statistical Releases.


          INFLATION RATE OF THE BRAZILIAN NATIONAL BROAD CONSUMER PRICE INDEX ("IPCA"). The following table sets forth for each year indicated the average change in the IPCA calculated by the Instituto Brasileiro de Geografia e Estatistica ("IBGE").


                                                     National Broad
                                                     Consumer Price Index
                                                     --------------------

          1998                                       3.2
          1999                                       4.9
          2000                                       7.0
          2001                                       6.8
          2002                                       8.5
          2003                                       14.7
          2004 (estimated)                           6.5


Source: Central Bank of Brazil.


          GROSS DOMESTIC PRODUCT. The following table sets forth for the years indicated the gross domestic product of Brazil at 2002 prices (R$million) and at current prices (US$million).


                         Gross Domestic        Gross Domestic
                         Product at 2002       Product at Current
                         Prices                Prices
                         (R$Million)           (US$Million)          Real Change
                         -----------           ------------          -----------

1998                     1,397,850             787,889               0.1
1999                     1,408,830             536,554               0.8
2000                     1,470,265             602,207               4.4
2001                     1,489,563             509,797               1.3
2002                     1,518,264             459,379               1.9
2003                     1,514,924             493,348               0.2


Source: Central Bank of Brazil.

--------------------------------------------------------------------------------

                                   APPENDIX E:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0292 #550183.1

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS:

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26, 1990 and filed September 28, 1990
               - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25, 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16, 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23, 1994 and filed August 24, 1994 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) with the Securities and Exchange Commission filed on May 1, 1995.

          (6) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1995.

          (7) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

          (8) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

          (9) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

          (10) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 18, 1997.

          (11) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on January 11, 1999.

          (12) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on January 11, 1999.

          (13) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 31, 2001 and filed April 12, 2001 - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

          (14) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 6, 2001 and filed April 20, 2001 - Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

          (15) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 26, 2002 and filed April 29, 2002 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 2002.

          (16) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 5, 2003 and filed February 6, 2003 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 33 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 10, 2003.

          (17) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 16, 2003 and filed on April 16, 2003 - Incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 11, 2004.

          (18) Articles Supplementary to the Articles of Incorporation of the Registrant dated March 31, 2004 and filed April 26, 2004 - Incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 2004.

          (19) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 7, 2004 and filed April 26, 2004 - Incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 2004.

          (20) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 8, 2005 and filed April 19, 2005 - Filed herewith.


          (21) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 8, 2005 and filed April 19, 2005 - Filed herewith.


     (b)  Amended and Restated By-Laws of the Registrant - Filed herewith.


     (c)  Not applicable.

     (d) (1) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. - Filed herewith.


          (2) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

          (2) Amendment to Custodian Agreement dated June 4, 1996 - Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

     (h) (1) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (2)  Expense Limitation Undertaking by Alliance Capital
               Management L.P. - Filed herewith.


     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.



     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 11, 2004.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

Other Exhibits:

          Powers of Attorney for: Ruth Block, David H. Dievler, John H. Dobkin and William H. Foulk, Jr. - Filed herewith.

          Power of Attorney for Marc O. Mayer - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 2004.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII of the Registrants By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.

     Section 2-418 of the Maryland General Corporation Law reads as follows:

          2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) Directors means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) Corporation includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

               (3) Expenses include attorneys fees.

               (4) Official capacity means the following:

                    (i) When used with respect to a director, the office of
               director in the corporation; and

                    (ii) When used with respect to a person other than a
               director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                    (iii) Official capacity does not include service for any
               other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) Party includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                         1. Was committed in bad faith; or

                         2. Was the result of active and deliberate dishonesty;
                    or

                    (ii) The director actually received an improper personal
               benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i) For a proceeding brought to enforce indemnification
               under this section; or

                    (ii) If the charter or bylaws of the corporation, a
               resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                    (c) A director may not be indemnified under subsection (b)
               of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d) Unless limited by the charter:

                              (1) A director who has been successful, on the
                    merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                              (2) A court of appropriate jurisdiction upon
                    application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and
               reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the directors liability took place.

               (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

               (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph
          (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) This section does not limit the corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

          Article EIGHTH of the Registrants Articles of Incorporation reads as follows:

          EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

          The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. ("ABIRM") provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABIRM against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and ABIRM.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          ARTICLE VII, Section 1 through Section 6 of the Registrants By-laws reads as follows:

          Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

          Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in
          Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

          Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

          Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

          Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

          Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

     (a) ABIRM, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABIRM acts as Principal Underwriter or Distributor for the following investment companies:


               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio* AllianceBernstein Intermediate Diversified Municipal Portfolio* AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
               AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio*
               AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

----------
* This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                   POSITIONS AND
                              OFFICES WITH                    OFFICES WITH
NAME                          UNDERWRITER                     REGISTRANT
----                          -----------                     ----------

Directors
Marc O. Mayer                 Chairman of the Board           President and
                              and Director                    Chief Executive
                                                              Officer

Mark R. Manley                Director  Secretary

Officers
Marc O. Mayer                 Chairman of the Board           President and
                                                              Chief Executive
                                                              Officer

Ranjani Nagaswami             Vice Chairman

Frederic L. Bloch             Executive Vice President

Richard A. Davies             Executive Vice President and
                              Managing Director

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and       Assistant
                              Assistant General Counsel       Secretary

Emilie D. Wrapp               Senior Vice President and
                              Assistant General Counsel

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Adam J. Beaudry               Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

John A. Gagliano              Senior Vice President

Bradley F. Hanson             Senior Vice President

Joseph P. Healy               Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Robert E. Powers              Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Eileen B. Sebold              Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Scott Whitehouse              Senior Vice President

Mark D. Gersten               Vice President and              Treasurer and
                              Treasurer Chief Financial       Officer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Margaret M. Bagley            Vice President

Mark H.W. Baltimore           Vice President

Kenneth F. Barkoff            Vice President

Troy E. Barton                Vice President

Laura J. Beedy                Vice President

David A. Bedrick              Vice President

Andrew Berger                 Vice President

Gregory P. Best               Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Alan T. Brum                  Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Kevin T. Cannon               Vice President

Alice L. Chan                 Vice President

Michael F. Connell            Vice President

Kenneth J. Connors            Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

Brett E. Dearing              Vice President

Daniel J. Deckman             Vice President

Stephen J. Dedyo              Vice President

Sherry V. Delaney             Vice President

Janet B. DiBrita              Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Bernard J. Eng                Vice President

Michele C. Eschert Johnson    Vice President

John J. Fennessy              Vice President

Joao P. Flor                  Vice President

Daniel P. Gangemi             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Tiffini J. Haley              Vice President

Michael S. Hart               Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Danielle M. Klaskow           Vice President

James D. Lathrop              Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President

Armando C. Llanes             Vice President

James P. Luisi                Vice President

Craig S. McKenna              Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Kathryn Austin Masters        Vice President

Paul S. Moyer                 Vice President

Doris T. Ciliberti Muller     Vice President

John F. Multhauf              Vice President

Jamie A. Nieradka             Vice President

David L. Nitz                 Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

Kent S. Petty                 Vice President

James J. Posch                Vice President

Rizwan A. Raja                Vice President

Carol H. Rappa                Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Miguel A. Rozensztroch        Vice President

Matthew J. Scarlata           Vice President

Stuart L. Shaw                Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Michael B. Thayer             Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

James R. Van Deventer         Vice President

Elsia M. Vasquez              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Peter H. Whitlock             Vice President

Kevin M. Winters              Vice President

Omar J. Aridi                 Assistant Vice
                              President

Moshe Aronov                  Assistant Vice
                              President

Jire J. Baran                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

David Chung                   Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Shawn Conroy                  Assistant Vice
                              President

Robert A. Craft               Assistant Vice
                              President

Marc DiFilippo                Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Efrain Fernandez              Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Jason E. Grantz               Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Luis Martin Hoyos             Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Dwayne A. Javier              Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Jung M. Kim                   Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Ted R. Kosinski               Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                  Assistant
                              President                       Secretary

Gary M. Lang                  Assistant Vice
                              President

Christopher J. Larkin         Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Mathew J. Malvey              Assistant Vice
                              President

Christopher J. Markos         Assistant Vice
                              President

Osama Mari                    Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Steven M. Miller              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                  Assistant
                              President and Counsel           Secretary

Troy E. Mosconi               Assistant Vice
                              President

Jennifer A. Mulhall           Assistant Vice
                              President

Joseph D. Ochoa               Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Matthew V. Peterson           Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Daniel A. Rudnitsky           Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Thomas M. Vitale              Assistant Vice
                              President

Benjamin S. Wilhite           Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Joanna Wong                   Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Maureen E. Yurcisin           Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

     (c)  Not Applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not Applicable.

ITEM 30.  Undertakings.

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of April, 2005.

                                      ALLIANCEBERNSTEIN VARIABLE
                                      PRODUCTS SERIES FUND, INC.

                                      By: Marc O. Mayer*
                                          ---------------
                                          Marc O. Mayer
                                          President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     SIGNATURE                         TITLE                   DATE
     ---------                         -----                   ----

1.   Principal Executive Officer

     Marc O. Mayer*                    President and Chief     April 27, 2005
                                       Executive Officer

2.   Principal Financial and
     Accounting Officer

     /s/  Mark D. Gersten              Treasurer and
     --------------------              Chief Financial
          Mark D. Gersten              Officer                 April 27, 2005

3.   All of the Directors

     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     William H. Foulk, Jr.*

     *By: /s/ Andrew L. Gangolf                                April 27, 2005
          ----------------------
              Andrew L. Gangolf
              (Attorney-in-fact)

                                INDEX TO EXHIBITS

Exhibit No.     Description of Exhibits

(a)(20)         Articles of Amendment to the Articles of Incorporation

(a)(21)         Articles Supplementary to the Articles of Incorporation

(b)             Amended and Restated By-Laws

(d)(1)          Investment Advisory Agreement

(h)(2)          Expense Limitation Undertaking

(i)             Opinion and Consent of Seward & Kissel LLP

(j)             Consent of Independent Registered Public Accounting Firm

Other Exhibits: Powers of Attorney



00250.0292 #562258